FX ENERGY, INC.
                             401(k) STOCK BONUS PLAN



                       RESTATED EFFECTIVE JANUARY 1, 2004

                  (Prepared by Callister Nebeker & McCullough)


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                                TABLE OF CONTENTS

                                                                            PAGE
ARTICLE                    TITLE                                             NO.

ARTICLE I ESTABLISHMENT AND RESTATEMENT.......................................1
         1.01     Establishment...............................................1
         1.02     History.....................................................1
         1.03     Intent......................................................1
         1.04     EGTRRA Provisions...........................................1
         1.05     Limitation on Applicability.................................1

ARTICLE II DEFINITIONS OF TERMS...............................................2
         2.01     "Account"...................................................2
         2.02     "Accrued Benefit"...........................................2
         2.03     "Administrator" or "Plan Administrator".....................3
         2.04     "Affiliated Group"..........................................3
         2.05     "Age".......................................................3
         2.06     "Anniversary Date"..........................................3
         2.07     "Beneficiary"...............................................3
         2.08     "Board of Directors"........................................3
         2.09     "Code"......................................................3
         2.10     "Compensation" or "Annual Compensation".....................3
         2.11     "Contingent Beneficiary"....................................4
         2.12     "Disability"................................................4
         2.13     "Distribution Date".........................................4
         2.14     "Effective Date"............................................4
         2.15     "Elective Deferral".........................................4
         2.16     "Eligible Employee".........................................4
         2.17     "Employee"..................................................4
         2.18     "Employer" or "FX Employer".................................4
         2.19     "Employer Contribution".....................................5
         2.20     "Employer Securities".......................................5
         2.21     "Entry Date"................................................5
         2.22     "ERISA".....................................................5
         2.23     "Excluded Employee".........................................5
         2.24     "Fiduciary".................................................6
         2.25     "Highly Compensated Employee" or "HCE"......................6
         2.26     "Inactive Participant"......................................7
         2.27     "Investment Fund"...........................................7
         2.28     "Investment Manager"........................................7
         2.29     "K-Test Average Contribution Percentage"....................7
         2.30     "K-Test Contribution Percentage"............................7
         2.31     "K-Test Contributions"......................................7
         2.32     "Leased Employee"...........................................8
         2.33     "Limitation Year"...........................................8
         2.34     "M-Test Average Contribution Percentage"....................8
         2.35     "M-Test Contribution Percentage"............................8
         2.36     "M-Test Contributions"......................................8
         2.37     "Matching Contribution".....................................9
         2.38     "Named Fiduciary"...........................................9
         2.39     "Net Profit"................................................9
         2.40     "Non-Highly Compensated Employee" or "NHCE".................9

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         2.41     "Normal Retirement Age".....................................9
         2.42     "Normal Retirement Date"....................................9
         2.43     "Participant"...............................................9
         2.44     "Plan"......................................................9
         2.51     "Plan Sponsor"..............................................9
         2.52     "Plan Year".................................................9
         2.53     "Predecessor Plan".........................................10
         2.54     "Prior Plan"...............................................10
         2.55     "Qualified Matching Contribution"..........................10
         2.56     "Qualified Non-Elective Contribution"......................10
         2.57     "Transferred Benefits".....................................10
         2.58     "Trust"....................................................10
         2.59     "Trust Fund"...............................................10
         2.60     "Trustee"..................................................10
         2.61     "Valuation Date"...........................................10
         2.62     "Vested Interest" or "Vested Accrued Benefit"..............10

ARTICLE III SERVICE DEFINITIONS AND RULES....................................11
         3.01     "Eligibility Computation Period"...........................11
         3.02     "Eligibility Service"......................................11
         3.03     "Employment Commencement Date".............................11
         3.04     "Hour of Service"..........................................11
         3.05     "One Year Break in Service"................................13
         3.06     "Re-employment Commencement Date"..........................13
         3.07     "Termination of Employment"................................13
         3.08     "Vesting Computation Period"...............................14
         3.09     "Year of Service"..........................................14
         3.10     "Year of Eligibility Service"..............................14
         3.11     "Year of Vesting Service"..................................14
         3.12     Special Rules for Crediting Service........................14
         3.13     Qualified Military Service Rules...........................14

ARTICLE IV ELIGIBILITY AND PARTICIPATION.....................................16
         4.01     Age and Service Requirements...............................16
         4.02     Plan Administrator to Furnish Eligibility Information......16
         4.03     Information to be Provided by Employee.....................16
         4.04     Reclassification of an Eligible Employee or
                    Excluded Employee........................................16
         4.05     Re-employment and Commencement of Participation............16
         4.06     Election Not To Participate................................17
         4.07     Effect of Participation....................................17

ARTICLE V PARTICIPANT AND EMPLOYER CONTRIBUTIONS.............................18
         5.01     Elective Deferrals.........................................18
         5.02     Payment to Trustee.........................................19
         5.03     Suspension of Deferrals....................................19
         5.04     No Voluntary Contributions by Participants.................19
         5.05     Rollover Contributions by Participants.....................20
         5.06     Employer Matching Contributions............................20
         5.06A    Safe Harbor Employer Matching Contributions................21
         5.07     Employer Profit Sharing Contributions......................22
         5.08     Time and Method of Payment.................................22
         5.09     Employer Contribution Accounts.............................22

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         5.10     Limitations on Contributions...............................23
         5.11     Excess Contributions.......................................24
         5.12     Correction of Excess Contributions.........................25

ARTICLE VI ALLOCATIONS TO ACCOUNTS...........................................27
         6.01     Revaluation of Assets......................................27
         6.02     Allocation of Contributions and Forfeitures................27
         6.03     Adjustment of Accounts.....................................28
         6.04     Eligibility for Allocation of Employer Matching and
                    Profit Sharing Contributions.............................29
         6.05     Suspension of Accrual Requirements for Employer
                    Profit Sharing Contributions.............................30
         6.06     New Comparability Formula for Allocation of Employer
                  Profit Sharing Contributions...............................30

ARTICLE VII LIMITATIONS ON ALLOCATIONS.......................................34
         7.01     Special Definitions........................................34
         7.02     Coordination With Other Plans..............................39
         7.03     Order of Limitations.......................................39
         7.04     Aggregation of Plans.......................................40
         7.05     Suspense Account...........................................40

ARTICLE VIII IN-SERVICE AND HARDSHIP WITHDRAWALS.............................41
         8.01     Withdrawals Due to Attainment of Age 59 1/2,
                    Completion of Service or Hardship........................41
         8.02     Financial Hardship Distribution Rules......................41
         8.03     Determination of Immediate and Heavy Financial Need........42
         8.05     Withdrawal of Rollover Contributions.......................42

ARTICLE IX RETIREMENT BENEFITS...............................................43
         9.01     Normal or Late Retirement..................................43
         9.02     Disability Retirement......................................43
         9.03     Method of Payment..........................................43
         9.04     Time of Payment............................................44
         9.05     Minimum Distribution Requirements..........................44
         9.06     Qualified Joint and Survivor Annuity.......................47
         9.07     Distribution of Employer Securities........................49
         9.09     Distribution of Transferred Benefits.......................49

ARTICLE X DEATH BENEFITS.....................................................50
         10.01    Death Benefits Payable.....................................50
         10.02    Designation of Beneficiary.................................50
         10.03    Death Benefit Payment Procedure............................50
         10.04    Required Distributions Upon Death..........................51
         10.05    Qualified Pre-retirement Survivor Annuity and
                    Related Matters..........................................53
         10.06    Optional Forms of Benefit Guaranteed.......................56

ARTICLE XI BENEFITS UPON OTHER TERMINATION OF EMPLOYMENT.....................57
         11.01    Vested Amounts.............................................57
         11.02    Distribution of Vested Interest:...........................57
         11.03    Eligible Rollover Distributions............................58
         11.04    Breaks in Service and Vesting..............................60

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         11.05    No Increase in Pre-break Vesting...........................60
         11.06    Disposition of Forfeitures.................................60
         11.07    Distribution to Participants Who Are Less Than
                    100% Vested..............................................61
         11.08    Repayment of Distribution..................................61
         11.09    Restoration of Accounts....................................61
         11.10    Amendments to the Vesting Schedule.........................62

ARTICLE XII FIDUCIARY DUTIES.................................................63
         12.01    General Fiduciary Duty.....................................63
         12.02    Allocation of Responsibilities.............................63
         12.03    Delegation of Responsibilities.............................63
         12.04    Liability for Allocation or Delegation of
                    Responsibilities.........................................63
         12.05    Liability for Co-Fiduciaries...............................63
         12.06    Same Person May Serve in More than One Capacity............64
         12.07    Indemnification............................................64

ARTICLE XIII THE PLAN ADMINISTRATOR..........................................65
         13.01    Appointment of Plan Administrator..........................65
         13.02    Acceptance by Plan Administrator...........................65
         13.03    Signature of Plan Administrator............................65
         13.04    Appointment of an Investment Manager.......................65
         13.05    Duties of the Plan Administrator...........................65
         13.06    Claims Procedure...........................................66
         13.07    Claims Review Procedure....................................66
         13.08    Limitations of Actions on Claims...........................67
         13.09    Compensation and Expenses of Plan Administrator............67
         13.10    Removal or Resignation.....................................67
         13.11    Records of Plan Administrator..............................67
         13.12    Other Responsibilities.....................................67

ARTICLE XIV THE TRUSTEE......................................................68
         14.01    Appointment of Trustee.....................................68
         14.02    Acceptance by Trustee......................................68
         14.03    Provisions of Trust Agreement..............................68
         14.04    Participant Voting Rights..................................68
         14.05    Investment Committee.......................................68
         14.06    Liability for Plan Expenses................................68
         14.07    Payment From the Trust Fund................................69

ARTICLE XV THE EMPLOYER......................................................70
         15.01    Notification...............................................70
         15.02    Record Keeping.............................................70
         15.03    Bonding....................................................70
         15.04    Signature of Employer......................................70
         15.05    Plan Counsel and Expenses..................................70
         15.06    Other Responsibilities.....................................70
         15.07    Affiliated Groups..........................................70
         15.08    Employer Contributions.....................................71

ARTICLE XVI PLAN AMENDMENT OR MERGER.........................................72
         16.01    Power to Amend.............................................72
         16.02    Limitations on Amendments..................................72

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         16.03    Method of Amendment........................................72
         16.04    Notice of Amendment........................................72
         16.05    Merger or Consolidation....................................72

ARTICLE XVII TERMINATION OR DISCONTINUANCE OF CONTRIBUTIONS..................74
         17.01    Right to Terminate.........................................74
         17.02    Effect of Termination......................................74
         17.03    Manner of Distribution.....................................74
         17.04    No Reversion...............................................74
         17.05    Termination of an Employer.................................75
         17.06    Partial Termination........................................75

ARTICLE XVIII FUNDING POLICY FOR PLAN BENEFITS...............................76
         18.01    Funding Method.............................................76
         18.02    Investment Policy..........................................76
         18.03    No Purchase of Life Insurance Contracts....................76
         18.04    Investment Fund............................................76
         18.05    Non-transferability of Annuity Contracts...................76
         18.06    Participant Directed Investments...........................77
         18.07    Establishment of Separate Funds............................77

ARTICLE XIX TOP-HEAVY PROVISIONS.............................................79
         19.01    Application................................................79
         19.02    Special Definitions........................................79
         19.03    Top-Heavy or Super Top-Heavy Minimum Required Allocation...83
         19.04    Non-forfeitability of Minimum Top-Heavy Allocation.........84
         19.05    Top Heavy Compensation Limitation..........................84
         19.06    Minimum Vesting Provision..................................85
         19.07    Adjustments to Limitations.................................85
         19.08    Participant Elective Deferrals.............................85
         19.09    EGTRRA Modification of Top-Heavy Rules.....................85

ARTICLE XX PROVISIONS AFFECTING BENEFITS.....................................87
         20.01    Availability of Loans......................................87
         20.02    Loan Administration........................................87
         20.03    Amount of Loan.............................................87
         20.04    Collateral Requirements....................................87
         20.05    Loan Terms.................................................88
         20.06    Accounting for Loans.......................................88
         20.07    Effect of Termination of Employment or Plan................88
         20.08    Spousal Consent............................................88
         20.09    Anti-Alienation............................................88
         20.10    Qualified Domestic Relations Orders........................89
         20.11    QDRO Definitions...........................................89

ARTICLE XXI MULTIPLE EMPLOYER PROVISIONS.....................................90
         21.01    Adoption by Other FX Employers.............................90
         21.02    Requirements of Participating FX Employers.................90
         21.03    Designation of Agent.......................................90
         21.04    Employee Transfers.........................................90
         21.05    Amendment..................................................90
         21.06    Discontinuance of Participation............................90

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         21.07    Administrator's Authority..................................91
         21.08    Participating Employer Contributions.......................91

ARTICLE XXII REPURCHASE OF DISTRIBUTED EMPLOYER SECURITIES...................92
         22.01    Put option.................................................92
         22.02    Restriction on Employer Securities.........................92
         22.03    Lifetime Transfer/Right of First Refusal...................92
         22.04    Payment of Purchase Price..................................93
         22.05    Notice.....................................................93
         22.06    Terms and Definitions......................................93

ARTICLE XXIII MISCELLANEOUS..................................................94
         23.01    Participant's Rights.......................................94
         23.02    Actions Consistent with Terms of Plan......................94
         23.03    Performance of Duties......................................94
         23.04    Validity of Plan...........................................94
         23.05    Legal Action...............................................94
         23.06    Gender and Number..........................................94
         23.07    Uniformity.................................................94
         23.08    Headings...................................................94
         23.09    Receipt and Release for Payments...........................94
         23.10    Payments to Minors, Incompetents...........................95
         23.11    Missing Persons............................................95
         23.12    Transfer of Interest.......................................95
         23.13    Prohibition Against Diversion of Funds.....................95
         23.14    Period of the Trust........................................96
         23.15    Applicability of Plan......................................96
         23.16    Misstatement of Age........................................96
         23.17    Return of Contributions to the Employer....................96
         23.18    Counterparts...............................................96

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                                    ARTICLE I
                          ESTABLISHMENT AND RESTATEMENT


         1.01 Establishment: This Plan is an amendment and restatement of the FX Energy, Inc. 401(k) Profit Sharing Plan ("Prior Plan") and is signed and executed on the day set forth at the end of this Plan, effective for all purposes (except as specifically set forth hereafter) as of January 1, 2004. This Plan is established and maintained by FX Energy, Inc., a corporation organized and existing under the laws of Nevada, with its principal offices located at Salt Lake City, Utah, hereinafter referred to as the "Plan Sponsor." With the consent of FX Energy, Inc., this Plan may be adopted by other Employers affiliated with FX Energy, Inc.

         1.02 History: Effective as of January 1, 1999, FX Energy, Inc. established the FX Energy, Inc. 401(k) Profit Sharing Plan ("Prior Plan") and executed as part of the Prior Plan a Trust Agreement to provide retirement benefits for eligible Employees of FX Energy, Inc. and its affiliated companies. The Prior Plan was subsequently restated and amended effective January 1, 2002, to comply with all requirements of the legislation known collectively as "GUST," and to include amendments to reflect certain provisions of the Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA").

         1.03 Intent: FX Energy, Inc. intends by this Plan to amend and restate the Prior Plan to for the benefit of its Employees and those Employees of its affiliated companies who shall meet the eligibility requirements hereinafter set forth and for the benefit of the beneficiaries of such Employees, respectively, as hereinafter provided. FX Energy, Inc., also intends that this Plan shall permit FX Energy, Inc. to make contributions of Employer Securities and shall permit Participants to invest in additional shares of Employer Securities. FX Energy, Inc. further intends that this Plan shall meet all the requirements of the Internal Revenue Code of 1986 ("Code") and the Employee Retirement Income Security Act of 1974 ("ERISA"). In addition to the 401(k) provisions herein, FX Energy, Inc., intends that this Plan be a stock bonus plan and hold Employer Securities as contributed. The Plan shall be interpreted, wherever possible, to comply with the terms of the Code and ERISA and all formal regulations and rulings issued thereunder.

         1.04 EGTRRA Provisions: This Plan incorporates certain provisions intended to comply in good faith with of the Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA"). These provisions are to be construed in accordance with EGTRRA and guidance issued thereunder. Unless otherwise indicated provisions included in this Plan in compliance with EGTRRA shall be effective as of the first day of the first plan year beginning after December 31, 2001. Provisions included in this Plan that conform to EGTRRA shall supersede all other provisions of the Plan to the extent those provisions are inconsistent therewith.

         1.05 Limitation on Applicability: The provisions of this Plan shall apply only to persons who are or who become Participants in this Plan on or after the Effective Date. Except as specifically provided in this Plan, the provisions of the Prior Plan will continue to apply to persons who are former Employees on the Effective Date, unless and until such time as such persons may again become Participants in this Plan.

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                                   ARTICLE II
                              DEFINITIONS OF TERMS

         As used in this Plan and Trust Agreement, the following words and phrases shall have the meanings indicated, unless the context clearly requires another meaning.

         2.01 "Account" shall mean the Account established and maintained by the Plan Administrator for a Participant with respect to any interest in the Investment Fund. Each Participant's Account shall be credited or charged with contributions, distributions, earnings and losses as provided herein. The following separate sub-accounts shall be established for each Participant, as applicable, and in the aggregate they shall constitute the Participant's
Account:

         (a) "Participant Elective Deferral Account" shall mean the Account that is attributable to the contributions made by the Employer pursuant to an election by the Participant under Section 5.01.

         (b) "Participant Rollover Account" shall mean the Account that is attributable to contributions received pursuant to Section 5.05.

         (c) "Employer Matching Contribution Account" shall mean the Account that is attributable to matching contributions made by the Employer pursuant to Sections 5.06 and 5.06A.

         (d) "Employer Profit-Sharing Contribution Account" shall mean the Account that is attributable to the Profit-Sharing contributions made by the Employer pursuant to Section 5.07.

         (e) "Employer Securities Account" shall mean the Account maintained for each Participant to hold the Participant's share of Employer Securities (including fractional shares) contributed in kind by the Employer to the Trust, forfeitures of Employer Securities, stock dividends on Employer Securities and Employer Securities acquired by the Trust pursuant to Participant investment direction.

         (f) "General Investments Account" shall mean the Account that is attributable to all contributions made to the Plan for the benefit of the Participant that are not comprised of Employer Securities, together with all forfeitures, earnings and accruals thereon.

         (g) "Predecessor Plan Account" shall mean the Account that is attributable to assets transferred from a Predecessor Plan ("Transferred Benefits").

         Certain sub-accounts may include or incorporate assets from other sub-accounts. The maintenance of separate sub-accounts is for accounting purposes only and segregation of the assets of the Plan shall not be required.

         2.02 "Accrued Benefit" shall mean, as of any date, the sum of the values in each of a Participant's Accounts as of the most recent preceding Valuation Date, plus any contributions to and minus any distributions from the Accounts since the Valuation Date, plus the cash surrender value of all Insurance Contracts and allocated annuity contracts purchased for a Participant.

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         2.03 "Administrator" or "Plan Administrator" shall mean the person, persons, or corporation administering this Plan, as provided in Article XIII hereof, and any successor or successors thereto.

         2.04 "Affiliated Group" shall mean a group of corporations, trades or businesses that constitute a controlled group of corporations, trades or businesses as defined in Code ss.ss.414(b) and (c) and shall also include a group of corporations, partnerships or other organizations that constitute an affiliated service group as defined in Code ss.414(m) or is treated as a single employer under Code ss.414(o) and the regulations thereunder.

         2.05 "Age" shall mean a person's attained age in completed years and months as of the date determined.

         2.06 "Anniversary Date" shall be the first day of each Plan Year.

         2.07 "Beneficiary" shall mean any person, persons, or trust designated by a Participant on a form as the Plan Administrator may prescribe to receive any death benefit that may be payable hereunder if such person or persons survive the Participant. This designation may be revoked at any time in similar manner and form. In the event of the death of the designated Beneficiary prior to the death of the Participant, the Contingent Beneficiary shall be entitled to receive any death benefit.

         2.08 "Board of Directors" shall mean:

         (a) In the case of a corporation, its Board of Directors; or

         (b) In the case of a partnership or joint venture, its controlling partners.

         2.09 "Code" shall mean the Internal Revenue Code of 1986, as amended.

         2.10 "Compensation" or "Annual Compensation" shall mean the amount of all base salary payments and wages for personal services rendered that is paid to an Employee during the Plan Year by an FX Employer, including overtime pay, commissions, bonuses and lump sum severance payments, unless such amounts are specifically excluded from consideration as Compensation under an employment agreement between the Employee and the FX Employer. Compensation shall be determined before deductions for federal income taxes, state income taxes and Social Security (FICA) taxes, before deductions for contributions by salary reduction to this Plan or any other plan that meets the requirements of Code ss.ss.401(k) or 125 and are sponsored by an FX Employer, before deductions for Participant contributions to any insurance program sponsored by an FX Employer and before deferral pursuant to any written contract of deferred compensation between the Participant and an FX Employer. Compensation shall not include director's fees, allowances or reimbursements for expenses, relocation payments, merchandise and service discounts, the value of insurance coverage, automobile or mileage allowances, parking or public transportation payments not includable in gross income by reason of Code ss.132(f)(4), amounts realized from the exercise of a non-qualified stock option, or when restricted stock (or property) held by a Participant either becomes freely transferable or is no longer subject to a substantial risk of forfeiture, amounts realized from the sale, exchange, or other disposition of stock acquired under a qualified stock option, benefits in the form of property or the use of property, or other fringe benefits and amounts deferred pursuant to a written contract of deferred compensation between the Participant and an FX Employer. Unless specifically included by this Section, payments or contributions to or for the benefit of a Participant under any deferred compensation plan, pension, profit sharing, group life or health insurance, hospitalization or other employee benefit plan or any

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payments from such a plan and any amounts paid at or after termination of employment (on account of such termination), such as installment severance payments, vacation and sick leave cash-outs, shall not be included in Compensation. For purposes of a contribution or an allocation under the Plan based on compensation, Annual Compensation shall only include amounts actually paid an Employee during the period the Employee is a Participant in the Plan.

         Effective for Plan Years commencing on and after January 1, 2002, Annual Compensation of each Participant taken into account in determining allocations for any Plan Year shall not exceed Two Hundred Thousand Dollars ($200,000), as adjusted for cost-of-living increases in accordance with Code ss.401(a)(17)(B). The cost-of-living adjustment in effect for a calendar year applies to Annual Compensation for the Plan Year that begins with or within such calendar year. Prior to January 1, 2002, the Participant's Annual Compensation taken into account for any Plan Year shall not exceed One Hundred Fifty Thousand Dollars ($150,000), or such greater or lesser amount, adjusted as provided in Code ss.401(a)(17)(B). Aggregation of family members' compensation shall not be required or allowed when determining Annual Compensation.

         2.11 "Contingent Beneficiary" shall mean the person, persons, or trust duly designated by the Participant to receive any death benefit from the Plan in the event the designated Beneficiary does not survive the Participant.

         2.12 "Disability" shall mean a mental or physical disease or condition that can be expected to result in death or that can be expected to last for a continuous period of at least six (6) months. In making this determination, the Administrator may employ a doctor who is licensed and qualified to practice medicine in any State to examine the Participant and then issue an opinion as to the disability of the Participant involved. Notwithstanding the foregoing, a Participant who is eligible to receive Social Security disability payments shall be deemed to be disabled without further proof.

         2.13 "Distribution Date" shall mean the first day of the first month for which an amount is payable, or the date on which a benefit is actually paid or begins to be paid.

         2.14 "Effective Date" shall mean generally January 1, 2004, or such alternate date with respect to any provision as may be specified herein. All provisions of this Plan as restated and amended shall be effective as of that date except to the extent this Plan provides for an alternate date. The original effective date of the Prior Plan was January 1, 1999.

         2.15 "Elective Deferral" shall mean a contribution to the Plan under a cash or deferred arrangement as defined in Code ss.401(k) to the extent not includable in gross income, which is made pursuant to an election and authorization by a Participant through a Salary Reduction Agreement consistent with the provisions of Section 5.01.

         2.16 "Eligible Employee" shall mean any Employee who is not an Excluded Employee.

         2.17 "Employee" shall mean any person who is employed by an FX Employer in any capacity other than solely as a director.

         2.18 "Employer" or "FX Employer" shall mean the Plan Sponsor and any other entity who, with the authorization of the Plan Sponsor, may adopt this Plan. Solely for purposes of determining Eligibility Service, Years of Vesting Service and One Year Breaks in Service, any entity not adopting this Plan that, together with the Plan Sponsor, is a member of an Affiliated Group shall also be treated as an Employer for the period of time during which such entity was a member of such

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

group. FX Employers may, at the option of the Plan Sponsor, be identified by a list attached as an addendum to this Plan, or through separate participation agreements, that reflect adoption by the FX Employer of this Plan.

         2.19 "Employer Contribution" shall mean any contribution made to this Plan on behalf of an Employee by the Employer. For purposes of the investment provisions in Section 18.07 Elective Deferrals shall not be considered to be Employer Contributions, regardless of any other characterization of such Deferrals under the Plan or the Code.

         2.20 "Employer Securities" shall mean common stock issued by the Employer (or by a corporation that is a member of an Affiliated Group of which the Employer is a member) that is readily tradeable on an established securities market. If there is no stock that meets this requirement, then "Employer Securities" shall mean common stock issued by the Employer (or by a corporation that is a member of an Affiliated Group of which the Employer is a member) having a combination of voting power and dividend rights equal to or in excess of --

         (a) that class of common stock of the Employer (or of any other such corporation) having the greatest voting power; and

         (b) that class of common stock of the Employer (or of any other such corporation) having the greatest dividend rights.

         Noncallable preferred stock shall be deemed "Employer Securities" if it is convertible at any time into stock that constitutes "Employer Securities" hereunder and if the conversion is at a price that is reasonable on its date of acquisition by the Trust.

         2.21 "Entry Date" shall mean, solely for purposes of participation under Article IV, the date an Employee became or becomes a Participant in the Plan. Entry Dates occur on each January 1, April 1, July 1 and October 1.

         2.22 "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended.

         2.23 "Excluded Employee" shall mean a member of that class of Employees who are not eligible to participate in the Plan or accrue any benefit under the Plan, regardless of employment status or the number of hours worked by the Employee. The class of such Employees includes:

         (a) Employees whose employment is governed by the terms of a collective bargaining agreement between Employee representatives and the Employer under which retirement benefits were the subject of good faith bargaining between said Employee representatives and the Employer.

         (b) Employees who are designated by the Employer to be in any of the following classifications:

                  (i) consultant,

                  (ii) independent contractor, or

                  (iii) Leased Employee.

                  It is expressly intended that an individual identified or determined by the Employer to be in one of the above classifications shall be ineligible to participate in the Plan without regard to whether a court, administrative agency or other fact-finder subsequently determines that the individual was not or is not in fact in that classification.

         (c) Employees who are employed by an entity that is part of a Affiliated Group with an FX Employer, but that entity has not adopted and does not participate in this Plan.

         2.24 "Fiduciary" shall mean and include the Trustee, Plan Administrator, Plan Sponsor, Investment Manager, and any other person or corporation who:

         (a) Exercises any discretionary authority or discretionary control respecting management of the Plan or exercises any authority or control respecting management or disposition of its assets;

         (b) Renders investment advice for a fee or other compensation, direct or indirect, with respect to any moneys or other property of the Plan, or has any authority or responsibility to do so;

         (c) Has any discretionary authority or discretionary responsibility in the administration of the Plan; or

         (d) Is described as a "fiduciary" in Sections 3(14) or (21) of ERISA or is designated to carry out fiduciary responsibilities pursuant to this agreement to the extent permitted by Section 405(c)(1)(B) of ERISA.

         2.25 "Highly Compensated Employee" or "HCE" shall mean an Employee, other than a non-resident alien receiving no earned income from the Employer from sources within the United States, who:

         (a) was at any time during the Plan Year or the Look-back Year a Five Percent Owner (as defined in Section 19.02(c)); or

         (b) received Compensation from the Employer in the Look-back Year in excess of Ninety Thousand Dollars ($90,000) and was in the Top Paid Group for the Look- back Year.

         "Look-back Year" means the Plan Year immediately preceding the Plan Year for which the determination is being made. An Employee is in the "Top Paid Group" if the Employee is in the group consisting of the top twenty percent (20%) of Employees when ranked on the basis of Compensation paid during the Look Back Year. When calculating the number of Employees in the Top Paid Group the following Employees shall be excluded: (i) Employees who have not completed 6 months of service; (ii) Employees who normally work less than 17 1/2 hours per week; (iii) Employees who normally work not more than six months during any year; (iv) Employees who have not attained Age 21; and (v) Employees who are Excluded Employees by reason of Section 2.25(a). The Ninety Thousand Dollar ($90,000) amount in (b) above shall be adjusted for cost of living as provided under Code ss.415(d), except that the base period shall be the calendar quarter ending September 30, 1996.

         A former Employee who was a Highly Compensated Employee upon Termination of Employment or at any time after attaining Age fifty-five (55) shall be treated as a Highly Compensated Employee. No family aggregation rules shall apply when determining who is a Highly Compensated Employee and no Employee who is a family member of any Highly Compensated Employee shall be required or considered to be a single Employee with the Highly Compensated Employee. For purposes of this Section Compensation is defined as in Section 7.01(b) of this Plan, but shall include contributions made by the Employer to a plan of deferred compensation otherwise excluded in Section 7.01(b).

         2.26 "Inactive Participant" shall mean an individual who retains and is entitled to receive a distribution of an Accrued Benefit from the Plan, but who is not currently eligible to make Elective Deferral Contributions or receive an allocation of Employer Contributions or forfeitures, without regard to whether the individual has incurred a Termination of Employment.

         2.27 "Investment Fund" shall mean all assets of the Trust Fund.

         2.28 "Investment Manager" shall mean any Fiduciary (other than a Trustee or Named Fiduciary) who:

         (a) Has the power to manage, acquire or dispose of any asset of the Plan;

         (b) Is (i) registered as an investment advisor under the Investment Advisors Act of 1940; (ii) a bank as defined in that Act; or (iii) is an insurance company qualified to perform services described in subsection (a) above under the laws of more than one state; and

         (c) Has acknowledged in writing that he is a Fiduciary with respect to the Plan.

         2.29 "K-Test Average Contribution Percentage" shall mean the average (expressed as a percentage) of the K-Test Contribution Percentages of the Participants in a group.

         2.30 "K-Test Contribution Percentage" shall mean the ratio (expressed as a percentage) of a Participant's K-Test Contributions for a Plan Year to the Participant's Compensation for the Plan Year. The K-Test Contribution Percentage for a Participant who is a Highly Compensated Employee shall be determined by combining all cash or deferred arrangements under which the Highly Compensated Employee is eligible to participate (other than those that may not be permissively aggregated) with this Plan as though they were a single arrangement. The K-Test Contribution Percentage for a Participant who has made no Elective Deferral contributions and who is not credited with any K-Test Contributions for the Plan Year shall be zero (0).

         2.31 "K-Test Contributions" shall mean, for any Plan Year, a Participant's Elective Deferrals, plus, if so elected by the Employer, part or all of the Qualified Non-Elective Contributions and Qualified Matching Contributions allocated to the Participant for such year, provided that, any Qualified Non-Elective Contributions included as K-Test Contributions shall not increase the difference between the K-Test Average Contribution Percentage for Highly Compensated Employees and the K-Test Average Contribution Percentage for Non-Highly Compensated Employees; and, further provided that, no Qualified Non-Elective Contributions or Qualified Matching Contributions included as K-Test Contributions shall be included as M-Test Contributions. In determining the amount of a Participant's Elective Deferrals under this Section the Plan Administrator shall take into account elective deferrals made by the Participant under any other plan that is aggregated with this Plan for purposes of Code ss.401(a)(4) or Code ss.410(b) (other than Code ss.410(b)(2)(A)(ii)) and any other plan satisfying Code ss.401(k)(3) and Reg. ss.1.401(k)-1(b)(3) that the Employer elects to permissively aggregate with this Plan, by treating all such plans and this Plan as a single plan.

         2.32 "Leased Employee" shall mean any person who, pursuant to an agreement between the FX Employer and any other person or organization (leasing organization), performs services for the Employer (or for the FX Employer and related persons determined in accordance with Code ss.414(n)(6)), and the services are performed under the primary direction or control of the FX Employer.

         Contributions or benefits provided by the leasing organization that are attributable to services performed for the Employer shall be treated as provided by the Employer. If the Leased Employees constitute not more than twenty percent (20%) of the FX Employer's non-highly compensated work force, the preceding sentence shall not apply to any Leased Employee who is covered by a money purchase pension plan providing:

         (a) A non-integrated employer contribution rate of at least ten percent (10%) of compensation; and

         (b) Immediate participation with respect to any person who has received compensation from the leasing organization of at least One Thousand Dollars ($1,000) in any one of the four most recent plan years of such plan; and

         (c)      Full and immediate vesting.

         2.33 "Limitation Year" shall mean the Plan Year, unless the Employer elects a different twelve (12) month period.

         2.34 "M-Test Average Contribution Percentage" shall mean the average (expressed as a percentage) of the M-Test Contribution Percentages of the Participants in a group.

         2.35 "M-Test Contribution Percentage" shall mean the ratio (expressed as a percentage) of a Participant's M-Test Contributions for a Plan Year to the Participant's Compensation for the Plan Year. The M-Test Contribution Percentage for a Participant who is a Highly Compensated Employee shall be determined by combining all plans subject to Code ss.401(m) under which the Highly Compensated Employee is eligible to participate (other than those that may not be permissively aggregated) with this Plan as though they were a single plan. For this purpose, Compensation is defined as in Section 7.01(b) of the Plan. The M-Test Contribution Percentage for a Participant who has made no Elective Deferral contributions and who is not credited with any M- Test Contributions for the Plan Year shall be zero (0).

         2.36 "M-Test Contributions" shall mean for any Plan Year Matching Contributions made pursuant to Section 5.05 less any of the Participant's Qualified Matching Contributions included as K-Test Contributions. If so elected by the Employer, part or all of the Qualified Non-Elective Contributions allocated to the Participant for such year shall be included as an M-Test Contribution, provided that, any Qualified Non-Elective Contributions included as M-Test Contributions shall not increase the difference between the M-Test Average Contribution Percentage for Highly Compensated Employees and the M-Test Average Contribution Percentage for Non-Highly Compensated Employees; and, further provided that, no Qualified Non-Elective Contributions included as M-Test Contributions shall be included as K-Test Contributions. In determining the amount of M-Test Contributions under this Section the Plan Administrator shall take into account all employee contributions made by the Participant and all matching contributions made by the

Employer under any other plan that is aggregated with this Plan for purposes of Code ss.401(a)(4) or Code ss.410(b) (other than Code ss.410(b)(2)(A)(ii)) and any other plan satisfying Code ss.401(k)(3) and Reg. ss.1.401(k)-1(b)(3) that the Employer elects to permissively aggregate with this Plan, by treating all such plans and this Plan as a single plan.

         2.37 "Matching Contribution" shall mean any Employer contribution made to the Plan on behalf of an Employee on account of an Employee's Elective Deferral, but excluding, for Plan Years beginning after December 31, 1988, any contribution used to meet the minimum required allocation under Section 19.03. For Plan Years commencing after December 31, 2001, Matching Contributions may be used to satisfy the minimum required contribution requirements of Section 19.03 to the extent provided in Section 19.09.

         2.38 "Named Fiduciary" shall mean the Plan Administrator and any Committee appointed and so designated by the Plan Administrator.

         2.39 "Net Profit" for any year shall mean the current and accumulated earnings of the Employer as reflected by its books of account for the particular fiscal year prior to the provision for Federal and state income tax, without increase or decrease due to corrections or adjustments subsequently made, but excluding the cost of contributions made under this Plan or any other qualified plan.

         2.40 "Non-Highly Compensated Employee" or "NHCE" shall mean an Employee who is not a Highly Compensated Employee.

         2.41 "Normal Retirement Age" shall mean age 65.

         2.42 "Normal Retirement Date" shall mean the first day of the calendar month coincid ing with or next following a Participant's Normal Retirement Age.

         2.43 "Participant" shall mean any Eligible Employee who has satisfied all of the age and service requirements of Section 4.01. Such an Eligible Employee shall be deemed to be a Participant in the Plan for purposes of any applicable non-discrimination test, including the K-Test and M-Test defined in this Plan, without regard to whether he has executed a Salary Reduction Agreement and agreed to have contributions made to this Plan through Elective Deferrals. A Participant may nevertheless be considered "active" or "inactive" depending on whether he is eligible to make Elective Deferral Contributions or receive an allocation of Employer Contributions. A Participant who has an Account in the Plan but is an Inactive Participant because he or she has incurred a Termination of Employment shall not be treated as a Participant in the Plan for purposes of any applicable non-discrimination test, including the K-Test and M-Test defined in this Plan in any Plan Year following the Plan Year in which the Participant's Termination of Employment has occurred.

         2.44 "Plan" shall mean the Plan as stated herein and as may be amended from time to time, denominated as the "FX Energy, Inc. 401(k) Stock Bonus Plan." The Employer intends the Plan to satisfy the requirements of Code Section 401(k) and to include provisions permitting the contribution of Employer Securities.

         2.51 "Plan Sponsor" shall mean FX Energy, Inc.

         2.52 "Plan Year" shall mean the one year period commencing January 1, and ending December 31.

         2.53 "Predecessor Plan" shall mean any Plan that has been previously amended or restated for GUST and whose assets have been transferred to this Plan pursuant to a merger or trust to trust transfer. The benefits that are funded by the transferred assets shall be protected benefits within the meaning of Code ss.411(d)(6) and the regulations thereunder and prior to their transfer to this Plan shall be subject to all provisions of the Predecessor Plan, including any transitional rules required by prior legislation such as GUST and applicable IRS regulations.

         2.54 "Prior Plan" shall mean this Plan as it existed prior to the Effective Date.

         2.55 "Qualified Matching Contribution" shall mean a Matching Contribution with respect to which the requirements of Reg. ss.1.401(k)-1(b)(5) and Code ss.ss.401(k)(2)(B) and (C) are met.

         2.56 "Qualified Non-Elective Contribution" shall mean any Employer contribution to the Plan other than a Matching Contribution with respect to which the Employee may not elect to have the contribution paid to the Employee in cash instead of being contributed to the Plan and (if treated as K-test Contributions) the requirements of Reg. ss.1.401(k)-1(b)(5) and Code ss.ss.401(k)(2)(B) and (C) are met or (if treated as M-Test Contributions) the requirements of Reg. ss.1.401(m)-1(b)(5) are met.

         2.57 "Transferred Benefits" shall mean those benefits funded by assets transferred to the Plan from a Predecessor Plan. Transferred Benefits shall include all optional forms of benefits available under the Predecessor Plan(s) from which the Transferred Benefits were received, unless unavailable under this Plan.

         2.58 "Trust" shall mean the Trust created under the Prior Plan, designated as the FX Energy, Inc. 401(k) Profit Sharing Plan Trust, and continued through the restated and amended Trust Agreement, effective January 1, 2004, and renamed the FX Energy, Inc. 401(k) Stock Bonus Plan Trust.

         2.59 "Trust Fund" shall mean all cash, Employer Securities, securities, annuity contracts, Insurance Contracts, real estate and any other property held by the Trustee pursuant to the terms of this Agreement, together with investment earnings or losses thereon, less any applicable expenses of the Plan and Trust.

         2.60 "Trustee" shall mean the bank, trust company or other corporation possessing trust powers under applicable State or Federal law, or one or more individuals, or any combination thereof named as parties hereto, or any successor Trustee or Trustees hereunder.

         2.61 "Valuation Date" shall mean the date on which the Trust Fund and Accounts are valued, as provided in this Plan. The following shall be Valuation
Dates:

         (a)      the last day of each Plan Year (the "Annual Valuation Date");

         (b) any other day designated by the Plan Administrator and set forth in a written notice to the Trustee as the Plan Administrator may consider necessary or advisable to provide for the orderly and equitable administration of the Plan.

         2.62 "Vested Interest" or "Vested Accrued Benefit" shall mean the portion of a Participant's Accrued Benefit that is non-forfeitable.

                                   ARTICLE III
                          SERVICE DEFINITIONS AND RULES

         3.01 "Eligibility Computation Period" shall mean the period used to measure Eligibility Service and Breaks in Service for purposes of eligibility to begin and maintain participation in the Plan.

         (a) "Initial Eligibility Computation Period" shall mean, for any Employee in any Plan Year in which a Year of Eligibility Service is required, the twelve (12) consecutive month period which begins on the Employee's Employment Commencement Date or Re-employment Commencement Date.

         (b) "Subsequent Eligibility Computation Period" shall mean, for any Employee in any Plan Year in which a Year of Eligibility Service is required, the Plan Year beginning with or within the Initial Eligibility Computation Period and succeeding Plan Years.

         (c) For any Plan Year in which less than a Year of Eligibility Service is required for participation, the Eligibility Computation Period shall be the number of months or days of Eligibility Service required.

         3.02 "Eligibility Service" shall mean service for any period during which an Employee receives credit for Hours of Service for an FX Employer.

         3.03 "Employment Commencement Date" shall mean the date on which the Employee first performs an Hour of Service for an FX Employer.

         3.04 "Hour of Service" shall mean and be determined as follows:

         (a) Each hour for which an Employee is paid, or entitled to payment, for the performance of duties for the Employer. These hours shall be credited to the Employee for the year or years in which the duties are performed.

         (b) Each hour for which an Employee is paid, or entitled to payment, by the Employer on account of a period of time during which no duties are performed (irrespective of whether the employment relationship has terminated) due to vacation, holiday, illness, incapacity (including disability), layoff, jury duty, military duty or Leave of Absence. Notwithstanding the preceding sentence:

                  (1) No more than five hundred and one (501) Hours of Service are required to be credited under this paragraph during which the Employee performs no duties (whether or not such period occurs in a single computation period);

                  (2) An hour for which an Employee is directly or indirectly paid, or entitled to payment, on account of a period during which no duties are performed is not required to be credited to the Employee if such payment is made or due under a plan maintained solely for the purpose of complying with applicable workmen's compensation or unemployment compensation or disability insurance laws; and

                  (3) Hours of Service are not required to be credited for a payment that solely reimburses an Employee for medical or medically related expenses incurred by the Employee.

                  For purposes of this paragraph (b), a payment shall be deemed to be made by or due from an Employer regardless of whether such payment is made by or due from the Employer directly, or indirectly through, among others, a trust fund or insurer to which Employer contributes or pays premiums and regardless of whether contributions made or due to the trust fund, insurer or other entity are for the benefit of particular Employees or are on behalf of a group of Employees in the aggregate. Hours under this paragraph (b) shall be calculated and credited pursuant to DOL Reg. ss.2530.200b-2, paragraphs (b) and (c), which are incorporated herein by this reference.

         (c) Each hour for which back pay, irrespective of mitigation of damages, is either awarded or agreed to by the Employer. The same Hours of Service shall not be credited both under paragraph (a) or paragraph (b), as the case may be, and under this paragraph (c). These hours shall be credited to the Employee for the year or years to which the award or agreement pertains rather than the year in which the award, agreement or payment is made.

         (d) Hours of Service shall be determined on the basis of actual hours for which an Employee is paid, entitled to payment or for which back pay is awarded or agreed to.

         (e) For Plan Years beginning after December 31, 1984, in the case of an Employee who is absent from work for any period:

                  (1)      By reason of the pregnancy of the Employee;

                  (2)      By reason of the birth of a child of the Employee;

                  (3) By reason of the placement of a child with the Employee in connection with the adoption of such child by such Employee; or

                  (4) For purposes of caring for such child for a period beginning immediately following such birth or placement.

                           Hours of Service shall include the Hours of Service that otherwise would normally have been credited to such Employee but for such absence; or in any case in which the Plan is unable to determine the Hours of Service to be credited, eight (8) Hours of Service for each regularly scheduled work day of such absence. The total number of hours treated as Hours of Service under this Section by reason of any pregnancy or placement shall not exceed five hundred one (501) hours less the number of Hours of Service credited to an Employee pursuant to subsections (a) through (e) above, for an absence described in this subsection (f). The hours described in this subsection (f) shall be treated as Hours of Service only in the computation period in which the absence from work begins, if an Employee would be prevented from incurring a One-Year Break in Service in such computation period solely because the period of absence is treated as Hours of Service as provided herein; or in any other case, in the immediately following computation period. Notwithstanding the foregoing, no credit will be given pursuant to this subsection (f) unless the Employee furnishes to the Plan Administrator such timely information as the Plan Administrator may reasonably require to establish that the absence from work is for reasons referred to herein, and the number of days for which there was such an absence.

         (f) Hours of Service shall be aggregated for service with all FX Employers, however, in no event shall duplicate credit be given for the same Hours of Service.

         (g) The Plan Administrator may use any records to determine Hours of Service that it considers an accurate reflection of the facts.

         (h) When crediting Hours of Service for Employees who are paid on an hourly basis the Plan Administrator shall use the "actual" method. For purposes of the Plan, "actual" method shall mean the determination of Hours of Service from records of hours worked and hours for which the Employer makes payment or for which payment is due from the Employer. When crediting Hours of Service for Employees who are not paid on an hourly basis, the Plan Administrator shall use the "salaried earnings" method. With respect to an Employee whose Compensation consists primarily of periodic salary payments, "salaried earnings" method shall mean the determination of Hours of Service from records showing payments made to the Employee or payments due to the Employee from the Employer. In applying the "salaried earnings" method, an Employee who receives credit for four hundred thirty-five (435) hours and for eight hundred seventy (870) hours shall be deemed to have received credit for the equivalent of five hundred (500) Hours of Service and one thousand (1,000) Hours of Service respectively.

         3.05 "One Year Break in Service" shall mean a twelve (12) consecutive month period during which an Employee has not completed more than five hundred
(500) Hours of Service, regardless of whether the Employee has incurred a Termination of Employment. For purposes of vesting, such twelve (12) consecutive month periods shall be measured on the same basis as Years of Vesting Service. For purposes of eligibility to participate, the Plan shall not apply any break in service rule. The following types of absence shall not constitute a One-Year Break in Service:

         (a) Temporary leave of absence granted by the Employer for sickness, or extended vacation, provided that persons under similar circumstances shall be treated alike;

         (b) Absence due to illness or accident while regular remuneration is paid;

         (c) Absence for military service or significant civilian service for the United States, provided the absent Employee returns to service with the Employer within thirty (30) days of his/her release from such active military duty or service or any longer period during which his/her right to re-employment is protected by law.

         3.06 "Re-employment Commencement Date" shall mean the date on which an Employee, who has both incurred a Termination of Employment from the Employer and has had a One Year Break in Service as a result of that termination, first performs an Hour of Service for the Employer following such Break in Service.

         3.07 "Termination of Employment" with respect to any Employee or Participant shall occur upon the separation from service (effective January 1, 2002, severance from employment) of the Employee or Participant due to resignation, discharge, death, retirement, failure to return to active work at the end of an authorized leave of absence or the authorized extension(s) thereof, failure to return to active work when duly called following a temporary layoff, or upon the happening of any other event or circumstance which, under the then current policy of the FX Employer, results in the termination of the employer-employee relationship. Termination of Employment shall not be deemed to occur merely because of a transfer between FX Employers.

         3.08 "Vesting Computation Period" shall mean the twelve (12) consecutive month period used to measure Years of Vesting Service and Breaks in Service for purposes of vesting. The twelve (12) consecutive month period used for the Vesting Computation Period shall be the Plan Year.

         3.09 "Year of Service" shall mean a twelve (12) consecutive month period during which an Employee has completed at least one thousand (1000) Hours of Service.

         3.10 "Year of Eligibility Service" shall mean an Eligibility Computation Period during which an Employee has completed at least one thousand
(1000) Hours of Service.

         3.11 "Year of Vesting Service" shall mean a Vesting Computation Period during which an Employee has completed at least one thousand (1000) Hours of Service. A Participant's Years of Vesting Service shall be determined based on all Vesting Computation Periods containing or beginning after his/her Employment Commencement Date or Re-employment Commencement Date.

         3.12 Special Rules for Crediting Service: In crediting Service under the Plan for any Employee who is or was employed by a Participating Employer the rules for crediting Service as set forth in each respective Participation Agreement shall apply.

         3.13 Qualified Military Service Rules: The following rules shall apply to an Employee who has Qualified Military Service while employed by an FX Employer.

         (a) "Qualified Military Service" shall mean service by an Employee in the uniformed services of the United States (as defined in chapter 43 title 38 of the United States Code), provided:

                  (1) the employee provides advance notice of the service to the FX Employer, when such notice is practical;

                  (2)      the employee is not dishonorably discharged;

                  (3) the employee is re-employed by the FX Employer within thirty (30) days following the completion of the service or any longer period during which his/her right to re-employment is protected by law; and

                  (4) the cumulative length of the Employee's absence from employment due to the service does not exceed five
                           (5) years.

         (b) An Employee's Qualified Military Service shall be treated as service for the FX Employer for all purposes under the Plan. An Employee's imputed Hours of Service during Qualified Military Service shall be:

                  (1) the Hours of Service the Employee would have worked but for his/her Qualified Military Service; and

                  (2) if the Hours of Service cannot reasonably be determined, the Hours of Service the Employee would have worked had he or she worked during his/her Qualified Military Service at his/her average rate during the twelve (12) month period immediately preceding his/her Qualified Military Service or, if shorter, his/her entire period of employment preceding the Qualified Military Service.

         (c) Compensation (as defined in Section 2.10) shall include imputed compensation during an Employee's Qualified Military Service. Imputed compensation shall be:

                  (1) the compensation the Employee would have received but for his/her Qualified Military Service; or

                  (2) if the compensation is not reasonably certain, the compensation the Employee would have received had he or she received compensation during his/her qualified Military Leave at his/her average rate during the twelve (12) month period immediately preceding his/her Qualified Military Service, or, if shorter, his/her entire period of employment preceding his/her Qualified Military Service.

         (d) A Participant who returns to employment after any Qualified Military Service shall be entitled to make additional Elective Deferrals to the Plan up to the maximum amount of the Elective Deferrals the Participant would have been permitted to make based upon his/her imputed compensation during the Qualified Military Service, taking into account any other Elective Deferrals made by the Participant during the Qualified Military Service. The period during which the additional Elective Deferrals may be made shall commence on the date the Participant returns to employment and shall extend until the expiration of the lesser of (i) the period that is three (3) times the length of the Participant's Qualified Military Service or (ii) five (5) years. Payment of Matching Contributions attributable to Elective Deferrals of imputed compensation during Qualified Military Service shall be made at the same time as other Matching Contributions, based on the time the Elective Deferrals are actually paid to the Plan. The Matching Contributions need not include earnings that would have accrued had the Participant continued performing his/her duties for the Employer during Qualified Military Service.

         (e) Elective Deferrals of a Participant's imputed compensation during his/her Qualified Military Service shall be treated as Elective Deferrals and as K-Test Contributions with respect to the Plan Year to which the imputed compensation relates, if this Plan Year is not the same Plan Year in which the Elective Deferrals are received by the Plan. Any Matching Contributions based on Elective Deferrals of a Participant's imputed compensation during his/her Qualified Military Service shall be treated as M-Test Contributions with respect to the Plan Year to which the Elective Deferrals relate, if this Plan Year is not the same Plan Year in which the Elective Deferrals are received by the Plan.

         (f) Repayment of any Participant loan from the Plan shall be suspended during Qualified Military Service and the loan repayment period shall be extended by the length of the Qualified Military Service.

                                   ARTICLE IV
                          ELIGIBILITY AND PARTICIPATION

         4.01 Age and Service Requirements: An Eligible Employee shall become a Participant in this Plan on the first Entry Date coincident with or next following the date on which he satisfies all of the following requirements:

         (a)      attains the Age of twenty-one (21) years;

         (b) completes 90 days of Eligibility Service following his Employment Commencement Date; and

         (c)      is employed on the Entry Date.

         An Eligible Employee who becomes a Participant and who also executes a written Salary Reduction Agreement in the manner set forth in procedures issued by the Plan Administrator shall be considered to be an active Participant. An Eligible Employee shall not be required to execute a Salary Reduction Agreement in order to become an active Participant in the Plan, however, as a condition to participation in Salary Reduction Contributions the Eligible Employee shall first execute a written Salary Reduction Agreement in the manner set forth in procedures issued by the Plan Administrator. An Employee who was a Participant in the Prior Plan on the day before the Effective Date shall continue as a Participant in this Plan on that date.

         4.02 Plan Administrator to Furnish Eligibility Information: As soon as practicable after each Employee's Employment Commencement Date, the Plan Administrator shall determine the Entry Date when the Employee shall first become eligible to participate in the Plan and shall notify each Employee of his/her eligibility, and of any application or other requirements for participation.

         4.03 Information to be Provided by Employee: At the request of the Plan Administrator, each Eligible Employee shall furnish such information as is not available from the Employer. As a condition to participation in the Plan, the Employee shall first complete, execute and deliver a written Salary Reduction Agreement as reasonably required by the Plan Administrator.

         4.04 Reclassification of an Eligible Employee or Excluded Employee: Any Eligible Employee, whether or not he has previously participated in the Plan, who was previously classified as an Excluded Employee and is reclassified as an Eligible Employee shall be eligible to enter the Plan as an active Participant on the later of the date of his/her reclassification or the Entry Date he would otherwise join if he had not been classified as an Excluded Employee, provided he has otherwise satisfied the requirements of Section 4.01.

         Any Participant who is reclassified as an Excluded Employee during the Plan Year shall immediately cease Elective Deferrals to the Plan and shall no longer be eligible for Employer Contributions as of the date the reclassification occurs.

         4.05 Re-employment and Commencement of Participation: An Eligible Employee who had met the requirements of Section 4.01(a), (b) or (c) but terminated employment prior to his/her Entry Date shall become a Participant on the date he is re-employed by the Employer, but in no event earlier than the Entry Date he would have joined had he not ceased employment. An Employee who was a Participant shall again become a Participant on the date he is re-employed by the Employer. The Employee who becomes a Participant may immediately elect to execute a Salary Reduction

Agreement and commence Elective Deferrals, if it is executed within the time period specified by the Plan Administrator pursuant to a uniform and non-discriminatory policy. If not so executed, the Participant may elect to execute a Salary Reduction Agreement and commence Elective Deferrals as of the first day of any subsequent calendar quarter thereafter.

         4.06 Election Not To Participate: At any time after the Plan Administrator notifies an Employee of his eligibility to participate in this Plan, the eligible Employee may elect not to become an active Participant by not executing a Salary Reduction Agreement or by indicating on the enrollment form his election not to participate. The electing Employee may later become an active Participant effective as of any subsequent Entry Date, if the Employee then meets the requirements for participation under this Article IV and properly executes a Salary Reduction Agreement.

         4.07 Effect of Participation: A Participant who has executed a Salary Reduction Agreement shall be conclusively deemed to have assented to this Plan and to any subsequent amendments, and shall be bound thereby with the same force and effect as if he had formally executed this Plan.

                                    ARTICLE V
                     PARTICIPANT AND EMPLOYER CONTRIBUTIONS

         5.01 Elective Deferrals:

         (a) Each Participant may elect to defer any whole percentage of the Participant's Annual Compensation, subject to a minimum of one percent (1%) and to a maximum of one hundred percent (100%). The amount of the deferral shall be contingent on the Participant electing and authorizing the Elective Deferral amount through a Salary Reduction Agreement. The Salary Reduction Agreement and the Participant's authorization thereunder may be evidenced by a written document executed by the Participant and filed with the Administrator on a form prescribed for this purpose or by oral instructions directly from the Participant to the Administrator and confirmed to the Participant in writing. The Salary Reduction Agreement may also be completed and executed by the Participant through any electronic means or method approved by the Plan Administrator. The Salary Reduction Agreement shall be subject to the following rules:

                  (1) The Salary Reduction Agreement shall apply to each payroll period during which an effective Salary Reduction Agreement is on file with the Administrator. The Salary Reduction Agreement shall be applicable only to the following forms of
                           Compensation: wages, salary, overtime pay and commissions. With the approval of the Administrator a Participant may identify different components of his Compensation (such as wages, overtime pay, etc.) and specify different percentage deferral rates to apply to each component. A Participant may also elect and authorize through a separate Salary Reduction Agreement an Elective Deferral amount (subject to the same rules in (a) above) from any bonus or lump sum severance payment component of the Participant's Compensation.

                  (2) The amount by which the Participant's Compensation is reduced under the Salary Reduction Agreement may be changed by a Participant no more than quarterly during the Plan Year. A change shall be evidenced by a written document, by oral instructions directly from the Participant with written confirmation in accordance with rules and procedures established by the Administrator or through any electronic means or method approved by the Plan Administrator.

                  (3) Salary Reduction Agreements and Amendments to Salary Reduction Agreements shall be effective as of the first payroll period commencing with or immediately following the first day of the calendar quarter following the date the Salary Reduction Agreement or the Amendment is executed orally authorized or electronically completed by the Participant and received and confirmed by the Administrator.

                  (4) The Administrator may amend or revoke a Salary Reduction Agreement with any Participant at any time if the Administrator determines that a revocation or amendment is necessary to ensure that the Participant's Elective Deferral for any Plan Year will not exceed any Plan limitations.

         (b) The Elective Deferral amounts designated by the Participant in the Salary Reduction Agreement shall be withheld and contributed to the Plan by the Employer without regard to Net Profits to the Participant's Elective Deferral Account. Unless otherwise authorized by the Plan Administrator, contributions made through payroll deductions shall be pursuant to the Salary Reduction Agreement executed by the Participant or orally authorized by the Participant and confirmed by the Plan Administrator or authorized by any other electronic means or method approved by the Plan Administrator.

         (c) Commencing January 1, 2002, and for all Plan Years thereafter, an Employee who is eligible to make Elective Deferrals under this Plan and who attains Age 50 before the close of the Plan Year shall be eligible to make catch-up contributions in accordance with, and subject to the limitations of, Code ss.414(v). Catch-up contributions shall not be taken into account for purposes of the provisions of the Plan implementing the required limitations of Code ss.ss.402(g) and
                  415. The Plan Administrator shall not treat catch up contributions as failing to satisfy any provisions of the Plan implementing the requirements of Code ss.ss.401(k)(3), 401(k)(11), 401(k)(12), 410(b), or 416, as applicable.

         (e) Each Eligible Employee (whether or not an active Participant in the Plan) shall receive from the Plan Administrator no later than one (1) month prior to January 1, 2005, and thereafter, at least one month before the commencement of each subsequent Plan Year, a written notice describing the Eligible Employee's rights and obligations under the Plan, including the Eligible Employee's right to receive a fully vested Matching Contribution if the Eligible Employee executes a Salary Reduction Agreement and makes Elective Deferral Contributions to the Plan. The notice shall be sufficiently accurate and comprehensive to inform the Eligible Employee of the his rights and obligations, and shall be written in a manner calculated to be understood by the Eligible Employee.

         5.02 Payment to Trustee: The Employer shall transmit to the Trustee the amounts withheld by it pursuant to Section 5.01 above as soon as administratively feasible, but in no event later than the fifteenth (15th) business day of the month following the month in which the amounts are withheld or received by the Employer. However, the Employer shall not transmit to the Trustee any amounts withheld by it during the Plan Year pursuant to a deferral election under Section 5.01 that, in the Plan Administrator's opinion, would cause the Plan to fail to meet the limitations described in Section 5.10 for that Plan Year. Such amounts withheld and not transmitted to the Trustee shall be returned by the Employer to the respective Participants.

         5.03 Suspension of Deferrals: A Participant may notify the Plan Administrator electronically, orally or in writing of his/her intention to suspend his/her election to have a portion of his/her Annual Compensation deferred. The suspension shall be effective for the payroll period commencing thirty (30) days after the date the notice of suspension is received (unless an earlier effective date is administratively feasible) and for each payroll period thereafter, until a new Salary Reduction Agreement is entered into by the Participant. The Participant shall be considered a Participant hereunder for all other purposes if his/her employment continues, however, he shall not be considered to be an active Participant.

         5.04 No Voluntary Contributions by Participants: A Participant shall not be required nor permitted to make voluntary after-tax contributions to the Plan.

         5.05 Rollover Contributions by Participants: A Participant (or an Employee who is expected to become a Participant) may rollover directly to this Plan (or indirectly through an individual retirement account, annuity or bond) the cash or cash proceeds from the sale of property distributed to the Employee in the form of an "eligible rollover distribution" as that term is defined in
Section 11.03(a)) from another plan qualified under Code ss.401(a). For this purpose this Plan shall be an "eligible retirement plan" as that term is defined in Section 11.03(b). The amount shall be credited to his Participant Rollover Contribution Account, provided:

         (a) The Participant provides adequate evidence to the Plan Administrator that the amount satisfies the requirements of Code ss.402(c) regarding amounts that may be rolled over;

         (b) If the amount is rolled over indirectly to this Plan through an individual retirement account, annuity, or bond, the amount does not include life insurance policies, amounts contributed (or deemed to have been contributed) by the Participant or amounts distributed from a Plan not qualified under Code ss.401(a); and

         (c) If the amount to be rolled over to this Plan is received as a direct transfer pursuant to Code ss.402(e)(6) or rolled over after distribution to the Participant within sixty (60) days following its distribution.

         The Plan will accept participant rollover contributions and/or direct rollovers of distributions made after December 31, 2001, from any qualified plan described in Code ss.401(a) or Code ss.403(a), an annuity contract described in Code ss.403(b) or an eligible plan under Code ss.457(b) that is maintained by a state, political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state. The plan will also accept a participant rollover contribution of the portion of a distribution from an individual retirement account or annuity described in Code ss.408(a) or (b) that is eligible to be rolled over and would otherwise be includable in gross income. The Plan will accept rollovers from other plans described in this paragraph that also include after-tax employee contributions, provided that the after tax contributions are received in a direct rollover as described in Code ss.401(a)(31)(A).

         5.06 Employer Matching Contributions: For each Plan Year the Employer may contribute Employer Securities to the Plan in an amount, determined without regard to Net Profits, that will be sufficient to credit the Employer Matching Contribution Account of each Participant who satisfies the requirements of
Section 6.04, with amounts that satisfy the Employer's Matching Contribution percentage as determined by the Employer on a discretionary basis for the Plan Year.

         The amount of Employer Securities to be contributed as an Employer Matching Contribution and the manner of allocation shall be determined annually by the Employer no later than the time prescribed by law (including any extensions thereof) for filing the Employer's Federal income tax return for the Plan Year for which the Matching Contribution is made. If more than one FX Employer participates in this Plan, then each FX Employer may set its own Matching Contribution level or formula to be applicable to its own Employees, without regard to that determined by other sponsoring FX Employers. The Matching Contribution shall be made in the form of cash or Employer Securities only. If the contribution is in the form of cash, the Plan Administrator, in its discretion, may direct the Trustee to apply the cash immediately toward the purchase of Employer Securities. The Employer Matching Contribution for Employees of the Sponsoring Employer and each Participating FX Employer shall be determined each Plan Year by the Sponsoring Employer and each Participating FX Employer respectively, or shall be as set forth in the Supplemental Participation Agreement executed by the Participating FX Employer. The allocation of the Employer

Matching Contribution amount shall be determined solely by reference to the ratio percentage of the Participant's Elective Deferral compared to the aggregate of the forms of the Participant's Compensation that are subject to the Salary Reduction Agreement as specified in Section 5.01(a)(1).

         If the Employer or Participating FX Employer makes a Matching Contribution to the Plan at any time during the Plan Year (such as on a calendar quarter basis), any limit on the amount of Employer Matching Contribution shall not be determined by reference to Annual Compensation for the Plan Year, but by reference to Compensation paid only during the period to which the Matching Contribution relates. Notwithstanding the previous sentence, no contribution in excess of the maximum amount that would constitute an allowable deduction for Federal income tax purposes under the applicable provisions of the Code, as now in force or hereafter amended, shall be required to be made by the Employer under this Section. If the Employer makes Matching Contributions for any Plan Year as provided in the first sentence of this paragraph, the Employer may also elect to make an additional Matching Contribution for the Plan Year in an amount that would have been made by the Employer had Matching Contributions been calculated on an annual, rather than periodic, basis. Such additional Matching Contributions must be made by the Employer on a uniform non-discriminatory basis.

         5.06A Safe Harbor Employer Matching Contributions: Effective January 1, 2005, and for each Plan Year commencing thereon or thereafter, the Employer may contribute to the Plan an amount, determined without regard to Net Profits, which will be sufficient to credit the Employer Matching Contribution Account of each Participant who is a Non-Highly Compensated Employee and who satisfies the requirements of Section 6.04, with amounts which satisfy the Employer's Matching Contribution percentage as determined by the Employer on a discretionary basis for the Plan Year. In no event however, shall the Employer Matching Contribution for any Participant who is a Non-Highly Compensated Employee in a Plan Year, when determined as a percentage of the Participant's Compensation for the Plan Year, ever be less than the percentage amounts shown in the following table:

         Participant's Elective             Percentage of Employer
         Deferral percentage:               Matching Contribution:
         --------------------               ----------------------
                  0%                                 0.0%
                  1%                                 1.0%
                  2%                                 2.0%
                  3%                                 3.0%
                  4%                                 3.5%
                  5%                                 4.0%

         The Employer may also contribute to the Plan an amount, determined without regard to Net Profits, which will be sufficient to credit the Employer Matching Contribution Account of each Participant who is a Highly Compensated Employee and who satisfies the requirements of Section 6.04, with amounts which satisfy the Employer's Matching Contribution percentage as determined by the Employer on a discretionary basis for the Plan Year. In no event however, shall the rate of Matching Contributions with respect to Elective Deferrals made by any Highly Compensated Employee exceed the rate of Matching Contributions with respect to Elective Deferrals made by any Participant who is a Non-Highly Compensated Employee. Excess Matching Contributions for Employees of the Sponsoring Employer or a Participating FX Employer shall be determined each Plan Year by the Sponsoring Employer and each Participating FX Employer respectively, or shall be as set forth in the Supplemental Participation Agreement executed by the Participating FX Employer. If the Employer or Participating FX Employer makes a Matching Contribution in excess of that set forth in the table in this Section, in no event shall the rate of

Matching Contributions increase as the rate of the Participant's Elective Deferrals increase. The Matching Contribution shall be made in the form of cash or Employer Securities only. If the contribution is in the form of cash, the Plan Administrator, in its discretion, may direct the Trustee to apply the cash immediately toward the purchase of Employer Securities.

         If the Employer or Participating FX Employer makes a Matching Contribution to the Plan at any time during the Plan Year (such as on a calendar quarter basis), any limit on the amount of Employer Matching Contribution shall not be determined by reference to Annual Compensation for the Plan Year, but by reference to Compensation paid only during the period to which the Matching Contribution relates. Notwithstanding the previous sentence, no contribution in excess of the maximum amount which would constitute an allowable deduction for federal income tax purposes under the applicable provisions of the Code, as now in force or hereafter amended, shall be required to be made by the Employer under this Section.

         5.07 Employer Profit Sharing Contributions: In addition to (or in lieu of) Employer Matching Contributions made pursuant to Section 5.06 for each Plan Year and effective January 1, 2005, in addition to Employer Safe Harbor Matching Contributions made pursuant to Section 5.06A for each Plan Year, each FX Employer may contribute, without regard to Net Profits, an amount determined by its Board of Directors as an Employer Profit Sharing Contribution. The Employer may make the Profit Sharing Contribution in cash or in kind, provided however, that if the Profit Sharing Contribution is made in cash the Plan shall immediately acquire Employer Securities with the entire amount of the contribution and if the Profit Sharing Contribution is made in kind, it shall be made in the form of Employer Securities only. The Employer Profit Sharing Contribution for the Plan Year shall be allocated as provided in Section 6.02(c) to the Accounts of those Participants who satisfy the requirements of Section
6.04. An Employer may reserve the right to increase or decrease the amount from year to year, as determined by the Board of Directors. Notwithstanding the previous sentence, no contribution in excess of the maximum amount that would constitute an allowable deduction for Federal income tax purposes under the applicable provisions of the Code, as now in force or hereafter amended, shall be required to be made by the Employer under this Section.

         The amount of the contribution to be credited to the Employer Profit Sharing Contribution Accounts of the Participants shall be in addition to any non-vested forfeitures from Employer Profit- Sharing Contribution Accounts of the Participants to be allocated during the Plan Year pursuant to Section 11.06. The amount of each FX Employer's Profit Sharing Contribution shall be allocated only to the Accounts of those Participants who are Employees of that FX Employer.

         5.08 Time and Method of Payment: All payments of Employer Matching and Profit Sharing Contributions shall be made directly to the Trustee and shall be paid no later than the time prescribed by law (including any extensions thereof) for filing the Employer's Federal income tax return for the Plan Year for which they are made. All such Contributions shall be in the form of Employer Securities only. The Employer may in its sole discretion, at any time during the Plan Year, make one or more partial contributions of Employer Securities to the Trustee on an estimated basis. Any amount so contributed in advance shall be applied against the amount thereafter determined to be contributable by the Employer and shall be credited by the Plan Administrator to the Participants' Employer Contribution Accounts as of the end of the calendar quarter for which the contribution is made.

         5.09 Employer Contribution Accounts: The Plan Administrator shall establish and maintain an Employer Matching Contribution Account, as defined in
Section 2.01(c) and an Employer Profit Sharing Account as defined in Section 2.01(d) for each Participant eligible to receive an Employer Matching Contribution or Employer Profit Sharing Contribution. Contributions of Employer Securities to a Participant's Employer Matching Contribution Account and Employer Profit Sharing Contribution Account after the Effective Date shall also be allocated and credited to the Participant's Employer Securities Account. The establishment of the accounts is for record keeping purposes only, and a physical segregation of assets shall not be required.

         5.10 Limitations on Contributions: Notwithstanding any other provisions of this Plan, all contributions shall be subject to the following limitations:

         (a) The total amount of a Participant's Elective Deferrals during any calendar year shall not exceed Eleven Thousand Dollars ($11,000), which amount shall be indexed at the same time and in the same manner as the dollar limitation for defined benefit plans in Code ss.415(b)(1)(A). For this purpose a Participant's Elective Deferrals to this Plan plus the Participant's elective deferrals pursuant to any other Code ss.401(k) arrangement, elective deferrals under a simplified employee pension plan and salary reduction contributions to a tax-sheltered annuity, irrespective of whether the Employer or any member of an Affiliated Group to which the Employer belongs maintains the arrangement, plan or annuity, shall be aggregated

         (b) The K-Test Average Contribution Percentage for Participants who are Highly Compensated Employees shall not exceed in any Plan Year the greater of:

                  (1) The K-Test Average Contribution Percentage for Participants who are Non- Highly Compensated Employees multiplied by 1.25; or

                  (2) The lesser of the K-Test Average Contribution Percentage for Participants who are Non-Highly Compensated Employees multiplied by two (2) or the K-Test Average Contribution Percentage for Participants who are Non- Highly Compensated Employees plus two (2).

         (c) The M-Test Average Contribution Percentage for Participants who are Highly Compensated Employees shall not exceed in any Plan Year the greater of:

                  (1) The M-Test Average Contribution Percentage for Participants who are Non- Highly Compensated Employees multiplied by 1.25; or

                  (2) The lesser of the M-Test Average Contribution Percentage for Participants who are Non-Highly Compensated Employees multiplied by two (2) or the M-Test Average Contribution Percentage for Participants who are Non- Highly Compensated Employees plus two (2).

         (d)      In any Plan Year in which the requirements of both (b)(1) and
                  (c)(1) above are not met, the sum of the K-Test Average Contribution Percentage and the M-Test Average Contribution Percentage for Participants who are Highly Compensated Employees shall not exceed the greater of:

                  (1) The sum of:

                           (i)      The greater of the K-Test Average
                                    Contribution Percentage or the M- Test
                                    Average Contribution Percentage for
                                    Participants who are Non- Highly Compensated
                                    Employees multiplied by 1.25; and

                           (ii)     The lesser of the K-Test Average
                                    Contribution Percentage or the M- Test
                                    Average Contribution Percentage for
                                    Participants who are Non- Highly Compensated
                                    Employees plus two (2), but in no event
                                    greater than the lesser of the K-Test
                                    Average Contribution Percentage or the
                                    M-Test Average Contribution Percentage for
                                    Participants who are Non-Highly Compensated
                                    Employees multiplied by two (2); or

                  (2) The sum of:

                           (i)      The lesser of the K-Test Average
                                    Contribution Percentage or the M- Test
                                    Average Contribution Percentage for
                                    Participants who are Non- Highly Compensated
                                    Employees multiplied by 1.25; and

                           (ii)     The greater of the K-Test Average
                                    Contribution Percentage or the M- Test
                                    Average Contribution Percentage for
                                    Participants who are Non- Highly Compensated
                                    Employees plus two (2), but in no event
                                    greater than the lesser of the K-Test
                                    Average Contribution Percentage or the
                                    M-Test Average Contribution Percentage for
                                    Participants who are Non-Highly Compensated
                                    Employees multiplied by two (2).

                  For this purpose, the K-Test Average Contribution Percentage and M-Test Average Contribution Percentage for Participants who are Highly Compensated Employees shall be determined after any distributions or re-characterizations pursuant to Section 5.12(a), (b) and (c). The test described in this subsection 5.10(d) shall not apply for Plan Years commencing after December 31, 2001.

                  For purposes of applying the tests in (b), (c) and (d) above in any Plan Year, the K- Test Average Contribution Percentage and the M-Test Average Contribution Percentage for Participants who are Non-Highly Compensated Employees shall be based on the prior Plan Year.

                  The Employer may aggregate this Plan with one or more other plans for purposes of applying the tests in (b), (c) and (d) above, in which case all K-Test Contributions and M-Test Contributions to all such plans shall be treated as made under this Plan, provided that, the aggregated plans may not include an Employee Stock Ownership Plan, and all such aggregated plans must have the same plan year.

         5.11 Excess Contributions: In accordance with the limitations on contributions described in Section 5.10, the following amounts shall be treated as excess contributions under this Plan:

         (a) Excess Deferrals: With respect to any calendar year, amounts designated by Participants in writing as Excess Deferrals not later than the first March 1 following the end of the calendar year, in accordance with such procedures as the Plan Administrator shall specify, less any Excess K-Test Contributions previously distributed or recharacterized for the Plan Year beginning in the calendar year in which the Excess Deferral is made, pursuant to Section 5.12(b).

         (b) Excess K-Test Contributions: With respect to any Plan Year, the excess of the aggregate amount of K-Test Contributions actually made on behalf of Highly Compensated Employees for the Plan Year over the maximum amount of such contributions permitted under Section 5.10(b). The Excess K-Test Contributions of an individual Highly Compensated Employee shall be determined
                  (i) by calculating the total dollar amount resulting from a reduction of the K-Test Contributions made on behalf of Highly Compensated Employees in order of the K-Test Contribution Percentages, beginning with the highest percentage, until the limitations of Section 5.10(b) are met, and (ii) by reducing the K-Test Contributions made on behalf of Highly Compensated Employees in order of the dollar amount of K-Test Contributions for each Highly Compensated Employee, beginning with the highest dollar amount, and subtracting such amounts from the total dollar amount determined in (i) above until the total dollar amount is exhausted. The Excess K-Test Contributions allocated to a Participant shall be reduced by any excess deferrals previously distributed for the calendar year ending with or within the Plan Year in which the Excess K-Test Contributions arose, pursuant to Section 5.12(a).

         (c) Excess M-Test Contributions: With respect to any Plan Year, the excess of the aggregate amount of M-Test Contributions actually made on behalf of Highly Compensated Employees for such Plan Year over the maximum amount of such contributions permitted under Section 5.10(c). The Excess M-Test Contributions of an individual Highly Compensated Employee shall be determined (i) by calculating the total dollar amount resulting from a reduction of the M-Test Contributions made on behalf of Highly Compensated Employees in order of the M-Test Contribution Percentages, beginning with the highest percentage, until the limitations of Section 5.10(c) are met, and (ii) by reducing the M-Test Contributions made on behalf of Highly Compensated Employees in order of the dollar amount of M-Test Contributions for each Highly Compensated Employee, beginning with the highest dollar amount, and subtracting such amounts from the total dollar amount determined in (i) above until the total dollar amount is exhausted. The determination of the amount of Excess M-Test Contributions for the Plan Year shall be made after first determining the Excess Deferrals and Excess K-Test Contributions for the Plan Year.

         (d) Excess Combined-Test Contributions: With respect to any Plan Year, the excess of the aggregate amount of the K-Test Contributions actually made on behalf of Highly Compensated Employees for such Plan Year over the maximum amount of such contributions permitted under Section 5.10(d), provided that M-Test Contributions are not reduced. The Excess Combined-Test Contributions of an individual Highly Compensated Employee shall be determined in the same manner as Excess K-Test Contributions under (b) above, except disregarding the provision for taking into account distributions of Excess Deferrals.

         (e) Excess Combined-Test Contributions: With respect to any Plan Year, the excess of the aggregate amount of the M-Test Contributions actually made on behalf of Highly Compensated Employees for such Plan Year over the maximum amount of such contributions permitted under Section 5.10(d), provided that K-Test Contributions are not reduced. The Excess Combined-Test Contributions of an individual Highly Compensated Employee shall be determined in the same manner as Excess M-Test Contributions under (c) above.

         (f) Subsections 5.11(d) and (e) shall not apply for Plan Years commencing after December 31, 2001.

         5.12 Correction of Excess Contributions: The Plan provides the following methods for correcting excess contributions as described in Section 5.11:

         (a) Excess Deferrals: The Plan Administrator shall direct the Trustee to distribute to a Participant from his/her Participant Elective Deferral Account an amount equal to the Participant's Excess Deferral plus income, if any, allocable thereto. Such distribution shall be designated by the Plan Administrator as a distribution of an Excess Deferral and shall be made not earlier than the date on which the Trustee receives the Excess Deferral and not later than the first April 15 following the end of the calendar year in which the Excess Deferral is made.

         (b) Excess K-Test Contributions: The Plan Administrator shall direct the Trustee to distribute to a Participant his/her Excess K-Test Contribution plus income, if any, allocable thereto. Such distribution shall be designated by the Plan Administrator as a distribution of an excess contribution and shall be made after the end of the Plan Year in which the excess contribution arose and within twelve (12) months after the end of such Plan Year.

                  If the Employer has made a Matching Contribution attributable to any portion of the Participant's Excess K-Test Contribution distributed to the Participant pursuant to the above, the Plan Administrator shall treat such Matching Contribution as a forfeiture. The forfeited amount shall be used to reduce the Employer's Matching Contribution otherwise required for the Plan Year or for any subsequent Plan Year.

         (c) Excess M-Test Contributions: The Plan Administrator shall direct the Trustee to distribute to a Participant any portion of the Participant's Excess M-Test Contribution, plus income, if any, allocable thereto. Such distribution shall be designated by the Plan Administrator as a distribution of excess contributions and shall be made after the end of the Plan Year in which the excess contribution arose and within twelve (12) months after the end of such Plan Year.

         (d) Excess Combined-Test Contributions: The Plan Administrator shall correct the Excess Combined-Test Contributions in the same manner as for Excess K-Test and M-Test Contributions in
                  (b) and (c) above, provided however, that the Plan Administrator shall direct the Trustee to distribute the portion of the Excess K-Test Contribution or Excess M-Test Contribution or a combination of both which results in the least amount distributed from the Plan. The provisions of this subsection 5.12(d) shall not apply for Plan Years commencing after December 31, 2001.

                  For purposes of the above, income shall include realized and unrealized gains and losses for the Plan Year and for the period from the end of the Plan Year to the date of distribution (the "gap period") and shall be allocated to excess contributions in accordance with all appropriate Code and Regulation provisions. Distributions of excess contributions pursuant to the above shall be made without regard to any consent by the Participant otherwise required under this Plan.

                                   ARTICLE VI
                            ALLOCATIONS TO ACCOUNTS

         6.01 Revaluation of Assets: Not less frequently than as of the Annual Valuation Date each year, the Plan Administrator shall re-value the net assets of all Participants' General Investments Accounts and Employer Securities Accounts in the Investment Fund. The valuation shall determine the current fair market value. At the Plan Administrator's discretion, applied on a consistent basis, the Plan Administrator may similarly re-value the net assets of the Investment Fund at the end of a semi-annual, quarterly, monthly or more frequent period; the last day of such period shall be referred to as an Interim Valuation Date. The net investment income or loss on the Investment Fund since the previous Annual or Interim Valuation Date shall then be determined. An independent appraiser shall perform all valuations of Employer Securities that are not readily tradeable on an established securities market. The valuation requirement of the immediately preced ing sentence applies to all Employer Securities acquired by the Plan.

         6.02 Allocation of Contributions and Forfeitures: Contributions and forfeitures for any period shall be credited to the Accounts of Participants in the following manner:

         (a) With respect to Elective Deferral contributions made pursuant to Section 5.01, an amount equal to the Participant's Elective Deferral since the previous Annual or Interim Valuation Date shall be allocated and credited to his/her Participant Elective Deferral Account.

         (b) Matching Contributions made pursuant to Section 5.06 shall be allocated on each Annual Valuation Date (or if the Employer makes Matching Contributions on a calendar quarter or other periodic basis, on the last day of each calendar quarter or other period) to each Participant's Account who satisfies the requirements of Section 6.04(a), in an amount equal to the Employer Matching Contribution percentage determined by the Employer for the Plan Year. If the Employer makes a Matching Contribution to the Plan at any time during the Plan Year, any limit on the percentage amount shall not be determined by reference to Annual Compensation for the Plan Year, but by reference to Compensation (subject to the limitations on Compensation imposed under Section 2.10) paid only during the period to which the Matching Contribution relates. Nevertheless, if the Employer makes an additional Matching Contribution for the Plan Year as provided in the last paragraph of Section 5.06, the additional Matching Contribution shall be allocated on an annual, rather than periodic, basis.

         (c) Employer Profit-Sharing Contributions made pursuant to Section 5.07, shall be allocated as of each Annual Valuation Date to each Participant who satisfies the requirements of Section 6.04(b). The Employer Profit-Sharing Contribution shall be credited to the Employer Profit-Sharing Contribution Accounts of each such Participant in an amount equal to the percentage determined according to the allocation formula set forth in
                  Section 6.06. At the time the Employer makes its Profit-Sharing Contribution, the Employer shall designate to the Administrator the Plan Year for which the Profit-Sharing Contribution shall be deemed to have been made (which may be the current Plan Year or the immediately prior or subsequent Plan Year, as the Employer deems appropriate). If the Employer makes no designation, the Employer Profit-Sharing Contribution shall be deemed to have been made for the Plan Year that begins concurrent with or within the taxable year of the Employer for which the Employer claims a deduction under Code ss.404.

         (d) Forfeitures from Employer Matching Contribution Accounts that are reallocated pursuant to Section 11.06 shall be used to reduce the amount of the Employer's Matching Contributions for the Plan Year. They shall be allocated as of each Annual Valuation Date to each Participant's Matching Contribution Account who satisfies the requirements of Section 6.04 in the same manner as Employer Matching Contributions in (b) above.

         (e) Forfeitures from Employer Profit-Sharing Contribution Accounts that are reallocated pursuant to Section 11.06 shall be allocated in addition to the amount of the Employer's Profit Sharing Contributions for the Plan Year. They shall be allocated as of each Annual Valuation Date to each Participant's Profit Sharing Contribution Account who satisfies the requirements of Section 6.04 in the same manner as Employer Profit Sharing Contributions in (c) above.

         (f) With respect to contributions made pursuant to Section 5.05, an amount equal to the Participant's Rollover Contributions since the previous Annual or Interim Valuation Date shall be credited to the Participant's Rollover Contribution Account.

         (g) Contributions by the Employer of Employer Securities shall be allocated solely to the Employer Securities Account. All other contributions, whether by the Employer or any Participant, shall be allocated solely to the General Investments Account.

         6.03 Adjustment of Accounts: As of each Annual or Interim Valuation Date all Partici pants' and Inactive Participants' Accounts shall be adjusted to reflect the contributions and income received, profits and losses, and distributions and expenses of the Trust Fund since the previous Annual or Interim Valuation Date. The adjustments shall be made in the following manner and order:

         (a) Each Account shall be charged with all forfeitures, withdrawals and distributions from the Account since the previous Annual or Interim Valuation Date. In making a forfeiture reduction under this Section, the Plan Administrator, to the extent possible, first must forfeit from a Participant's General Investments Account before making a forfeiture from his/her Employer Securities Account.

         (b) Each Account shall be charged with any administrative costs or expenses incurred and paid by the Plan that are allocable to the Account since the previous Annual or Interim Valuation Date. All administrative costs and expenses, to the extent possible, shall be paid from a Participant's General Investments Account before being paid from his/her Employer Securities Account

         (c) Each Participant's General Investment Account that has a non-zero balance after the application of (a) and (b) above, shall be credited (or charged) with its proportionate share of the net investment income (or loss) and expenses since the previous Annual or Interim Valuation Date. The amount to be credited or charged to each Account shall be determined based on the ratio that: (i) the balance in the Account on the previous Annual or Interim Valuation Date less any forfeitures, withdrawals or distributions from the Account since that date bears to (ii) the total of such amounts determined for all Accounts. Notwithstanding the previous sentence, in the sole discretion of the Plan Administrator, the method of allocating the net investment income (or loss) of the General Investment Account may be adjusted to reflect the effect of cash flows into and out of such Accounts (such as contributions, payments on Participant loans, distributions, etc.) based on the length of time between the date of such cash flow and the current Annual or Interim Valuation Date. Any such adjustment pursuant to the previous sentence shall be made in a uniform and non-discriminatory manner among Participants and/or the types of Accounts.

         (d) Each Account shall be credited with the contributions allocated to it since the previous Annual or Interim Valuation Date, subject to the following rules:

                  (1) The Employer Securities Account maintained for each Participant shall be credited with the Participant's allocable share of Employer Securities (including fractional shares) contributed in kind to the Trust, with any forfeitures of Employer Securities and with any stock dividends on Employer Securities allocated to his/her Employer Securities Account. The Plan Administrator will base allocations to the Participant's Employer Securities Account on dollar values expressed as shares of Employer Securities or on the basis of actual shares, assuming there is only a single class of Employer Securities.

                  (2) The General Investments Account maintained for each Participant shall be credited with the Participant's allocable share of Elective Deferrals and any Employer Contribution not attributable to Employer Securities, according to the provisions of Section 6.02.

         (e) Cash dividends the Employer pays with respect to Employer Securities shall be allocated to the General Investments Accounts of Participants in the same ratio, determined on the dividend declaration date, that Employer Securities allocated to a Participant's Employer Securities Account bear to the Employer Securities allocated to all Employer Securities Accounts.

         6.04 Eligibility for Allocation of Employer Matching and Profit Sharing
Contributions:

         (a) In allocating Matching Contributions to a Participant's Account, the Administrator shall take into account only the Compensation paid the Employee during the period to which the allocation applies and he is an eligible Participant in the Plan with a valid, executed Salary Reduction Agreement in effect and on file with the Administrator. A Participant need not complete any minimum Hours of Service during the Plan Year or be employed on any particular day of the Plan Year in order to receive an allocation of Employer Matching Contributions.

         (b) The Administrator shall determine allocations of Employer Profit Sharing Contribu tions on the basis of the Plan Year. In allocating Profit Sharing Contributions to a Participant's Account, the Administrator shall take into account only the Compensa tion paid to the Participant after he has satisfied the eligibility requirements of Section 4.01 and to which the allocation applies. A Participant must complete at least one thousand (1000) Hours of Service during the Plan Year and must be employed on the last day of the Plan Year in order to receive an allocation of Employer Profit Sharing Contributions, unless the Participant has incurred a Termination of Employment during the Plan Year on account of death, Disability or retirement. It shall not be necessary for the Participant to have a Salary Reduction

                  Agreement in effect in order to receive an allocation of Employer Profit Sharing Contributions.

         6.05 Suspension of Accrual Requirements for Employer Profit Sharing
Contributions: The Plan suspends the accrual requirements under Section 6.04(b) for Employer Profit Sharing Contributions if for any Plan Year the Plan fails to satisfy the Coverage Test. The Plan satisfies the Coverage Test for the Plan Year if the number of Nonhighly Compensated Employees who benefit under the Plan is at least equal to 70% of the total number of Includible Nonhighly Compensated Employees for the Plan Year. "Includible" Employees are all Employees other than: (1) those Employees excluded from participating in the Plan for the entire Plan Year by reason of the collective bargaining unit exclusion or the nonresident alien exclusion described in the Code or by reason of the age and service requirements of Section 4.01; and (2) any Employee who incurs a Termination of Employment during the Plan Year and fails to complete at least 501 Hours of Service for the Plan Year. A "Nonhighly Compensated Employee" is an Employee who is not a Highly Compensated Employee. For purposes of the Coverage Test an Employee is benefitting under the Plan for a Plan Year if, under Section 6.04, he is entitled to an allocation of Employer Non- Elective Contributions for the Plan Year.

         If this Section 6.05 applies for a Plan Year, the Plan Administrator will suspend the accrual requirements for the Includible Employees who are Participants, beginning first with the Includible Employee(s) employed with the Employer on the last day of the Plan Year, then the Includible Employee(s) who have the latest Termination of Employment during the Plan Year, and continuing to suspend the accrual requirements for each Includible Employee who incurred an earlier Termination of Employment, from the latest to the earliest date of Termination of Employment, until the Plan satisfies the Coverage Test for the Plan Year. If two or more Includible Employees have a Termination of Employment on the same day, the Plan Administrator will suspend the accrual requirements for all such Includible Employees, irrespective of whether the Plan can satisfy the Coverage Test by accruing benefits for fewer than all such Includible Employees. If the Plan suspends the accrual requirements for an Includible Employee, that Employee will share in the allocation of Employer Contributions and Participant forfeitures, if any, without regard to the number of Hours of Service he has earned for the Plan Year and without regard to whether he is employed by the Employer on the last day of the Plan Year.

         6.06 New Comparability Formula for Allocation of Employer Profit Sharing Contributions: Subject to the Top Heavy allocation requirements of
Article XIX and the Code ss.415 limitations of Article VII, each Participant's share of Employer Profit Sharing Contributions contributed by the Employer under
Section 5.07 on behalf of each Allocation Group will be allocated on the last day of the Plan Year (and on such other date or dates as determined by the Plan Administrator on a nondiscriminatory basis) to each Allocation Group. For purposes of this Section 6.06 each Participant who is not an Inactive Participant (an "Eligible Participant") will constitute a separate Allocation Group. The amount allocated to each Allocation Group will be subject to the following provisions:

         (a) Failsafe Allocation: For each Plan Year beginning on or after January 1, 2002, in which it is necessary for the Plan to pass nondiscrimination testing on the basis of equivalent benefit rates as provided under regulation ss.1.401(a)(4), the allocations made under this Section must satisfy either the "broadly available test" described in subparagraph (1) or one of the "gateway tests" described in subparagraph (2) or subparagraph (3) below.

                  (1) Broadly Available Test If Employer Does Not Maintain A Defined Benefit Plan: To satisfy the "broadly available test", each Allocation Rate applicable to any Eligible Participant must be currently available within the meaning of regulation ss.1.401(a)(4)-4(b)(2) to a group of Employees and, were such group to be treated as a group of Employees covered under a separate plan, such group of Employees must satisfy the requirements of Code ss.410(b) without regard to the average benefit percentage test in regulation ss.1.410(b)-5. For this purpose, if two allocation rates could be permissively aggregated under regulation ss.1.401(a)(4)-4(d)(4), assuming the allocation rates were treated as benefits, rights or features, then such allocation rates may be aggregated and treated as a single allocation rate. In addition, the disregard of age and service conditions described in regulation ss.1.401(a)(4)-4(b)(2)(ii)(A) does not apply for purposes of this subparagraph (1).

                  (2) Gateway Test If The Employer Does Not Maintain A Defined Benefit Plan: In order to satisfy the "gateway test" for any Plan Year in which the Employer does not maintain a defined benefit plan that also covers Participants covered in this Plan for any portion of the Plan Year, the Allocation Rate for each Eligible Participant who is an NHCE for the Plan Year must be equal to either (A) 5% of each Eligible Participant's Compensation; or (B) 33.33% of the highest Allocation Rate for any Participant who is an HCE for the Plan Year.

                  (3) If The Employer Does Maintain One Or More Defined Benefit Plans: If the Employer maintains one or more defined benefit plans that cover Participants in this Plan for any portion of a Plan Year, the Plan Administrator may elect to apply for that Plan Year either the procedure set forth in subparagraph (A) or the procedure in subparagraph (B), as follows:

                           (A) Election To Not Permissively Aggregate: The Plan Administrator may elect not to permissively aggregate this Plan and such defined benefit plan or plans for purposes of satisfying the coverage tests of Code ss.410(b) and the nondiscrimination tests of Code ss.401(a)(4), and instead may elect to separately test each plan for such purposes. In that event, either the "gateway test" in subparagraph (2) above or the "broadly available test" of subparagraph (1) above will apply for this Plan.

                           (B) Election To Permissively Aggregate: The Plan Administrator may elect to permissively aggregate this Plan and such defined benefit plan(s) for purposes of satisfying both the coverage tests of Code ss.410(b) and the nondiscrimination tests of Code ss.401(a)(4), in which event for the Plan Year the aggregated plans will be known as a "DB/DC Plan" and will be subject to the requirements in subparagraphs (i) or (ii) below. Unless elected otherwise by the Plan Administrator, this Plan and the defined benefit plan(s) will not necessarily be considered a DB/DC Plan because the plans are being aggregated solely to apply the average benefit ratio test in regulation ss.1.410(b)-5. If a DB/DC Plan applies, nondiscrimination testing under Code ss.401(a)(4) may be passed for this Plan and all defined benefit plans of the Employer and any other FX Employer either on the basis of Aggregate Normal Allocation Rates, or at the option of the Plan Administrator and only if either of the exceptions in subparagraph (i) are satisfied or the "gateway test" conditions in subparagraph (ii) are satisfied, on the basis of equivalent benefit rates under regulation ss.1.401(a)(4) (i.e. normal accrual rates under the defined benefit plans and equivalent benefit rates under the defined contribution plans):

                                    (i)      "Broadly Available" Or "Primarily
                                             Defined Benefit"Tests Are
                                             Satisfied: The requirements of this
                                             subparagraph (i) are deemed
                                             satisfied if both the defined
                                             contribution plan components and
                                             the defined benefit plan components
                                             of the DB/DC Plan are considered to
                                             be "broadly available" as defined
                                             in subparagraph (1) above, or the
                                             DB/DC Plan is considered to be
                                             "primarily defined benefit". A
                                             DB/DC Plan is considered to be
                                             "primarily defined benefit" if more
                                             than 50% of the Eligible
                                             Participants who are NHCEs for the
                                             Plan Year have a normal accrual
                                             rate under the defined benefit plan
                                             or plans that exceeds their
                                             equivalent benefit rates under the
                                             defined contribution plans.

                                    (ii)    "Gateway Test" Is Satisfied: The
                                            requirements of this subparagraph
                                            (ii) are deemed satisfied if the
                                            "gateway test" for a DB/DC Plan is
                                            satisfied, in which the Allocation
                                            Rate for each Eligible Participant
                                            who is an NHCE for the Plan Year
                                            must be at least equal to the
                                            Aggregate Normal Allocation Rate.

         (b) Determination Of Accrual And Allocation Rates: The normal accrual rate and the equivalent normal allocation rate attributable to defined benefit plans, the equivalent accrual rate attributable to defined contribution plans, and the Aggregate Normal Allocation Rate are determined under regulation ss.1.401(a)(4)(b)(2)(ii), but without taking into account the imputation of permitted disparity under regulation ss.1.401(a)(4)-7, except as otherwise permitted under regulation ss.1.401(a)(4)- 9(b)(2)(v)(C).

         (c) Definitions: Solely for purposes of this Section 6.06, the following listed terms shall have the meanings indicated.

                  (1) "Allocation Rate" shall mean the percentage obtained by dividing (A) the total amount of Employer contributions or reallocated Forfeitures that are allocated on the Participant's behalf under all defined contribution plans of the Employer or an FX Employer that are aggregated for nondiscrimination testing under Code ss.401(a)(4) (not including any Matching Contributions if such plan or plans includes Elective Deferrals), by (B) the Participant's Compensation.

                  (2) "Aggregate Normal Allocation Rate" shall mean the sum of the Allocation Rate in the defined contribution plan(s) and the equivalent Allocation Rate in the defined benefit plan(s) of the Employer or an Affiliated Employer that are permissively aggregated to pass the coverage tests of Code ss.410(b) and the nondiscrimination tests of Code ss.401(a)(4). The Aggregate Normal Allocation Rate for each Eligible Participant who is an NHCE for the Plan Year will equal the percentage in subparagraphs (A), (B) or (C) below. At the discretion of the Plan Administrator, the equivalent Allocation Rate for any Plan Year under such defined benefit plan(s) for each Eligible Participant who is an NHCE and who benefits under the defined benefit plan(s) for the Plan Year may be deemed to be equal to the average of the equivalent Allocation Rates under the defined benefit plan(s) for all such Eligible Participants.

                           (A) 33.33% Rate: If the highest Aggregate Normal Allocation Rate of any Eligible Participant who is an HCE for the Plan Year is less than 15%, then the Aggregate Normal Allocation Rate for each Eligible Participant who was an NHCE for the Plan Year will be 33.33% of such highest Aggregate Normal Allocation Rate; or

                           (B) 5% Rate: If the highest Aggregate Normal Allocation Rate of any Eligible Participant who is an HCE for the Plan Year is at least 15% but is not greater than 25%, then the Aggregate Normal Allocation Rate for each Eligible Participant who was an NHCE during the Plan Year will be 5% of each such Eligible Participant's Compensation; or

                           (C) Rate Higher Than 5% To Maximum 7.5% Rate: If the highest Aggregate Normal Allocation Rate of any Eligible Participant who is an HCE for the Plan Year is greater than 25%, then the Aggregate Normal Allocation Rate for each Eligible Participant who is an NHCE for the Plan Year will be equal to the sum of
                                    (A) 5% of each such Eligible Participant's
                                    Compensation, plus (B) one percentage point for each five percentage points (or portion thereof) that the highest Aggregate Normal Allocation Rate of any Eligible Participant who is an HCE for the Plan Year exceeds 25%. However, the maximum Aggregate Normal Allocation Rate for each Eligible Participant who is an NHCE for the Plan Year will not exceed 7.5% of each such Eligible Participant's Code ss.415 Compensation.

                  (3)      "Compensation" shall have the meaning set forth in
                           Section 7.01(b).

                                   ARTICLE VII
                           LIMITATIONS ON ALLOCATIONS

         7.01 Special Definitions: For purposes of complying with Code ss.415 and as otherwise provided in this Article, the terms below shall be defined as set forth. For Limitation Years commencing after December 31, 1999, subparagraphs (c), (d), (f) and (l) shall not apply.

         (a) "Annual Additions" shall mean the sum of the following amounts allocated on behalf of a Participant for a Limitation Year:

                  (1)      Employer contributions; and

                  (2)      Employee contributions; and

                  (3) Forfeitures available for reallocation, if applicable.

                  Amounts reapplied to reduce Employer contributions and amounts reapplied from a suspense account (if any) under Section 7.02 as well as contributions allocated to any Individual Medical Benefit Account that is part of a defined benefit plan shall also be included as Annual Additions.

                  For purposes of this Article, an Annual Addition is credited to the Account of a Participant for a particular Limitation Year if it is allocated to the Participant's Account as of any day within such Limitation Year. Employer contributions will not be deemed credited to a Participant unless the contributions are actually made to the Plan no later than thirty (30) days after the end of the period described in Code ss.404(a)(6) applicable to the taxable year with or within which the particular Limitation Year ends.

         (b) "Compensation" for purposes of this Article VII (compliance with Code ss.415) and for purposes of compliance with any applicable non-discrimination test, including the determination of an Employee's status as a Highly Compensated Employee, the K- Test and M-Test procedures described in
                  Section 5.10 and the New Comparability allocation formula set forth in Section 6.06, shall be determined as follows:

                  (1) The term "Compensation" shall include:

                           (i) The Participant's wages, salaries, fees for professional service and other amounts received (whether or not paid in cash) for personal services actually rendered in the course of employment with an Employer maintaining the plan (including, but not limited to, commissions paid to salespersons, compensation for services on the basis of a percentage of profits, commissions on insurance premiums, tips, bonuses, fringe benefits, reimbursements and expense allow ances).

                           (ii) In the case of a Participant who is an employee within the meaning of Code ss.401(c)(1), the Participant's earned income as described in Code ss.401(c)(2).

                           (iii) Any amounts contributed by the Employer or received by the Participant pursuant to an unfunded, non-qualified plan of deferred compensation to the extent such amounts are includable in the gross income of the Participant for the Limitation Year.

                           (iv) Any Elective Deferral and any amount contributed or deferred by the Employer at the election of the Participant and that is not includable in the gross income of the Participant by reason of Code ss.ss.125, 403(b) or 457.

                           (v) For Limitation Years beginning on and after January 1, 2001, Compensation paid or made available during such Limitation Years shall include elective amounts that are not includable in the gross income of the Employee by reason of Code ss.132(f)(4).

                  (2) The term "Compensation" does not include items such as:

                           (i) Any Employer contributions to a qualified retirement plan and any Employer contributions to any other retirement plan that receive special tax benefits to the extent the contributions are not includable in the gross income of the Participant for the taxable year in which made; and any distributions from any qualified retirement plan, regardless of whether the distributions are includable in the gross income of the Participant.

                           (ii) Employer contributions made on behalf of a Participant to a simplified employee pension described in Code ss.408(k) to the extent such contributions are deductible by the Employer under Code ss.219(b)(7).

                           (iii) Except as provided in subparagraph (1)(iv) above, other forms of compensation that receive special tax benefits, such as premiums for group health insurance and group term life insurance (but only to the extent that the compensation is not includable in the gross income of the Participant).

                           (iv) Amounts realized from the exercise of a non-qualified stock option, or when restricted stock (or property) held by a Participant either becomes freely transferable or is no longer subject to a substantial risk of forfeiture (see Code ss.83 and the regulations thereunder).

                           (v) Amounts realized from the sale, exchange, or other disposition of stock acquired under a qualified stock option.

                           (vi) Compensation in excess of One Hundred Fifty Thousand Dollars ($150,000), or such greater amount as adjusted by the Secretary of the Treasury for increases in the cost of living after 1994 in accordance with Code ss.401(a)(17)(B).

                  (3) Compensation actually paid or made available to a Participant within the Limitation Year shall be the Compensation used for the purposes of applying the limitations of this Article and Code ss.415. In the case of a Affiliated

                           Group of which the FX Employer is a part, all employers in the Affiliated Group shall apply this same rule.

                  (4) Compensation (as defined in this subsection 7.01(b)) of each Participant taken into account in determining allocations for any Limitation Year beginning after December 31, 2001, shall not exceed $200,000, as adjusted for cost-of-living increases in accordance with Code ss.401(a)(17)(B). The cost-of-living adjustment in effect for a calendar year applies to determine the Compensation limit for the Limitation Year that begins with or within such calendar year.

         (c) "Defined Benefit Dollar Limitation" shall mean $90,000, adjusted annually for Limitation Years beginning after December 31, 1987, for increases in the cost of living in accordance with regulations prescribed by the Secretary of the Treasury.

         (d) "Defined Benefit Fraction" for a given Limitation Year shall mean a fraction:

                  (1) The numerator of which is the sum of the Projected Annual Benefits of the Participant under all the defined benefit plans (whether or not terminated) ever maintained by the Employer (determined as of the close of the Limitation Year); and

                  (2)      The denominator of which is the lesser of:

                           (i) The product of one hundred twenty-five percent (125%) multiplied by the Defined Benefit Dollar Limitation; or

                           (ii) The product of one hundred forty percent (140%) multiplied by the percentage of a Participant's average Compensation that may be taken into account under Code ss.415(b)(1)(B) with respect to such Participant for such Limitation Year.

                           Notwithstanding the above, if the Participant was a participant in one or more defined benefit plans maintained by the Employer that were in existence on May 6, 1986 and such plans, individually and in the aggregate, satisfied the requirements of Code ss.415 for the last Limitation Year beginning before January 1, 1987, the denominator of this fraction will not be less than the product of one hundred twenty-five percent (125%) multiplied by the sum of the annual benefits under such plans that the Participant had accrued as of the close of the last Limitation Year beginning before January 1, 1987.

         (e) "Defined Contribution Dollar Limitation" shall mean the lesser of Thirty Thousand Dollars ($30,000) or twenty-five percent (25%) of the Participant's Compensation for the Limitation Year. The $30,000 amount shall be adjusted annually for increases in the cost of living in accordance with Code ss.415(d) and IRS Regulations.

                  The Defined Contribution Dollar Limitation applicable to an Annual Addition that may be contributed or allocated to a Participant's Account under the Plan for any Limitation Year commencing on or after January 1, 2002, shall not exceed the lesser of:

                  (1) Forty Thousand Dollars ($40,000), as adjusted for increases in the cost-of- living under Code ss.415(d), or

                  (2) one hundred percent (100%) of the Participant's Compensation, as defined in this Section 7.01 for the Limitation Year. The Compensation limit referred to in this subsection 7.01(e)(2) shall not apply to any contribution for medical benefits after separation from service (within the meaning of Code ss.401(h) or Code ss.419A(f)(2)) that is otherwise treated as an Annual Addition.

         (f)      "Defined Contribution Fraction" shall mean a fraction:

                  (1) The numerator of which is the sum of the Annual Additions to the Participant's accounts under all defined contribution plans (whether or not terminated) ever maintained by the Employer for the current and all prior Limitation Years; and

                           (2) The denominator of which is the sum of the lesser of the following amounts determined for such Limitation Year and for each prior Year of Service with the Employer (regardless of whether a defined contribution plan was maintained by the Employer):

                                    (i)      The product of one hundred
                                             twenty-five percent (125%)
                                             multiplied by the Defined
                                             Contribution Dollar Limitation; or

                                    (ii)     Thirty-five percent (35%) of the
                                             Participant's Compensation for such
                                             Limitation Year.

                  If the Participant was a participant in one or more defined contribution plans maintained by the Employer that were in existence on May 6, 1986 and such plans, individually and in the aggregate, satisfied the requirements of Code ss.415 for the last Limitation Year beginning before January 1, 1987, the numerator of this fraction shall be adjusted if the sum of this fraction and the Defined Benefit Fraction would otherwise exceed one hundred percent (100%) under the terms of this Plan. Under the adjustment, an amount equal to the product of:

                  (1) The excess of the sum of the fractions over one hundred percent (100%); times

                  (2) The denominator of this fraction shall be permanently subtracted from the numerator of this fraction. The adjustment is calculated using the fractions as they would be computed as of the close of the last Limitation Year beginning before January 1, 1987.

         (g) "Employer" shall mean the Employer that adopts this Plan and, in the case of a group of employers that constitutes an Affiliated Group of corporations (as defined in Code ss.414(b) as modified by Code ss.415(h)) or that constitutes trades or businesses (whether or not incorporated) that are under common control (as defined in Code ss.414(c) as modified by Code ss.415(h)), or that constitutes an affiliated service group, (as defined in Code ss.414(m)), all such employers shall be considered a single Employer for purposes of applying the limitations of this Article.

         (h) "Excess Amount" shall mean the excess of the Participant's Annual Additions for the Limitation Year over the Maximum Permissible Amount for such Limitation Year.

         (i) "Individual Medical Benefit Account" shall mean any separate account that is established for a Participant under a defined benefit plan and from which benefits described in Code ss.401(h) are payable solely to such Participant, his/her spouse or his/her dependents.

         (j) "Limitation Year" shall mean the twelve (12) consecutive month period specified in Article II.

                  The Limitation Year may be changed by amending the election previously made by the Employer. Any change in the Limitation Year must be a change to a twelve (12) month period commencing with any day within the current Limitation Year. The limitations of this Article (and Code ss.415) are to be separately applied to a limitation period that begins with the first day of the current Limitation Year and that ends on the day before the first day of the first Limitation Year for which the change is effective.

                  The dollar limitation on Annual Additions with respect to this limitation period is determined by multiplying the applicable dollar limitation for the calendar year in which the limitation period ends by a fraction, the numerator of which is the number of months (computed to the nearest whole month) in the limitation period and the denominator of which is twelve (12).

                  The Limitation Year for all years prior to the effective date of Code ss.415 shall, as applied to this Plan, be the twelve
                  (12) consecutive month period selected as the Limitation Year for the first Limitation Year after the effective date of Code ss.415.

         (k) "Maximum Permissible Amount" shall mean, for a given Limitation Year, the lesser of:

                  (1)      The Defined Contribution Dollar Limitation; or

                  (2) Twenty-five percent (25%) of the Participant's Compensation for such Limitation Year.

                  The percentage limitation in (2) above shall not apply to any contribution for medical benefits after separation from service that is treated as an Annual Addition, or to any amount allocated to an Individual Medical Benefit Account that is treated as an Annual Addition.

                  If a short Limitation Year is created because of an amendment changing the Limitation Year to a different twelve (12) consecutive month period, the Maximum Permissible Amount for such short Limitation Year shall not exceed the amount in (1) above multiplied by a fraction, the numerator of which is the number of months in the short Limitation Year (computed to the nearest whole month) and the denominator of which is twelve
                  (12).

         (l) "Projected Annual Benefit" shall mean the annual retirement benefit (adjusted to an actuarially equivalent life annuity if such benefit is expressed in a form other than a straight life annuity or qualified joint and survivor annuity) to which the Participant would be entitled under the terms of the defined benefit plan assuming:

                  (1) The Participant will continue employment until normal retirement age under the plan (or current age, if later); and

                  (2) The Participant's Compensation for the current Limitation Year and all other relevant factors used to determine benefits under the plan will remain constant for all future Limitation Years.

         7.02 Coordination With Other Plans:

         (a) If the Employer maintains another qualified cash or deferred arrangement ("Alternate 401(k) Plan") covering Participants in this Plan and if the Annual Additions to a Participant's Account in this Plan and the annual additions to the Participant's account in the Alternate 401(k) Plan would result in the allocation on an allocation date of this Plan that coincides with an allocation date of the Alternate 401(k) Plan of an Excess Amount, the Excess Amount attributed to this Plan shall be determined by the Plan Administrator on a uniform and non-discriminatory basis, considering the amount of elective deferrals and Employer contributions made to each Participant's account in the Alternate 401(k) Plan, and the anticipated allocation of the Employer Contribution to this Plan. The Plan Administrator shall coordinate its actions with those of the plan administrator of the Alternate 401(k) Plan to provide for the maximum possible allocation to all Participants in both plans, taking into account the provisions of the Alternate 401(k) Plan allowing for distribution of elective deferrals to reduce an Excess Amount. In this regard, the Plan Administrator, whenever possible, shall allow for the allocation and distribution of elective deferrals from the Alternate 401(k) Plan so as to eliminate or reduce the possibility of creating a suspense account under this Plan or under the Alternate 401(k) Plan. If, after distributing all amounts that may be distributed from the Alternate 401(k) Plan, there still remains an Excess Amount, the Plan Administrator will attribute the total Excess Amount to the Alternate 401(k) Plan.

         (b) If the Employer maintains another qualified defined contribution plan during any Limitation Year that covers Participants in this Plan and as a consequence of the requirements of Section 7.04 an Excess Amount is allocated to a Participant's Account in this Plan on an allocation date that coincides with an allocation date in the other plan, the total Excess Amount shall be deemed allocated to the other plan.

         7.03 Order of Limitations: If, pursuant to this Article, it is necessary to limit or reduce the amount of Contributions credited to a Participant under this Plan during a Limitation Year, the limitation or reduction shall be made in the following order:

         (a) First, from the Participant's General Investment Account, in the following order:

                  (1)      Unmatched Participant Elective Deferrals;

                  (2)      Employer Matching Contributions;

                  (3)      Matched Participant Elective Deferrals;

                  (4)      Employer Profit Sharing Contributions.

         (b) Second, from Employer Profit Sharing Contributions to the Participant's Employer Securities Account.

         7.04 Aggregation of Plans: For purposes of applying the limitations of this Article applicable to a Participant for a particular Limitation Year, all qualified defined benefit plans ever maintained by the Employer shall be treated as one defined benefit plan, all defined contribution plans ever maintained by the Employer shall be treated as one defined contribution plan and any Employee contributions to a defined benefit plan shall be treated as a defined contribution plan.

         7.05 Suspense Account: If, as a result of a reasonable error in estimating a Participant's Compensation, determining the allocation of forfeitures or determining the amount of elective deferrals under any cash or deferred arrangement sponsored by an FX Employer for the Limitation Year or under other limited facts and circumstances allowed under Reg. ss.1.415-6(b), the Annual Additions to this Plan would cause an allocation to the Account of a Participant in excess of the Maximum Permissible Amount for the Limitation Year, the Plan Administrator shall deal with the Excess Amount as follows:

         (a) First, the Plan Administrator shall distribute to the Participant his/her Elective Deferrals for the Limitation Year to the extent that the distribution reduces the Excess Amount, provided that the Plan Administrator shall not distribute any Elective Deferral to the Participant that would cause the Plan to make a concurrent reduction in the amount of Employer Matching Contributions allocated to the Participant's Account. A distribution under this provision shall include earnings or gains attributable to the returned Elective Deferrals. All distributions shall be made no later than and in the manner provided in Section 5.10(d).

         (b) Second, to the extent there remains an Excess Amount after application of Section 7.05(a), the Plan Administrator shall hold the Excess Amount in a suspense account and allocate and reallocate the amount in the suspense account in the following Limitation Year (and in succeeding Limitation Years, if necessary) to reduce Employer Profit Sharing Contributions, Employer Matching Contributions and Elective Deferrals (in that order) to the Account of that Participant if that Participant is covered by the Plan as of the end of the Limitation Year. If the Participant is not covered, the excess amount shall be allocated and reallocated in the next Limitation Year to all Participants' Accounts in the Plan before any Employer Profit Sharing Contributions, Employer Matching Contributions and Elective Deferrals (in that order) that would constitute Annual Additions are made to the Plan for the Limitation Year, or at the option of the FX Employer, the Excess Amount shall be used to reduce Employer Profit Sharing Contributions and Employer Matching Contributions to the Plan for the Limitation Year by the amount in the suspense account that is allocated and reallocated during the Limitation Year. The suspense account shall be an unallocated account equal to the sum of all Excess Amounts for all Participants in the Plan during the Limitation Year. The suspense account shall not share in any earnings or losses of the Trust Fund. The Plan may not distribute any amounts in the suspense account to any Participant whether before or after termination of employment or termination of the Plan.

                                  ARTICLE VIII
                       IN-SERVICE AND HARDSHIP WITHDRAWALS

         8.01 Withdrawals Due to Attainment of Age 59 1/2, Completion of Service or Hardship: Except as otherwise provided in this Section 8.01 and in Section 8.05, no amounts may be withdrawn by a Participant from any Account held for his/her benefit prior to termination of employment with the Employer, unless the Employee has attained his/her Normal Retirement Date.

         (a) A Participant who has attained Age 59 1/2 may withdraw all or any portion of his/her Elective Deferral Account. A Participant who has been a Participant in the Plan for at least five (5) Plan Years and who is 100% vested in his/her Account may withdraw all or any portion of his/her Matching Contribution and Profit Sharing Accounts, regardless of attained Age, except that this withdrawal right shall not apply to any portion of the participant's Matching Contribution and Profit Sharing Accounts which is invested in the Participant's Employer Securities Account. A Participant may make a withdrawal (regardless of Account) no more than once in each calendar quarter. In the event the Participant's Account includes amounts subject to the rules in Section 9.06, a withdrawal may only be made with respect to such amounts in accordance Section 9.06.

         (b) A Participant may elect to withdraw an amount credited to his/her Participant Elective Deferral Account without regard to the Participant's Age, but only if he obtains prior approval from the Plan Administrator, which approval shall be granted only upon a determination of Financial Hardship. In the case of a withdrawal due to Financial Hardship, the amount of the withdrawal shall be limited to the total amount of the Participant's Elective Deferrals, without regard to income allocable thereto. Upon granting approval, the Plan Administrator shall direct the Trustee to distribute the indicated portion of the Participant's Elective Deferral Account to the Participant.

         8.02 Financial Hardship Distribution Rules: The Plan adopts the deemed hardship distribution standards set forth in Reg. ss.1.041(k)-1(d)(2)(iv). As a consequence, the Plan Administrator shall not approve any distribution on account of Financial Hardship unless the distribution is determined by the Administrator to be necessary to meet an immediate and heavy financial need of the Participant. The distribution will be deemed necessary if:

         (a) The distribution is not in excess of the amount of the immediate and heavy financial need of the Participant, including amounts necessary to pay any federal, state or local income taxes or penalties reasonably anticipated to result from the distribution; and

         (b) Other resources of the Participant are not reasonably available to meet this need.

         The condition in (b) above is deemed to be met if the Participant has obtained all distributions, other than hardship distributions, and all nontaxable loans currently available under all plans maintained by the Employer. If a Participant receives a distribution on account of Financial Hardship his/her Elective Deferrals to this Plan and his/her employee contributions to all other plans maintained by the Employer (including qualified and non-qualified plans of deferred compensation, annuities under Code ss.403(b) and any cash or deferred arrangement part of a cafeteria plan under Code ss.125), shall be suspended for twelve (12) months after receipt of the hardship distribution. Further, his/her Elective Deferrals to this Plan and his/her employee deferral contributions to all other plans maintained by the Employer for the calendar year immediately following the calendar year of the distribution shall not exceed the applicable limit under Section 5.08(a) for that calendar year less the amount of his/her Elective Deferrals for the calendar year of the hardship distribution.

         Effective January 1, 2002, a participant who receives a distribution on account of Financial Hardship shall be prohibited from making Elective Deferrals under this and all other cash or deferred plans of the Employer until the later of six (6) months after receipt of the distribution or January 1, 2002.

         8.03 Determination of Immediate and Heavy Financial Need: For purposes of Section 8.02, a distribution shall be deemed to be on account of an immediate and heavy financial need if the distribution is for:

         (a) Expenses for medical care described in Code ss.213(d) incurred by the Participant, the Participant's spouse or any dependent of the Participant or expenses necessary for these persons to obtain such medical care;

         (b) Payment of tuition and related educational fees for the next twelve (12) months of post-secondary education for the Participant, the Participant's spouse or any dependent of the Participant;

         (c) Costs directly related to purchase (excluding mortgage payments) a principal residence for the Participant; or

         (d) Payments necessary to prevent the eviction of the Participant from his/her principal residence or foreclosure of the mortgage on that residence.

         8.05 Withdrawal of Rollover Contributions: Effective for Plan Years commencing on or after January 1, 2004, in the event a Participant has a Rollover Contribution Account in the Plan, the Participant shall, upon written notice to the Plan Administrator, be entitled to withdraw at any time, subject to the restrictions described below, any amount up to the balance of the Rollover Contribution Account. Withdrawals shall have no effect upon any benefits provided under any other provisions of this Plan. The Plan Administrator and Trustee may establish a reasonable policy regarding the minimum amount that may be withdrawn and the frequency with which withdrawals may be made. The policy shall be in writing and shall be administered in a uniform and non- discriminatory manner.

         If the Participant's Accrued Benefit at the time he requests a withdrawal from the Rollover Contribution Account or at any prior time has been greater than $5,000, no such withdrawal may be made prior to the Participant's Normal Retirement Age unless the Participant first consents in writing. The amount withdrawn shall be distributed to the Participant in the manner and form provided in Section 11.02 as if the amount were distributed on account of the Participant's Termination of Employment or, if the Participant is eligible for Normal Retirement, in the manner and form provided in Article IX as if the amount were distributed on account of the Participant's Retirement. If the spousal consent rules of Section 9.06 apply to any amount in the Participant's Account, then no amount shall be withdrawn unless prior to the withdrawal the Participant's spouse, if any, consents to each separate withdrawal.

                                   ARTICLE IX
                               RETIREMENT BENEFITS

         9.01 Normal or Late Retirement: A Participant shall be eligible for Normal Retirement on reaching his/her Normal Retirement Date. A Participant who has not become an Excluded Employee may continue in the service of the Employer as a Participant hereunder beyond his/her Normal Retirement Date. In the event such a Participant continues in the service of the Employer, he shall continue to be treated in all respects as a Participant until his/her actual retirement. When any Participant has a Termination of Employment following his/her Normal Retirement Date he shall be considered a retired Participant and he shall be entitled to receive the entire amount of his/her Accrued Benefit, distributed as set forth below.

         9.02 Disability Retirement: Upon any Participant incurring a Disability, regardless of whether he is also treated as having a Termination of Employment, he shall be considered a disabled Participant and entitled to begin receiving his/her Accrued Benefit. Such amount shall be distributed as provided in Section 9.03, or deferred until such later date as elected by the disabled Participant and then distributed as provided in Section 9.03.

         9.03 Method of Payment: Subject to the provisions of Section 9.06 and
Article XXII, upon receipt of a claim for benefits a retired or disabled Participant's Accrued Benefit shall be payable as elected by the Participant, in a single lump sum payment. The amount of the lump sum payment shall be equal to the Participant's Accrued Benefit on the date payment is made. Payment shall be made in cash only, to the extent the Participant's Accrued Benefit is attributable to the balance in the Participant's General Investments Account and in Employer Securities only, to the extent the Participant's Accrued Benefit is attributable to the balance in the Participant's Employer Securities Account.

         Except as provided in Section 9.04, no payment shall be made to a Participant prior to his/her Normal Retirement Age unless the Participant consents in writing to the payment not more than ninety (90) days prior to his/her Distribution Date.

         Not less than thirty (30) days nor more than ninety (90) days before the Distribution Date, the Plan Administrator shall notify the Participant of the terms, conditions and forms of payment available from the Plan, including a description of the election procedures under this Section and a general explanation of the financial effect on a Participant's Accrued Benefit of the election. The minimum thirty (30) day waiting period after the notification is provided until the Distribution Date may be disregarded if the Plan Administrator informs the Participant of his/her right to the full minimum thirty (30) day waiting period, and the Participant elects in writing (or by other electronic means acceptable to the Plan Administrator) to waive the minimum thirty (30) day waiting period.

         If the amount of the Vested Accrued Benefit in the Participant's Account that would be payable to a disabled or retired Participant in a lump sum is not more than Five Thousand Dollars ($5,000), without regard to whether the Vested Accrued Benefit in the Participant's Account has ever exceeded that amount at the time of any prior distribution, the benefit shall be paid as a single lump sum payment in cash as soon as administratively feasible following the end of the calendar month in which his/her Termination of Employment occurs without regard to any Participant consent requirement or the requirements of
Section 9.06. The Accrued Benefit held in the Participant's Employer Securities Account shall be valued as of the most recent preceding Valuation Date.

         If the Participant dies prior to the complete distribution of the Participant's Accrued Benefit to him, then the Plan Administrator, upon notice of the Participant's death, shall direct the Trustee to make payment in accordance with the provisions of Article X.

         9.04 Time of Payment: Payment of the portion of the retired or disabled Participant's Accrued Benefit held in his/her General Investments Account shall commence as soon as administratively feasible following the end of the calendar month in which a claim for benefits is submitted to the Plan Administrator. Payment of the portion of the Accrued Benefit held in the Participant's Employer Securities Account shall commence as soon as administratively feasible after the next Valuation Date that follows the date the claim for benefits is submitted to the Plan Administrator. A Participant may elect to delay distribution of his/her Accrued Benefit held in his/her General Investments Account until distribution of the amounts in his/her Employer Securities Account. Unless a Participant elects otherwise (and failure to submit a claim for benefits shall be deemed such an election) payment of benefits under this Plan will commence not later than sixty (60) days after the close of the Plan Year in which the latest of the following events occurs:

         (a) The attainment by the Participant of Age sixty-five (65) or, if earlier, his/her Normal Retirement Age; or

         (b)      The tenth (10th) anniversary of the Participant's Entry Date;
                  or

         (c) The date the Participant terminates employment with the Employer.

         If the amount of the payment required to commence on the date determined above cannot be ascertained by such date, or if it is not possible to make such payment on such date because the Plan Administrator has been unable to locate the Participant after making reasonable efforts to do so, a payment retroactive to such date may be made no later than sixty (60) days after the earliest date on which the amount of such payment can be ascertained or the date the Participant is located, whichever is applicable.

         9.05 Minimum Distribution Requirements: This Section 9.05 and Section
10.04 shall take precedence over any inconsistent provisions of this Plan. All distributions required to be made under this Section 9.05 (life distributions) or under Section 10.04 (death distributions) will be determined and made in accordance with the Treasury regulations under Code ss.401(a)(9).

         (a) Effective Date. This Section and Section 10.04 (as amended herein) will apply for purposes of determining required minimum distributions for all calendar years beginning with the 2003 calendar year. Required minimum distributions for the 2002 calendar year under this Section and Section 10.04 will be determined as follows. If the total amount of 2002 required minimum distributions under the Plan made to a Participant or Beneficiary prior to the effective date of this Section equals or exceeds the required minimum distributions determined under this Section, then no additional distributions will be required to be made for the 2002 calendar year on or after such date to the Participant or Beneficiary. If the total amount of the 2002 calendar year required minimum distributions under the Plan made to the Participant or Beneficiary prior to the effective date of this Section is less than the amount determined under this Section, then required minimum distributions for the 2002 calendar year on and after such date will be determined so that the total amount of required minimum distributions for the 2002 calendar year made to the Participant or Beneficiary will be the amount determined under this Section.

         (b) Time and Manner of Distribution.

                  (1) Required Beginning Date. The Participant's entire Vested Accrued Benefit will be distributed, or begin to be distributed, to the Participant no later than the participant's Required Beginning Date.

                  (2) Death of Participant Before Distributions Begin. If the Participant dies before distributions begin, the Participant's entire Vested Accrued Benefit will be distributed, or begin to be distributed, as provided in Section 10.04.

                  (3) Forms of Distribution. Unless the participant's interest has been distributed in the form of a single sum on or before the Required Beginning Date, as of the first Distribution Calendar Year distributions will be made in accordance with Section 9.05(c).

         (c)      Required Minimum Distributions During Participant's Lifetime

                  (1) Amount of Required Minimum Distribution For Each Distribution Calendar Year. During the participant's lifetime, the minimum amount that will be distributed for each Distribution Calendar Year is the lesser of:

                           (i) the quotient obtained by dividing the Participant's Account Balance by the distribution period in the Uniform Lifetime Table set forth in Treas. Reg. Section 1.401(a)(9)-9, using the Participant's Age as of the Participant's birthday in the Distribution Calendar Year; or

                           (ii) if the Participant's sole Designated Beneficiary for the Distribution Calendar Year is the Participant's spouse, the quotient obtained by dividing the Participant's Account Balance by the number in the Joint and Last Survivor Table set forth in Treas. Reg. Section 1.401(a)(9)- 9, using the Participant's and spouse's attained ages as of the participant's and spouse's birthdays in the Distribution Calendar Year.

                  (2) Lifetime Required Minimum Distributions Continue Through Year of Participant's Death. Required minimum distributions will be determined under this Section 9.05(c) beginning with the first Distribution Calendar Year and up to and including the Distribution Calendar Year that includes the Participant's date of death.

         (d) Definitions. For purposes of this Section 9.05 and Article X the following definitions shall apply.

                  (1) "Designated Beneficiary" shall mean the individual who is designated as the Beneficiary under Section
                           10.02 of the Plan and is the Designated Beneficiary under Code ss.401(a)(9) Treas. Reg. Section 1.401(a)(9)-1, Q&A-4.

                  (2) "Distribution Calendar Year" shall mean a calendar year for which a minimum distribution is required. For distributions beginning before the Participant's death, the first Distribution Calendar Year is the calendar year immediately preceding the calendar year that contains the Participant's Required Beginning Date. For distributions beginning after the Participant's death, the first Distribution Calendar Year is the calendar year in which distributions are required to begin under Section
                           10.04. The required minimum distribution for the Participant's first Distribution Calendar Year will be made on or before the Participant's Required Beginning Date. The required minimum distribution for other Distribution Calendar Years, including the required minimum distribution for the Distribution Calendar Year in which the Participant's Required Beginning Date occurs, will be made on or before December 31 of that Distribution Calendar Year.

                  (3) "Life Expectancy" shall mean Life Expectancy as computed by use of the Single Life Table in Treas. Reg.ss.1.401(a)(9)-9.

                  (4) "Participant's Account Balance" shall mean the balance in the Participant's Account as of the last valuation date in the calendar year immediately preceding the Distribution Calendar Year (valuation calendar year) increased by the amount of any contributions made and allocated or forfeitures allocated to the account balance as of dates in the valuation calendar year after the valuation date and decreased by distributions made in the valuation calendar year after the valuation date. The account balance for the valuation calendar year includes any amounts rolled over or transferred to the plan either in the valuation calendar year or in the Distribution Calendar Year if distributed or transferred in the valuation calendar year.

                  (5) "Required Beginning Date" shall mean, if a Participant is a more than five percent (5%) owner in the Plan Year ending in or with the calendar year in which the Participant attains Age 70 1/2, April 1st following that calendar year. For any other Participant the Required Beginning Date is April 1st following the close of the calendar year in which the Participant attains Age 70 1/2, or, if later, April 1st following the close of the calendar year in which the Participant has a Termination of Employment.

                  (6) "Five percent (5%) owner" shall have the meaning set forth in Reg. ss.1.401(a)(9)-1, Q&A-2(c).

         (e) Form of Benefit Payment. If payment of the Participant's Accrued Benefit commences under this Section 9.05, it shall be distributed to the Participant (consistent with the Participant's election and the requirements of Section 9.03):

                  (1) In the form of a cash lump sum payment of the Participant's entire Accrued Benefit; or

                  (2) In the form of minimum annual cash installment payments over a period not extending beyond the life expectancy of the Participant, or the joint life expectancy of the Participant and his/her Designated Beneficiary.

                  If the Participant fails to elect a form of payment, the Plan shall distribute the Participant's benefit in annual installments, commencing no later than the Required Beginning Date, with each subsequent installment payment to be made not later than each December 31 thereafter.

         (f) Redetermination of Life Expectancy. For purposes of determining the amount of any minimum annual cash installment payments whenever the Participant's Designated Beneficiary is his/her spouse, the life expectancy of the Participant and his/her

                  Designated Beneficiary spouse shall be redetermined annually, unless otherwise elected by the Participant. If the Participant's Designated beneficiary is not his/her spouse, redetermination of life expectancy shall not apply. Notwithstanding the above, any distribution required under the incidental death benefit requirements of Code ss.401(a) shall be treated as a required distribution.

         9.06 Qualified Joint and Survivor Annuity: Effective for all distributions commencing after December 31, 2001, (provided notice has been delivered to all Participants as required in DOL Reg. ss.2520.104b-3), this Section shall apply only to a Participant or Inactive Participant with respect to whom this Plan holds Transferred Benefits that were directly or indirectly transferred from a defined benefit pension plan, money purchase pension plan, or other qualified plan to which Code ss.401(a)(11)(B)(iii) applies. Furthermore, this Section shall only apply to that portion of the Participant's Transferred Benefits attributable to such transfer (the "Annuity Eligible Accrued Benefits"). Prior to January 1, 2004, this Section shall apply as provided in the Prior Plan.

         (a) Qualified Joint and Survivor Annuity: A Participant or Former Participant shall receive his/her Annuity Eligible Accrued Benefits in the form of an Qualified Joint and Survivor Annuity, unless he elects otherwise as provided in subsection
                  (b) below. The Qualified Joint and Survivor Annuity is an immediate annuity providing monthly payments for the life of the Participant with, if the Participant is married on the Distribution Date, a survivor annuity providing monthly payments for the life of the Participant's surviving spouse (terminating with the last payment due prior to her death) equal to fifty percent (50%) of the monthly payment amount during the joint lives of the Participant and his/her spouse. The monthly payment amount of the Qualified Joint and Survivor Annuity shall be that amount that can be purchased from an Insurer with the Annuity Eligible Accrued Benefits of the Participant as of the Distribution Date.

                  The Qualified Joint and Survivor Annuity for a Participant or Former Participant who is not married on his/her Distribution Date shall be a life annuity that provides monthly payments for the life of the Participant and terminates with the last payment due prior to his/her death. The annuity shall be purchased from an Insurer in an amount that can be provided by the Participant's Annuity Eligible Accrued Benefits.

         (b) Notice and Election of Form of Retirement Benefit: Each Participant or Inactive Participant with an Annuity Eligible Accrued Benefit shall be provided a written notification by the Plan Administrator. The notification shall be in non-technical language and shall include:

                  (1) A general description or explanation of the terms and conditions of the Qualified Joint and Survivor Annuity;

                  (2) The circumstances in which it will be provided unless the Participant elects otherwise;

                  (3) The Participant's right to make, and the effect of, an election to waive the Qualified Joint and Survivor Annuity form of benefit;

                  (4) The rights of the Participant's spouse under subsection (c);

                  (5) The right to make, and the effect of, a revocation of an election to waive the Qualified Joint and Survivor Annuity form of benefit;

                  (6) A general explanation of the relative financial effect of the election on a Participant's benefits; and

                  (7) A general explanation of the eligibility conditions and other material features of the optional forms of retirement benefit and sufficient additional information to explain the relative values of the optional forms of retirement benefit.

                  The notification shall also inform the Participant that a specific written explanation in non-technical language of the terms and conditions of the Qualified Joint and Survivor Annuity and the financial effect upon the particular Participant's benefits of making an election against the Qualified Joint and Survivor Annuity is available upon written request by the Participant. The notification shall be provided not less than thirty (30) days nor more than ninety (90) days before the Distribution Date. If the Participant requests a specific written explanation, the explanation shall be provided within thirty (30) days of the Participant's request. The Plan Administrator need not comply with more than one such request made by a particular Participant.

                  During the Joint and Survivor Election Period, as hereinafter defined, a Participant eligible to make the election to waive the Qualified Joint and Survivor Annuity of subsection (a) shall be eligible to elect to receive his/her benefits as provided in Section 9.03. The election shall be in writing and may be revoked at any time during the Joint and Survivor Election Period. New elections and revocations may be made any number of times during the Joint and Survivor Election Period after a previous election or revocation. For purposes of this paragraph, the term "Joint and Survivor Election Period" shall mean the ninety (90) day period ending on the Distribution Date.

         (c) Consent of Spouse: Notwithstanding any other provision of this Article, any election by a Participant or Inactive Participant to waive the Qualified Joint and Survivor Annuity pursuant to subsection (b) shall not be given effect unless:

                  (1) The spouse of the Participant consents in writing to such election;

                  (2) The spouse acknowledges the form of benefit payment elected by the Participant and, if applicable, the Beneficiary designated by the Participant, or the spouse relinquishes the right to specify the form of benefit payment and name the Beneficiary; and the spouse's consent acknowledges the effect of such election and is witnessed by the Plan Administrator (or representative thereof) or a notary public;

                  (3) It is established to the satisfaction of the Plan Administrator that the consent required under (1) above may not be obtained because there is no spouse, because the spouse cannot be located, or because of such other circumstances as the Secretary of the Treasury may by Regulation prescribe; or

                  (4) The lump sum benefit otherwise payable to the Participant is less than Three Thousand Five Hundred Dollars ($3,500) and a lump sum payment will be made pursuant to Section 9.03.

                  A waiver of the Qualified Joint and Survivor Annuity made pursuant to subsection (b) shall be automatically revoked upon the marriage of the Participant, prior to his/her Distribution Date, to a person who has not consented to the waiver pursuant to subsection (1) above or from whom consent was not required by reason of subsection (2) above; or upon a change in the form of benefit payment or in the Beneficiary designated by the Participant pursuant to subsection (1)(ii) above, unless the spouse has relinquished the right to specify the form of benefit payment and to name the Beneficiary.

                  If the requirements of the preceding paragraphs are not satisfied, the Participant shall receive his/her Annuity Eligible Accrued Benefit in the form of the Qualified Joint and Survivor Annuity.

         9.07 Distribution of Employer Securities:

         (a) So long as the Plan holds Employer Securities that are not issued by an FX Employer that is an electing corporation under sub-chapter S of the Code, then to the extent the Participant's Account is invested in such Employer Securities distributions of benefits from the Plan shall be made in those Employer Securities, valued at fair market value at the time of distribution. Any fractional security share to which a Participant or his/her Beneficiary is entitled shall be paid in cash.

         (b) If the Employer's charter or bylaws restrict ownership of substantially all shares of Employer Securities to Employees or to the Trust, then distribution of the Participant's Accrued Benefit attributable to his/her Employer Securities Account shall be made entirely in cash.

         9.09 Distribution of Transferred Benefits: To the extent not already provided under the terms of this Plan, and notwithstanding any other provisions to the contrary, this Plan guarantees to each Participant whose Account includes Transferred Benefits the right to receive all Transferred Benefits in any optional form of benefit (including time, manner and method of distribution) protected under IRC ss.411(d)(6). The extent and nature of the optional forms of benefits so protected shall be determined by reference to the Predecessor Plan(s). Effective for Plan Years commencing after December 31, 2002, (or if sooner, ninety (90) days after notice is given to all Plan Participants that satisfies DOL Reg. ss.2520.104b-3) no optional forms of benefit, except those required under Section 9.06 and those set forth in Section 9.03 shall be available under the Plan.

                                    ARTICLE X
                                 DEATH BENEFITS

         10.01 Death Benefits Payable: If a Participant who has not received a distribution of his/her entire Vested Interest dies, whether before or after his/her Distribution Date, the death benefit payable to the Beneficiary, Contingent Beneficiary or estate (as the case may be) of the Participant shall be all amounts credited (or to be credited) to his/her Accounts then held by the Trustee for the Participant's benefit, without regard to the Participant's Vested Percentage and that have yet to be distributed. If an Inactive Participant who has not received a distribution of his/her entire Vested Interest dies, whether before or after his/her Distribution Date, the death benefit payable to the Beneficiary, Contingent Beneficiary or estate (as the case may be) of the Inactive Participant shall be the remaining Vested Interest in the Inactive Participant's Accounts then held by the Trustee for the Inactive Participant's benefit.

         10.02 Designation of Beneficiary: Each Participant or Inactive Participant shall be given the opportunity to designate a Beneficiary and Contingent Beneficiary and from time to time the Participant or Inactive Participant may file with the Plan Administrator a new or revised designation, provided that his/her spouse shall be his/her Beneficiary unless his/her spouse has consented in writing to the designation of a Beneficiary other than his/her spouse or it is established to the satisfaction of the Plan Administrator that the consent of the spouse may not be obtained because there is no spouse, the spouse cannot be located or because of such other circumstances as may be set forth in Regulations issued pursuant to Code ss.417(a)(2)(B). The change in marital status of a Participant from married to unmarried or vice versa shall void any outstanding beneficiary designation and require the completion and execution of a new beneficiary designation consistent with the provisions of this Section. Each Participant or Inactive Participant may also designate any form of payment available under Section 9.03 to the Beneficiary or Contingent Beneficiary. A Participant shall not be permitted to designate the form of payment on any beneficiary designation amended or executed after the Effective Date. Beneficiary designations shall be completed in the manner approved by the Plan Administrator or set forth in writing on a form provided by the Plan Administrator.

         If upon the Participant's death his/her designated Beneficiary does not survive him, the Contingent Beneficiary shall become the Beneficiary and any death benefits shall be paid to him or her. If a deceased Participant is not survived by a designated Beneficiary or Contingent Beneficiary, or if no Beneficiary was designated, the benefits shall be paid to the Participant's surviving spouse or if there is no surviving spouse, then to the executor or administrator of the Participant's estate. For purposes of determining the right of a Beneficiary, Contingent Beneficiary or surviving spouse to receive a benefit on account of the death of a Participant, he or she shall not be deemed to have survived the Participant unless he or she shall survive the Participant by at least thirty (30) days.

         If the Beneficiary, Contingent Beneficiary or surviving spouse survives the Participant and is entitled to receive benefits under this Section 10.02, but dies prior to receiving the entire death benefit payable to him or her, the remaining portion of the death benefit shall be paid to the person's named beneficiary or, if none, to the person's estate subject to the right of commutation.

         10.03 Death Benefit Payment Procedure: Upon receipt of a claim for benefits, the Participant's death benefit shall be paid by the Trustee to the Beneficiary designated by the Participant pursuant to Section 10.02. The Beneficiary of a Participant may elect to receive any death benefits payable hereunder in any Optional Form of Payment provided in Article IX other than a Joint and Survivor Annuity. Until such time as distribution is made to the Beneficiary the

Participant's Account shall be held in the Plan, subject to all investment directions of the Beneficiary as though he or she were the Participant. The Beneficiary's election to receive distribution shall be made in the same manner provided under Articles IX and XI for distribution to Participants. If the Beneficiary fails to elect a form of payment, then subject to the small benefit distribution rules in the next paragraph, the Plan shall distribute the death benefit in annual installments, commencing no later than December 31 of the Plan Year following the Plan Year of the Participant's death, with each subsequent installment payment to be made no later than each December 31 thereafter.

         If the lump sum benefit otherwise payable to the Beneficiary is not more than Five Thousand Dollars ($5,000.00), and payment of benefits to the deceased Participant has not previously commenced, the benefit shall be paid as a single lump sum payment. Payment of any death benefits under this paragraph shall commence, unless otherwise designated by the Participant or elected by the Beneficiary, as soon as administratively feasible following the Participant's date of death and the end of the calendar month in which the Plan Administrator receives a claim for benefits. However, if the amount of the benefit required to paid on the date determined above cannot be ascertained by that date, or if it is not possible to make the payment on that date because the Plan Administrator has been unable to ascertain or locate the Beneficiary after making reasonable efforts to do so, a payment retroactive to that date may be made as soon as administratively feasible after the earliest date on which the Beneficiary or amount of the payment can be ascertained or the date the Beneficiary is located, whichever is applicable

         10.04 Required Distributions Upon Death: Notwithstanding any other provisions of this Plan, payment of death benefits shall be subject to the following rules:

         (a) Death of Participant Before Distributions Begin. If the Participant dies before distributions begin, the Participant's entire Vested Accrued Benefit will be distributed, or begin to be distributed no later than as follows:

                  (1) If the Participant's surviving spouse is the Participant's sole Designated Beneficiary, then unless otherwise provided herein, distributions to the surviving spouse will begin by December 31 of the calendar year immediately following the calendar year in which the Participant died, or by December 31 of the calendar year in which the Participant would have attained Age 70 1/2, if later.

                  (2) If the Participant's surviving spouse is not the Participant's sole Designated Beneficiary, then except as otherwise provided herein, distributions to the Designated Beneficiary will begin by December 31 of the calendar year immediately following the calendar year in which the Participant died.

                  (3) If there is no Designated Beneficiary as of September 30 of the year following the year of the Participant's death, the Participant's entire Vested Accrued Benefit will be distributed by December 31 of the calendar year containing the fifth anniversary of the Participant's death.

                  (4) If the Participant's surviving spouse is the Participant's sole Designated Beneficiary and the surviving spouse dies after the Participant but before distributions to the surviving spouse begin, this Section 10.04(a), other than subsection (a)(1), will apply as if the surviving spouse were the Participant.

                  For purposes of this Section 10.04(a) and Sections 10.04(e)and
                  (f), unless Section 10.04(a)(4) applies, distributions are considered to begin on the participant's Required Beginning Date. If Section 10.04(a)(4) applies, distributions are considered to begin on the date distributions are required to begin to the surviving spouse under Section 10.04(a)(1).

         (b) Forms of Distribution. Unless the participant's interest has been distributed in the form of a single sum on or before the Required Beginning Date, as of the first Distribution Calendar Year distributions will be made in accordance with Sections 10.04(e) and (f).

         (c) Beneficiaries' Election of Five Year Rule. Beneficiaries may elect on an individual basis whether the five year rule or the Life Expectancy rule in Sections 10.04(a) and (f) applies to distributions after the death of a Participant who has a Designated Beneficiary. The election must be made no later than the earlier of September 30 of the calendar year in which distribution would be required to begin under Section 10.04(a) or by September 30 of the calendar year that contains the fifth anniversary of the Participant's (or, if applicable, surviving spouse's) death. If neither the Participant nor Beneficiary makes an election under this subsection, distributions will be made in accordance with Sections 10.04(a) and (f).

         (d) Transition Rule for Designated Beneficiary Receiving Distributions Under Five Year Rule to Elect Life Expectancy Distributions. A Designated Beneficiary who is receiving payments under the five year rule may make a new election to receive payments under the Life Expectancy rule until December 31, 2003, provided that all amounts that would have been required to be distributed under the Life Expectancy rule for all Distribution Calendar Years before 2004 are distributed by the earlier of December 31, 2003, or the end of the five year period.

         (e)      Death On or After Date Distributions Begin.

                  (1) Participant Survived by Designated Beneficiary. If the Participant dies on or after the date distributions begin and there is a Designated Beneficiary, the minimum amount that will be distributed for each Distribution Calendar Year after the year of the Participant's death is the quotient obtained by dividing the Participant's Account Balance by the longer of the remaining Life Expectancy of the Participant or the remaining Life Expectancy of the Participant's Designated Beneficiary, determined as follows:

                           (i) The Participant's remaining Life Expectancy is calculated using the Age of the Participant in the year of death, reduced by one for each subsequent year.

                           (ii) If the Participant's surviving spouse is the Participant's sole Designated Beneficiary, the remaining Life Expectancy of the surviving spouse is calculated for each Distribution Calendar Year after the year of the Participant's death using the surviving spouse's Age as of the spouse's birthday in that year. For Distribution Calendar Years after the year of the surviving spouse's death, the remaining Life Expectancy of the surviving spouse is calculated using the Age of the surviving spouse as of the spouse's birthday in the calendar year of the spouse's death, reduced by one for each subsequent calendar year.

                           (iii) If the Participant's surviving spouse is not the Participant's sole Designated Beneficiary, the Designated Beneficiary's remaining Life Expectancy is calculated using the Age of the Beneficiary in the year following the year of the Participant's death, reduced by one for each subsequent year.

                  (2) No Designated Beneficiary. If the Participant dies on or after the date distributions begin and there is no Designated Beneficiary as of September 30 of the year after the year of the Participant's death, the minimum amount that will be distributed for each Distribution Calendar Year after the year of the Participant's death is the quotient obtained by dividing the Participant's Account Balance by the Participant's remaining Life Expectancy calculated using the Age of the Participant in the year of death, reduced by one for each subsequent year.

         (f) Death Before Date Distributions Begin.

                  (1) Participant Survived by Designated Beneficiary. If the Participant dies before the date distributions begin and there is a Designated Beneficiary, the minimum amount that will be distributed for each Distribution Calendar Year after the year of the Participant's death is the quotient obtained by dividing the Participant's Account Balance by the remaining Life Expectancy of the Participant's Designated Beneficiary, determined as provided in
                           Section 10.04(e).

                  (2) No Designated Beneficiary. If the Participant dies before the date distributions begin and there is no Designated Beneficiary as of September 30 of the year following the year of the Participant's death, distribution of the Participant's entire interest will be completed by December 31 of the calendar year containing the fifth anniversary of the Participant's death.

                  (3) Death of Surviving Spouse Before Distributions to Surviving Spouse Are Required to Begin. If the Participant dies before the date distributions begin, the Participant's surviving spouse is the Participant's sole Designated Beneficiary, and the surviving spouse dies before distributions are required to begin to the surviving spouse under
                           Section 10.04 (a)(1), this Section 10.04(f) will apply as if the surviving spouse were the Participant.

         10.05 Qualified Pre-retirement Survivor Annuity and Related Matters:
Effective for all distributions commencing after December 31, 2001, (provided notice has been delivered to all Participants and Beneficiaries as required in DOL Reg. ss.2520.104b-3) this Section shall apply only to a Participant or Inactive Participant with respect to whom this Plan holds Transferred Benefits that were directly or indirectly transferred from a defined benefit pension plan, money purchase pension plan, or other qualified plan to which Code ss.401(a)(11)(B)(iii) applies. Furthermore, this Section shall only apply to that portion of the Participant's Transferred Benefits attributable to such transfer ("Annuity Eligible Accrued Benefits"). Prior to January 1, 2004, this Section shall apply as provided in the prior Plan.

         If a Participant or Inactive Participant dies prior to his/her Distribution Date and is survived by a spouse, a Qualified Pre-retirement Survivor Annuity shall be paid to the surviving spouse except as otherwise provided by the following provisions. A Qualified Pre-retirement Survivor Annuity is an immediate annuity payable to the Participant for the life of the spouse in monthly amounts equal to the monthly amount that can be purchased from an insurer with fifty percent (50%) of the Annuity Eligible Accrued Benefits of the Participant as of the date of his/her death.

         (a) A Participant may elect to waive the Qualified Pre-retirement Survivor Annuity provided under this Section during the election period described in subsection (d). The waiver may be revoked by the Participant during the election period by filing with the Plan Administrator on a form approved by the Plan Administrator an executed revocation of such waiver. Following revocation a Participant may again waive the Qualified Pre-retirement Survivor Annuity and subsequently revoke the waiver any number of times during the election period.

         (b) A waiver pursuant to subsection (a) shall not be effective unless:

                  (1) The spouse, to whom the Participant is married at the time such waiver is executed, consents in writing to such waiver;

                  (2) The spouse acknowledges the form of the death benefit payable in lieu of the Qualified Pre-retirement Survivor Annuity and the Beneficiary designated by the Participant, or the spouse relinquishes the right to specify the form of the death benefit and name the Beneficiary; and

                  (3) The consent acknowledges the effect of the waiver and is witnessed by the Plan Administrator (or representative thereof) or a notary public; or

                  (4) It is established to the satisfaction of the Plan Administrator that the consent of the spouse required by this Section may not be obtained because there is no spouse, the spouse cannot be located or because of such other circumstances as may be set forth in Regulations issued pursuant to Section 417(a)(2)(B) of the Code; and

                  (3) The waiver is made on a form approved by the Plan Administrator and executed by the Participant and, if required, the spouse of the Participant.

         (c) A waiver made pursuant to subsection (a) shall be automatically revoked:

                  (1) Upon the marriage of the Participant to a person who has not consented to the waiver pursuant to subsection (b)(1) or from whom consent was not required by reason of subsection (b)(2); or

                  (2) Upon a change in the form of the death benefit or in the Beneficiary designated by the Participant, unless the spouse has relinquished the right to specify the form of the death benefit and to name the Beneficiary.

         (d) The election period shall begin on the first day of the Plan Year in which the Participant attains Age thirty-five (35) and shall end on the date such Participant dies. Notwithstanding the foregoing, in the case of a Participant who incurs a Termination of Employment before the Participant attains Age thirty-five (35), the election period shall begin on the date of Termination of Employment and shall end on the date the Participant dies.

         (e) Notwithstanding anything in this Section to the contrary, an election to waive the Qualified Pre-retirement Survivor Annuity made by a Participant before the first day of the Plan Year in which he attains Age thirty-five (35) shall only be effective until the first day of the Plan Year in which he attains Age thirty-five (35), at which time such election shall be automatically revoked.

         (f) The Plan Administrator shall provide to each Participant within the period beginning on the first day of the Plan Year in which the Participant attains Age thirty-two (32), but not earlier than the first day of the one-year period ending on the date he becomes a Participant, and ending on the last day of the Plan Year preceding the Plan Year in which the Participant attains Age thirty-five (35), but not earlier than the last day of the one-year period beginning on the date he becomes a Participant, a written explanation of the Qualified Pre-retirement Survivor Annuity containing the following:

                  (1) The terms and conditions of the Qualified Pre-retirement Survivor Annuity;

                  (2) The Participant's right to make, and the effect of, an election to waive the Qualified Pre-retirement Survivor Annuity;

                  (3) The rights of the Participant's spouse under subsection (b)(1); and

                  (4) The right of the Participant to make, and the effect of, a revocation of an election pursuant to subsection (a).

                  The Plan Administrator shall also provide an explanation to each Participant who incurs a separation from service prior to receiving the explanation no later than the earlier of the end of the one-year period beginning on the date of his/her separation from service or the end of the period described above.

         (g) Notwithstanding anything herein to the contrary, a surviving spouse entitled to a benefit under this Section, may elect to receive payment of the Qualified Pre- retirement Survivor Annuity in a lump sum or any other form of payment permitted under Section 10.04. Upon request, the Plan Administrator shall furnish the spouse with an explanation of the Qualified Pre-retirement Survivor Annuity and with information concerning the financial effect of receiving benefits in any form selected. An election under this subsection must be filed with the Plan Administrator before benefit payments commence, unless the Plan Administrator determines otherwise.

         (h) Notwithstanding anything herein to the contrary, a surviving spouse may delay the commencement of benefit payments pursuant hereto, provided such delay satisfies the requirement of
                  Article IX by deeming the surviving spouse to be the Participant.

         (i) If the lump sum amount of the Qualified Pre-retirement Survivor Annuity otherwise payable to the surviving spouse is less than Three Thousand Five Hundred Dollars ($3,500), such benefit shall be paid as a single lump sum payment.

         10.06 Optional Forms of Benefit Guaranteed: To the extent not already provided under the terms of this Plan, and notwithstanding any other provisions to the contrary, this Plan guarantees to the Beneficiaries of each Participant whose Account includes Transferred Benefits the right to receive all Transferred Benefits in any optional form of benefit (including time, manner and method of distribution) protected under IRC S 411(d)(6). The extent and nature of the optional forms of benefits so protected shall be determined by reference to the Predecessor Plan(s). Effective for Plan Years commencing after December 31, 2002, (or if sooner, ninety (90) days after notice is given to all Plan Participants that satisfies DOL Reg. ss.2520.104b-3) no optional forms of benefit, except those required under Section 9.06 and those set forth in Section
9.03 shall be available under the Plan.

                                   ARTICLE XI
                  BENEFITS UPON OTHER TERMINATION OF EMPLOYMENT


         11.01 Vested Amounts: Upon attainment of his/her Normal Retirement Age or the occurrence of death or Disability while employed by an FX Employer, a Participant shall be one hundred percent (100%) vested in his/her Accrued Benefit. Prior to the occurrence of any of the events described above a Participant shall have a Vested Interest in his/her Accrued Benefit equal to the sum of the following:

         (a) One hundred percent (100%) of the balances in his/her Participant Elective Deferral Account and Participant Rollover Account, if any, as adjusted for any contributions or distributions since the preceding Valuation Date; and

         (b) his/her vested percentage of the balance in his/her Employer Matching Contribution Account and Employer Profit-Sharing Contribution Account, as adjusted for any contributions or distributions since the preceding Valuation Date, according to the Participant's Years of Vesting Service, and consistent with the following schedule:

                                                              Percent of Vested
                           Years of Vesting Service            Accrued Benefit
                           ------------------------            ---------------

                           Less than three (3) years                   none
                           At least three (3) or more years            100%

         (c) A Participant's Predecessor Plan Account (if any) shall be vested pursuant to the vesting rules set forth in the Predecessor Plan Account.

         Effective January 1, 2005, a Participant shall be one hundred percent (100%) vested in the balance in his/her Matching Contribution Account which has been allocated to his/her Matching Contribution Account on account of Participant Elective Deferrals made after December 31, 2004, and shall be vested in a percentage of the balance in his/her Profit-Sharing Contribution Account attributable to Profit Sharing Contributions made to the Plan after January 1, 2004, according to the Participant's Years of Vesting Service, and consistent with the following schedule:

                                                        Percent of Vested
         Years of Vesting Service                        Accrued Benefit
         ------------------------                        ---------------

         Less than one (1) year                                none
         At least one (1) year                                33 1/3%
         At least two (2) years                               66 2/3%
         At least three (3) or more years                      100%

         The percentage of his/her Accrued Benefit attributable to the Participant's Employer Contribution Accounts in which he is not vested shall be forfeited by him as provided in Section 11.06.

         11.02 Distribution of Vested Interest: Subject to the provisions of
Section 9.06 and Article XXII, a Participant who incurs a Termination of Employment for any reason other than retirement or death shall receive a single lump sum payment equal to the Participant's Vested Interest as of the date payment is made. The amount of the lump sum payment shall be equal to the

Participant's Vested Interest on the date payment is made. Payment shall be made in cash only, to the extent the Participant's Vested Interest is attributable to the balance in the Participant's General Investments Account and in Employer Securities to the extent the Participant's Vested Interest is attributable to the balance in the Participant's Employer Securities Account.

         If a Participant elects a deferred payment, then payment of the Participant's Vested Accrued Benefit shall be deferred to the subsequent date elected by the Participant, which may be no later than the latest date permitted under Section 9.05, or (if no election is made) to the earliest date permitted under Section 9.04, as though the Participant had then retired. Distribution shall be in accordance with the provisions of Section 9.03.

         If the lump sum amount that would be payable to the terminated Participant is not more than Five Thousand Dollars ($5,000), without regard to whether the Vested Accrued Benefit in the Participant's Account has ever exceeded that amount at the time of any prior distribution, the benefit shall be paid as a single lump sum payment in cash as soon as administratively feasible following the end of the calendar month in which his/her Termination of Employment occurs without regard to any Participant consent requirement or the requirements of Section 9.06. For this purpose the Vested Accrued Benefit held in the Participant's Employer Securities Account shall be valued as of the most recent preceding Valuation Date.

         If the Participant elects distribution following Termination of Employment, payment shall commence after the later of the date on which the Participant makes the distribution request (by filing a claim for benefits) or terminates employment, according to the following rules:

         (a) Payment of the portion of the Participant's Vested Interest held in his/her General Investments Account shall commence as soon as administratively feasible following the end of the calendar month in which the claim for benefits is submitted or the termination occurs.

         (b) Payment of the portion of the Participant's Vested Interest held in the Participant's Employer Securities Account shall commence as soon as administratively feasible after the next Valuation Date that follows the date the claim for benefits is submitted or the termination occurs.

         (c) A Participant may elect to delay distribution of his/her Vested Interest held in his/her General Investments Account until distribution of the amounts in his/her Employer Securities Account.

         If an Inactive Participant dies or incurs a Disability before his/her Normal Retirement Date, the Plan Administrator, upon notice of the death or Disability, shall direct the Trustee to make payment of the Participant's Vested Interest to him (or to his/her Beneficiary if the Participant is deceased) in accordance with the provisions of Article X in the case of death, or Section
9.02 in the case of Disability.

         Notwithstanding the above, if a terminated Participant is re-employed by the Employer prior to distribution of his/her Vested Interest, then no distribution shall be made until his/her employment is again terminated or until the occurrence of another event permitting distribution under the terms of the Plan.

         11.03 Eligible Rollover Distributions: Notwithstanding any provision of this Plan to the contrary, a Distributee may elect, at the time and in the manner prescribed by the Plan Administrator,

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

to have any portion of an Eligible Rollover Distribution paid directly to an Eligible Retirement Plan specified by the Distributee in a Direct Rollover. For purposes of this Section 11.03 the following definitions shall apply:

         (a) "Eligible Rollover Distribution" shall mean any distribution of all or any portion of the balance to the credit in the Account of the Distributee, except that an Eligible Rollover Distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the Distributee and the Distributee's designated beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under Code ss.401(a)(9), and the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to Employer Securities). Effective January 1, 2000, an Eligible Rollover Distribution shall not include any hardship withdrawal as defined in Code ss.401(k)(2)(B)(i)(IV) or permitted under Section 8.01(c) that is attributable to the Participant's Elective Deferrals as defined under Reg. ss.1.401(k)-1(d)(2)(ii).

                  Effective for distributions made after December 31, 2001, any amount that is distributed on account of hardship (without regard to whether the hardship withdrawal is attributable to Elective Deferrals) shall not be an eligible rollover distribution and the Distributee may not elect to have any portion of such a distribution paid directly to an eligible retirement plan. A portion of a distribution shall not fail to be an eligible rollover distribution merely because the portion consists of Employee Voluntary Contributions that are not includable in gross income. However, such portion may be transferred only to an individual retirement account or annuity described in Code ss.ss.408(a) or (b), or to a qualified defined contribution plan described in Code ss.ss.401(a) or 403(a) that agrees to account separately for amounts so transferred, including separately accounting for the portion of the distribution that is includable in gross income and the portion of the distribution that is not so includable.

         (b) "Eligible Retirement Plan" shall mean an individual retirement account described in Code ss.408(a), an individual retirement annuity described in Code ss.408(b), an annuity plan described in Code ss.403(a), or a qualified trust described in Code ss.401(a), that accepts the Distributee's Eligible Rollover Distribution. However, in the case of an Eligible Rollover Distribution to the surviving spouse, an Eligible Retirement Plan is an individual retirement account or individual retirement annuity.

                  Effective for distributions made after December 31, 2001, an eligible retirement plan shall also mean an annuity contract described in Code ss.403(b) and an eligible plan under Code ss.457(b) that is maintained by a state, political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state and which agrees to separately account for amounts transferred into such plan from this Plan. The definition of eligible retirement plan shall also apply in the case of a distribution to a surviving spouse, or to a spouse or former spouse who is the alternate payee under a qualified domestic relation order, as defined in Code ss.414(p).

         (c) "Distributee" shall mean an Employee or former Employee. In addition, the Employee's or former Employee's surviving spouse and the Employee's or former Employee's spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in Code ss.414(p), are Distributees with regard to the interest of the spouse or former spouse.

         (d) "Direct Rollover" shall mean a payment by the Plan to the Eligible Retirement Plan specified by the Distributee.

         11.04 Breaks in Service and Vesting: If a Participant has a One Year Break in Service, the Participant's Years of Vesting Service before the One Year Break in Service shall not be included in computing Years of Vesting Service until the Participant shall have completed one Year of Vesting Service after the One Year Break in Service. If an Employee terminated employment prior to becoming a Participant and incurred a One Year Break in Service, or if a Participant did not have any Vested Interest derived from Employer contributions prior to a One Year Break in Service, Years of Vesting Service before a One Year Break in Service shall not be included in Years of Vesting Service calculated after the Participant's One Year Break in Service if the number of consecutive One Year Breaks in Service equals or exceeds the greater of five (5) or the aggregate number of such Years of Vesting Service before the One Year Break in Service.

         Solely for the purpose of determining the vested percentage of a Participant's Accrued Benefit derived from Employer contributions that accrued prior to a five (5) consecutive one (1) year Break in Service period, the Plan shall disregard any Year of Service subsequent to such five (5) consecutive one
(1) year Breaks in Service period.

         If a Participant has a One Year Break in Service, and the break does not arise on account of Termination of Employment, the Participant shall not be credited with a Year of Vesting Service for that Plan Year. However, no amounts in the Participant's Accounts shall be forfeited.

         11.05 No Increase in Pre-break Vesting: For purposes of Section 11.01, Years of Vesting Service after a Termination of Employment that resulted in five
(5) consecutive One Year Breaks in Service shall not increase the vested percentage of a Participant's Account that was earned before such five (5) consecutive One Year Breaks in Service.

         11.06 Disposition of Forfeitures: Amounts forfeited by terminated Participants from their Employer Matching Contribution Accounts shall be used to reduce the Employer's contribution otherwise required pursuant to Section 5.06 and shall be allocated in the same manner as Employer Matching Contributions in accordance with Section 6.02(c). Amounts forfeited by terminated Participants from their Employer Profit Sharing Contribution Accounts shall be allocated as though additional contributions the same manner as the Employer's Profit Sharing Contribution made pursuant to Section 5.07 to Participants' Accounts as provided in Section 6.02(d). To the extent possible, the Plan Administrator must forfeit from a Participant's General Investments Account before making a forfeiture from his/her Employer Securities Account.

         Forfeiture of any non-vested interest with respect to any Participant shall occur:

         (a) In the case of a Participant who receives a lump sum distribution of his/her Vested Interest on account of Termination of Employment, on the day the Participant receives the distribution.

         (b) In the case of a Participant who has a Vested Interest derived from Employer Contributions and does not receive a distribution of such Vested Interest, on the last day of the Plan Year in which the Participant incurs five (5) consecutive One Year Breaks in Service.

         (c) In the case of a Participant who has no Vested Interest derived from Employer Contributions, on the last day of the Plan Year in which the Participant terminates employment.

         Non-vested interests of terminated Participants shall be held by the Trustee in the respective Accounts of the Participant until the date determined above and shall then be forfeited by the Participant and allocated in accordance with this Section.

         11.07 Distribution to Participants Who Are Less Than 100% Vested: In the event a Participant who is less than one hundred percent (100%) vested in his entire Account hereunder incurs a Termination of Employment and returns to the employ of the Employer after a forfeiture of his/her non-vested interest but prior to incurring five (5) consecutive One Year Breaks in Service, and prior to his/her re-employment was paid his/her Vested Interest, the non-vested portion of his/her Accrued Benefit that was forfeited by the Participant shall be disregarded in computing his/her Accrued Benefit after re-entry into the Plan, unless the Participant repays, pursuant to Section 11.08, the amounts distributed from his/her Account from which an amount was forfeited. If a Participant does repay the distribution, the balance in such Account shall be restored as provided in Section 11.09.

         In the event a Participant who had no Vested Interest in any Employer Contribution Account separated from service and returns to the employ of the Employer after a forfeiture of his/her non- vested interest but prior to incurring five (5) consecutive One Year Breaks in Service, any non-vested amounts forfeited by the Participant shall be restored, as provided in Section 11.09, to the Account from which an amount was forfeited.

         11.08 Repayment of Distribution: A Participant described in Section
11.07 who received a lump sum distribution of less than one hundred percent (100%) of his/her Accrued Benefit shall be entitled to repay the amounts distributed from all Employer Contribution Accounts. The repayment must be for the full amount distributed from all Employer Contribution Accounts and must be made not later than the earlier of:

         (a) The date on which the Participant incurs five (5) consecutive One Year Breaks in Service after the date of distribution.

         (b) The end of the five (5) year period beginning with the date the Participant is re- employed by the Employer.

         Any repayment shall not be included in applying the limitations of
Article V or Article VIII hereunder.

         11.09 Restoration of Accounts: Any amount repaid pursuant to Section
11.08 shall be credited to the Participant's Accounts for which it is repaid, with credit to be made as of the date of repayment. The Account shall also be credited with the amount previously forfeited from the Account, with credit to be made as of the last day of the Plan Year in which repayment is made.

         In the case of a Participant to whom the second paragraph of Section
11.07 applies, the Participant's Accounts from which amounts were previously forfeited shall be credited with the amount so forfeited, with credit to be made as of the last day of the Plan Year in which the Participant resumes participation in the Plan.

         Any previously forfeited amounts that are credited to Participants' Accounts pursuant to this Section shall be derived from the following sources in the following order of priority:

         (a) First, the amount, if any, to be credited to such types of Accounts for the Plan Year pursuant to Section 11.05;

         (b) Second, Employer contributions for the Plan Year, if any, that are not required to be credited to such types of Accounts for other Participants; and

         (c) Third, an additional Employer contribution for the Plan Year, regardless of whether the Employer has any Net Profits for the year.

         If for any Plan Year, the Accounts of more than one Participant are required to be restored, then restorations shall be derived from the above sources in the same proportion that the amount to be restored to each Participant bears to the total amount to be restored to all such Participants for the Plan Year. Any such amounts credited to a Participant's Accounts shall not be included in applying the limitations of Article V or Article VIII hereunder.

         11.10 Amendments to the Vesting Schedule: No amendment to the vesting schedule or provisions of Section 11.01, or to this Plan that directly or indirectly affects the computation of a Participant's Accrued Benefit, shall deprive a Participant of a vested right to the benefits accrued to the effective date of the amendment. Furthermore, if the vesting schedule or provisions of
Section 11.01 are amended, each Participant with at least three (3) Years of Vesting Service (determined as of the later of the date the amendment is adopted or the date the amendment is effective) may elect to have his/her vesting percentage computed under the Plan without regard to the amendment. The period during which the election may be made shall commence with the date the amendment is adopted and shall end on the latest of:

         (a)      Sixty (60) days after the amendment is adopted;

         (b)      Sixty (60) days after the amendment becomes effective; or

         (c) Sixty (60) days after the Participant is issued written notice of the amendment by the Employer or Plan Administrator.

In the absence of any written notice under (c) above, any Participant who has at least three (3) Years of Vesting Service (as determined above) shall at all times receive a Vested Interest under whichever vesting schedule provides the greatest Vested Interest.

                                   ARTICLE XII
                                FIDUCIARY DUTIES

         12.01 General Fiduciary Duty: A Fiduciary, whether or not a Named Fiduciary, shall discharge his/her duties solely in the interest of the Participants and their Beneficiaries hereunder. All assets of this Plan shall be devoted to the exclusive purpose of providing benefits to Participants and their Beneficiaries and defraying the reasonable expenses of administering the Plan. Each Fiduciary, whether or not a Named Fiduciary, shall discharge his/her duties with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent man acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims. Each Fiduciary shall also discharge his/her duties in a manner consistent with the documents and instruments governing the Plan to the extent such documents and instruments are consistent with law. No Fiduciary, whether or not a Named Fiduciary, shall engage in any of the prohibited transactions with disqualified persons or parties-in-interest as those terms and transactions are defined by the Code and ERISA, as passed and as it may be amended, and regulations thereunder.

         12.02 Allocation of Responsibilities: Each Named Fiduciary shall have only those duties and responsibilities expressly allocated under the terms of this Plan. No other duties or responsibilities shall be implied.

         12.03 Delegation of Responsibilities: Each Named Fiduciary may delegate the fiduciary responsibilities other than Trustee responsibilities allocated to such Fiduciary under this Plan to any person other than a Named Fiduciary. If any duties or responsibilities are delegated under this section, the person to whom the duties or responsibilities are delegated shall acknowledge the fact in writing and shall specify in writing the duties and responsibilities so delegated. All other duties and responsibilities shall be deemed not to have been delegated.

         12.04 Liability for Allocation or Delegation of Responsibilities: A Named Fiduciary shall not be liable for the acts or omissions of a person to whom responsibilities or duties are allocated or delegated in accordance with
Section 12.02 or Section 12.03 except to the extent such Named Fiduciary breaches his/her obligation under Section 12.01:

         (a)      With respect to the allocation or delegation;

         (b) With respect to establishing or implementing a procedure for allocation or delegation; or

         (c)      By continuing the allocation or delegation.

         Nothing in this section shall relieve a Fiduciary from liability incurred under Section 12.05.

         12.05 Liability for Co-Fiduciaries: In addition to the liability a Fiduciary may incur for the breach of his/her duty under Section 12.01 or 12.04, a Fiduciary shall be liable for a breach of Fiduciary duty committed by another Fiduciary in the following circumstances:

         (a) If he participates knowingly in, or knowingly undertakes to conceal, an act or omission of such other Fiduciary knowing such act or omission is a breach;

         (b) If, by his/her failure to comply with Section 12.01 he has enabled such other Fiduciary to commit a breach;

         (c) If he has knowledge of a breach by such other Fiduciary, unless he makes reasonable efforts under the circumstances to remedy the breach.

         12.06 Same Person May Serve in More than One Capacity: Nothing herein shall prevent any person from serving in more than one Fiduciary capacity.

         12.07 Indemnification: The Employer shall hold harmless and indemnify to the fullest extent permitted by ERISA each non-Trustee Fiduciary of the Plan with respect to the consequences of all actions or failures to act of the Fiduciary while carrying out his/her responsibilities under the Plan. The Employer shall further hold harmless and indemnify each Fiduciary who is subjected to any claim or action or who is made a party in any threatened, pending or completed proceeding, including, without limitation, any proceeding brought by or in the name of the Plan or by any participant thereof or by any governmental agency. The Employer's indemnification shall include any and all expenses (including attorney's and/or consultant's fees), costs, damages, judgments, fines, interest, penalties (including any that may be imposed under ERISA ss.502(l)) and/or amounts paid in settlement and that are actually and reasonably incurred by a Fiduciary in connection with the investigation, defense, settlement, preparation for trial, trial, or appeal of any proceeding, claim or action. Notwithstanding the foregoing, the Employer shall not be obligated to hold harmless or indemnify a Fiduciary of the Plan if indemnification is inconsistent with applicable law or if the act(s) or omission(s) of the Fiduciary to be indemnified are determined to have involved intentional misconduct, gross negligence or a knowing violation of ERISA or other applicable law by the Fiduciary.

         To the extent a Fiduciary is a named insured under any policy of liability insurance maintained by the Plan or the Employer, the policy and the payment obligations of the insurance company under the policy shall be deemed primary and in lieu of the Employer's obligations under this Section 12.07, but only to the extent of the coverage provided in the policy. No insurer under any policy shall claim any right to reimbursement or refund from the Employer and no obligation of the Employer hereunder shall be deemed to inure to the benefit of any third party.

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                                  ARTICLE XIII
                             THE PLAN ADMINISTRATOR

         13.01 Appointment of Plan Administrator: The Board of Directors of the Plan Sponsor shall appoint the Plan Administrator, which may be the Plan Sponsor. If the Plan Sponsor is appointed as Plan Administrator, the Plan Sponsor may appoint one or more Committees to carry out the duties of the Plan Administrator under this Plan. In that event all references in the Plan to the Plan Administrator shall be deemed to refer to the appointed Committee. The duties of the Committees shall be divided as the Plan Administrator deems appropriate and may be designated by separate instrument. The Committees shall act by majority vote except that they shall act by unanimous vote at any time when there are only two members comprising the Committee.

         13.02 Acceptance by Plan Administrator: The Plan Administrator shall accept its appointment by joining with the Employer in the execution of this Agreement.

         13.03 Signature of Plan Administrator: All persons dealing with the Plan Administrator may rely on any document executed by the Plan Administrator; or, in the event of appointment of a Committee or Committees, such persons may rely on any document executed by at least one member of the appropriate Committee as being the act of the Plan Administrator.

         13.04 Appointment of an Investment Manager: The Plan Administrator may appoint an Investment Manager or Managers to manage, acquire and dispose of any assets of the Plan. In the event responsibility for appointment of Investment Managers is delegated by the Plan Administrator to a named Committee, that delegation shall carry with it the authority of the Committee to act as a Named Fiduciary for purposes of ERISA in appointing an Investment Manager. The Investment Manager shall accept his/her appointment by written agreement executed by the Plan Administrator and Investment Manager. This written agreement shall specify the Plan assets for which the Investment Manager is responsible and such written instrument shall be kept with the other documents governing the operation of the Plan. The Trustee shall be entitled to rely on written instructions from the Investment Manager and shall be under no obligation to invest or otherwise manage any asset of the Plan subject to the management of the Investment Manager.

         13.05 Duties of the Plan Administrator: The Plan Administrator shall be responsible for the general administration of the Plan including, but not limited to, the following:

         (a) To prepare an annual report, summary plan description and modifications thereto, and summary annual report;

         (b) To complete and file the various reports and tax forms with the appropriate government agencies as required by law;

         (c) To distribute to Plan Participants and/or their Beneficiaries the summary plan description and reports sufficient to inform such Participants or Beneficiaries of their Accrued Benefit and their Vested Accrued Benefit as required by law;

         (d) To determine annually, or more frequently if necessary, which Employees are eligible to participate in the Plan;

         (e) To determine the benefits to which Participants and their Beneficiaries are entitled and to approve or deny claims for benefits;

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

         (f) To provide Plan Participants with a written explanation of the effect of electing an optional form of benefit payment;

         (g) To retain copies of all documents or instruments under which the Plan operates in its own office, the principal place of business of the Plan Sponsor and such other place as the Secretary of Labor or his/her delegate may by regulation prescribe; to make all such documents and instruments governing the operation of the Plan available for inspection by Plan Participants and/or their Beneficiaries; and to furnish copies of such documents or instruments to Plan Participants and/or their Beneficiaries on request, charging only the cost thereof as prescribed by regulation of the Secretary of Labor or his/her delegate;

         (h) To interpret Plan provisions as needed and in this regard to have complete and total discretion in the interpretation of the Plan; and

         (i) To act as the Plan's agent for the service of legal process, unless another agent is designated by the Plan Sponsor and to act on behalf of the Plan in all matters in which the Plan is or may be a party.

         13.06 Claims Procedure: Claims for benefits under the Plan shall be presented to the Plan Administrator or its designated representative pursuant to procedures established and approved by the Plan Administrator, which may include electronic means. Notice of the disposition of a claim shall be furnished to the claimant no later than ninety (90) days after the application is submitted. In the event the claim is denied, the reasons for the denial shall be specifically set forth in a notice in language calculated to be understood by the claimant. Pertinent provisions of the Plan shall be cited, and, where appropriate, an explanation as to how the claimant may perfect the claim shall be provided. In addition, the claimant shall be furnished with an explanation of the Plan's claim review procedure.

         13.07 Claims Review Procedure: Any Employee, former Employee, or Beneficiary of either, whose benefit claim submitted pursuant to Section 13.06 has been denied (whether in full or in part) shall be entitled to request further consideration to his/her claim by filing an appeal with the Plan Administrator, which may be in the form of a request for reconsideration. The request, together with a written statement of the reasons why the claimant believes his/her appeal should be allowed, shall be filed with the Plan Administrator no later than sixty (60) days after receipt of the written notification provided for in Section 13.06. The Plan Administrator shall conduct the review of the appeal. The Plan Administrator, in its sole discretion, may order a hearing at which the claimant may be represented by an attorney or any other representative of his/her choosing and at which the claimant shall have an opportunity to submit written and oral evidence and arguments in support of his/her claim. During the appeal review period or at the hearing (upon five (5) business days prior written notice to the Plan Administrator) the claimant or his/her representative shall have an opportunity to review all documents in the possession of the Plan that are pertinent to the claim at issue and its disallowance. A final decision on the claim shall be made by the Plan Administrator within sixty (60) days of receipt of the appeal unless (i) because of special circumstances there has been an extension of sixty (60) days that has been communicated in writing to the claimant, or (ii) a hearing is held, in which event the final decision shall be made within one hundred twenty (120) days of receipt of the appeal. The communication containing the Plan Administrator's decision shall be in writing and shall be written in a manner calculated to be understood by the claimant. The communication shall include specific reasons for the Plan Administrator's decision and specific references to the pertinent Plan provisions on which the decision is based. The communication shall

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

also inform the claimant of the limitation on any further action by the claimant set forth in Section 13.08.

         13.08 Limitations of Actions on Claims: The delivery to the claimant of the final decision of the Plan Administrator with respect to a claim for benefits under Section 13.06 that has been reviewed and considered under the appeal procedures of Section 13.07 shall commence the period during which the claimant may bring legal action under ERISA for judicial review of the Plan Administrator's decision. No civil action with respect to the claim for benefits or the subject matter thereof may be commenced by the claimant, whether such action is pursued through litigation, arbitration or otherwise, prior to the completion of the claims and claims review process set forth in Sections 13.06 and 13.07, nor following the expiration of two (2) years from the date of delivery of the final decision of the Plan Administrator to the claimant under
Section 13.07.

         13.09 Compensation and Expenses of Plan Administrator: The Plan Administrator may engage the services of any person, including counsel, whose services, in the opinion of the Plan Administrator, are necessary to assist it in carrying out its responsibilities under the Plan. The Employer may direct the Trustee to pay any expenses properly and actually incurred for such services from the Trust Fund, including such reasonable compensation for services provided by the Plan Administrator as shall have been agreed upon between them, or, alternatively, the Employer may pay such expenses or compensation directly; provided, however, that no individual acting as Plan Administrator shall receive any compensation if he already receives full-time pay from the Employer.

         13.10 Removal or Resignation: A Plan Administrator may be removed by the Board of Directors of the Plan Sponsor upon thirty (30) days written notice, and may resign upon thirty (30) days written notice to the Board of Directors. Upon such removal or resignation, or the inability of the Plan Administrator for any other reason to act as Plan Administrator, the Board of Directors shall appoint a successor Plan Administrator. The successor Plan Administrator, upon written acceptance, shall have all the duties and responsibilities of a Plan Administrator herein. The former Plan Administrator shall deliver to the successor Plan Administrator all records and documents that it holds relating to the Plan upon removal or resignation.

         13.11 Records of Plan Administrator: The Plan Sponsor shall have access, upon request, to all the records of the Plan Administrator that relate to the Plan.

         13.12 Other Responsibilities: Nothing in this Article shall be construed to limit the responsibilities and duties allocated to the Plan Administrator in other Articles of this Plan.

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

                                   ARTICLE XIV
                                   THE TRUSTEE

         14.01 Appointment of Trustee: The Board of Directors of the Plan Sponsor shall appoint the Trustee. Nothing in this Plan shall prevent the Plan Sponsor from appointing multiple Trustees or creating multiple Trust Funds, each with separate Trustees. If more than one person is appointed as Trustee of a single Trust Fund, they shall act by majority vote; provided, however, that they shall act by unanimous vote at any time when there are only two Trustees. In the event there is more than one Trustee, the reference to Trustee shall be deemed to refer to all the Trustees.

         14.02 Acceptance by Trustee: The Trustee shall accept its appointment by executing a separate trust agreement in a form acceptable to the Trustee and Employer. The provisions of the separate Trust Agreement shall control over those in this Plan, to the extent such provisions define the duties of the Trustee with respect to the Plan and Trust Fund. Prior to the effective date of the Trust Agreement the provisions of the Prior Plan concerning the Trustee and its duties shall apply.

         14.03 Provisions of Trust Agreement: The separate Trust Agreement shall authorize and empower the Trustee to invest up to one hundred percent (100%) of the Trust Fund allocated to the Employer Matching Contribution and Profit Sharing Contribution Accounts in Employer Securities.

         14.04 Participant Voting Rights: The separate Trust Agreement shall provide for voting Employer Securities by the Trustee only. The Trust Agreement may permit voting direction from a committee established by the Plan Sponsor for that purpose.

         14.05 Investment Committee: In the event of appointment of an Investment Committee by the Plan Administrator, then except to the extent responsibility for certain Plan assets has been allocated to an Investment Manager as provided in Section 13.04, the Investment Committee is authorized and empowered to direct investment of the Trust Fund, consistent with the terms of the separate Trust Agreement. The Investment Committee shall direct investment and reinvestment of the Trust Fund to keep the Trust Fund invested without distinction between principal and income and in such securities or property, real or personal, wherever situated, as the Committee shall deem advisable consistent with the investment policy of the Plan established under Article XVIII. The Committee shall give due regard to any limitations imposed by the Code or ERISA so that at all times this Plan may qualify as a qualified Plan and Trust.

         14.06 Liability for Plan Expenses: The Plan specifically permits the payment of Plan administration and operation expenses from the Plan's Trust Fund. Moreover, the Plan also permits the allocation of certain administration expenses to an individual Participant's Account whenever an expense can be specifically determined and the Participant's Account identified which gives rise to the expense. Expenses not attributable to particular Participant Accounts but nevertheless payable from the Trust Fund may be allocated among all Participant Accounts pro rata, or by any other appropriate method. The Plan Sponsor shall determine in its sole discretion the extent to which Plan administration and operation expenses shall be paid from the Trust Fund or from individual Participant Accounts, provided that all such payments and charges shall comply with ERISA and all regulations and other guidance issued by the Department of Labor. The Plan Sponsor shall be entitled to reimbursement from the Plan for payment of all Plan expenses advanced by the Plan Sponsor (whether charged to an individual Participant's Account or the Trust Fund as a whole) that are reasonably subject to reimbursement pursuant to ERISA and DOL regulations and other guidance, provided that no reimbursement to the Plan Sponsor shall be made with respect to any charge applicable to an individual Participant's Account unless the Participant has been previously informed through a summary plan description or similar document that his or her Account may be subject to such charges.

         14.07 Payment From the Trust Fund: At the direction of the Plan Administrator, the Trustee shall, from time to time, in accordance with the terms of the Plan, make payments out of the Trust Fund. The Trustee shall not be responsible in any way for the application of such payments.

                                   ARTICLE XV
                                  THE EMPLOYER

         15.01 Notification: The Plan Sponsor shall notify the Plan Administrator and the Trustee in writing if a new Plan Administrator or Trustee has been appointed hereunder.

         15.02 Record Keeping: Each participating FX Employer shall maintain records with respect to each Employee sufficient to enable the Plan Administrator and Trustee to fulfill their duties and responsibilities under the Plan.

         15.03 Bonding: The Plan Administrator shall procure bonding to insure the Plan against risk of loss. The persons to be bonded and the amount necessary shall be determined in accordance with ERISA and regulations thereunder. No bonding shall be required pursuant to state law.

         15.04 Signature of Employer: All persons dealing with the Plan may rely on any document executed in the name of the Plan Sponsor by its general partner or by any other individual duly authorized by its Board of Directors, whether retroactive or prospective.

         15.05 Plan Counsel and Expenses: The Plan Sponsor may engage the service of any person or organization, including counsel, whose services, in the opinion of the Plan Sponsor are necessary for the establishment or maintenance of this Plan. The expenses incurred or charged by a person or organization engaged by the Plan Sponsor pursuant to the previous sentence shall be paid by the Plan Sponsor, or alternatively, the Plan Sponsor may direct the Trustee to pay such expenses from the Trust Fund.

         15.06 Other Responsibilities: Nothing in this Article shall be construed to limit the responsibilities or duties allocated to the Plan Sponsor and FX Employers in other Articles of the Plan.

         15.07 Affiliated Groups:

         (a) For purposes of crediting Hours of Service, all employees of all members of an Affiliated Group of which an FX Employer is also a member and all employees of any other entity required to be aggregated with the FX Employer pursuant to regulations under Code ss.414(o) shall be treated as employed by a single Employer for purposes of Article III (Service), Article IV (Eligibility), Article V (Contributions) and Article XI, (Vesting). Except as provided in Section 7.01, all employees of all members of an Affiliated Group and all employees of any other entity required to be aggregated with the Employer pursuant to regulations under Code ss.414(o) shall be treated as employed by a single Employer.

         (b) If the Employer is a member of an Affiliated Group and if the Affiliated Group maintains more than one qualified retirement plan that is integrated with Social Security, only a single integration level shall be applicable to each Participant who is a Participant in one or more integrated plans. The integration level for each Participant shall be prorated in each integrated plan in the ratio that the Annual Compensation received by the Participant from the member of the Affiliated Group maintaining the integrated plan bears to the Annual Compensation received by the Participant from all members of the Affiliated Group maintaining all such integrated plans.

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

         (c) If more than one Employer has adopted this Plan and if all such Employers are members of the same Affiliated Group the "effective date" for any adopting Employer who adopts this Plan on other than the Effective Date shall be the date indicated in the adoption agreement by which the adopting Employer shall first elect to be covered by this Plan.

         15.08 Employer Contributions: Each participating FX Employer shall contribute to the Plan that Employer's share of Elective Deferral and Employer Matching Contributions according to the elections of the Participants employed by that Employer, as well as that Employer's share of Employer Profit Sharing Contributions.

                                   ARTICLE XVI
                            PLAN AMENDMENT OR MERGER

         16.01 Power to Amend: The Plan Sponsor and the Plan Administrator shall each have the power to amend, alter, or wholly revise the Plan, prospectively or retrospectively, at any time, and the interest of every Participant is subject to the power so reserved. The Plan Administrator shall not exercise its power to amend without consent of the Plan Sponsor unless the Plan Sponsor has ceased to operate as a viable business entity or has filed or is subject to a petition under Chapter 7 of the U.S. Bankruptcy Code.

         16.02 Limitations on Amendments: Upon execution of any amendment, the Employer, Plan Administrator, Trustees, Participants and their Beneficiaries shall be bound thereby; provided, however, that no amendment:

         (a) Shall enlarge the duties or responsibilities of the Plan Administrator or Trustee without its consent; or

         (b) Shall cause any part of the assets contributed to the Plan to be diverted to any use or purpose other than for the exclusive benefit of the Participants and their Beneficiaries (including the reasonable cost of administering the Plan) prior to the satisfaction of all liabilities (fixed and contingent) under the Plan to Participants and their Beneficiaries; or

         (c) Shall reduce the vesting percentage of any Participant, Inactive Participant, or Beneficiary; or

         (d) Shall reduce or restrict the Account Balance of any Participant, Inactive Participant or Beneficiary; or

         (e) Shall eliminate an optional form of benefit, with respect to benefits attributable to service before the amendment.

         Notwithstanding the above, any amendment may be made that may be or become necessary in order that the Plan will conform to the requirements of Code ss.401(a), or of any generally similar successor provision, or in order that all of the provisions of the Plan will conform to all valid requirements of applicable federal and state laws.

         16.03 Method of Amendment: If the Plan is amended by the Plan Sponsor, the amendment shall be stated in an instrument in writing signed in the name of the Plan Sponsor by a duly authorized corporate officer, or by any other individual duly authorized by the Plan Sponsor, whether retroactive or prospective. If the Plan is amended by the Plan Administrator, the amendment shall be stated in an instrument in writing signed in the name of the Plan Administrator by the individual duly authorized by the Plan Administrator for that purpose, whether retroactive or prospective.

         16.04 Notice of Amendment: Written notice of each amendment shall be given promptly by the Plan Sponsor and the Plan Administrator to each other, to any other Employers and the Trustee.

         16.05 Merger or Consolidation: This Plan and Trust may be merged or consolidated with, or its assets or liabilities may be transferred to, any other plan only if the benefits that would be received by each Participant of this Plan, in the event of a termination of the Plan immediately after such merger, consolidation or transfer, are at least equal to the benefits the Participant would have received if the Plan had terminated immediately before the merger, consolidation or transfer. The Trustee possesses the specific authority to enter into merger agreements or direct transfer of assets agreements with the Trustees of other retirement plans described in Code ss.401(a) and to accept the direct transfer of Plan assets, or to transfer Plan assets, as a party to any such agreement.

         The Trustee may accept a direct transfer of Plan assets on behalf of an Employee prior to the date the Employee satisfies the Plan's eligibility condition(s). If the Trustee accepts such a direct transfer of Plan assets, the Plan Administrator and Trustee shall treat the Employee as a Participant for all purposes of the Plan except the Employee may not make Elective Deferral contributions under Article V nor shall the Employee share in Employer contributions or Participant forfeitures under Article VI until he actually becomes a Participant in the Plan and satisfies the Plan's benefit accrual requirements.

         The Trustee shall hold, administer and distribute the transferred assets as a part of the Trust Fund and the Trustee shall maintain a separate Predecessor Plan Account for the benefit of the Employee on whose behalf the Trustee accepted the transfer in order to reflect the value of the transferred assets.

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

                                  ARTICLE XVII
                 TERMINATION OR DISCONTINUANCE OF CONTRIBUTIONS

         17.01 Right to Terminate: The Plan Sponsor may terminate the Plan at any time by appropriate corporate action specifying the termination date. The Plan Sponsor shall promptly notify the Plan Administrator, Trustee and any other Employers of such action. Further, the Plan Sponsor shall notify all Participants and Inactive Participants of such action, and shall file all required reports with Federal agencies, in accordance with applicable regulations.

         17.02 Effect of Termination: In the event of a Plan termination or a complete discontinuance of Employer Contributions, the rights of all affected Participants to their Accrued Benefits as of the date of such termination shall be fully vested and shall not thereafter be subject to forfeiture, except to the extent that law or regulation may preclude such vesting in order to prohibit discrimination in favor of officers, shareholders, or highly compensated Employees. For purposes of the preceding sentence, a Participant who has terminated employment with the Employer and incurred five consecutive One Year Breaks in Service as of the termination date shall not be considered to be affected by such Plan termination, and shall be vested in his/her Accrued Benefit only to the extent provided in the other applicable Articles of this Plan. All rights of Participants in this Plan affecting Employer Securities held in trust for the benefit of Participants shall continue notwithstanding any Plan termination.

         17.03 Manner of Distribution: In the event of a Plan termination, the Plan Administrator shall direct the Trustee to distribute the Accrued Benefits of all Participants, Inactive Participants, and Beneficiaries in accordance with
Article IX or Article XI.

         Notwithstanding the above, no payment shall be made to a Participant from his/her Participant Elective Deferral Account (or any other Account the contributions to which have been included in the Deferral Account for the Participant) unless or until such time as the Participant:

         (a) Is eligible for Retirement or Disability Benefits as provided in Article IX;

         (b)      Dies;

         (c) Separates from the service of the Employer (after December 31, 2001, incurs a severance from employment);

         (d)      Attains the Age of fifty-nine and one-half (59 1/2); or

         (e)      Incurs a Financial Hardship.

         All Elective Deferral Accounts shall be maintained by the Trustee and distributed at such time and in such manner as previously provided herein. Alternatively, the balance in such Accounts may be transferred to another plan maintained or established by the Employer that qualifies under Code ss.401(a) as provided above, but only if such other plan contains the same restrictions on the distribution of such transferred amounts as described in the preceding paragraph.

         17.04 No Reversion: No termination or amendment of this Plan and Trust and no other action shall divert any part of the funds to any purpose other than the exclusive benefit of Participants, Inactive Participants or their Beneficiaries except, and notwithstanding any other provision of this Plan to the contrary, any amount held in an unallocated suspense account that cannot be allocated to any Participant due to the limitations of Article VII may be returned to the Employer upon termination of the Plan.

         17.05 Termination of an Employer: An Employer, other than the Plan Sponsor, may terminate its participation in the Plan at any time by a written resolution by the Board of Directors specifying the termination date. The Employer shall promptly notify the Plan Sponsor, Plan Administrator and Trustee of any such action or direction. The participation of an Employer in the Plan shall also terminate in the event of a complete discontinuance of contributions by such Employer.

         17.06 Partial Termination: A partial termination of the Plan may be deemed to have occurred if a significant percentage of Participants are excluded from coverage by reason of amendment of the Plan, severance by an Employer or termination of an Employer, or if the Plan is amended to adversely affect the rights of employees to vest in benefits under the Plan or to reduce or eliminate future benefit accruals under the Plan. The determination of whether a partial termination has occurred shall be made on the basis of the facts and circumstances in a particular case.

         17.07 Effect of Partial Termination: In the event of a partial termination of the Plan, the provisions of Section 17.02 shall apply to those Participants affected by the partial termination.

                                  ARTICLE XVIII
                        FUNDING POLICY FOR PLAN BENEFITS

         18.01 Funding Method: The benefits provided by this Plan shall be funded by contributions of the Employer and Participants. Employer Matching Contributions and Employer Profit Sharing Contributions may consist entirely of Employer Securities. Elective Deferrals shall be made in cash only. The amount of all Employer Contributions shall be determined as provided in this Plan. The amount of all other contributions shall likewise be determined as provided in this Plan.

         18.02 Investment Policy: This Plan has been established for the sole purpose of providing benefits to the Participants and their Beneficiaries. In determining investment directions and investment options available hereunder, the Plan Administrator shall establish a funding policy that considers the short and long-range needs of the Plan based on the evident and probable requirements of the Plan as to the time benefits shall be payable and the requirements therefor. Benefits may be provided through any combination of investment media designed to provide the requisite liquidity, growth and security appropriate to this Plan.

         Benefits for Participants, to the extent not funded through Employer Securities, may be provided through any investment media offered by the Trustee or through the purchase of shares in any investment company regulated under the Investment Company Act of 1940, or through any investment proper and appropriate to be made by the Trustee in accordance with Article XIV, or through any combination of such investments.

         The Plan may not obligate itself to acquire Employer Securities from a particular holder thereof at any indefinite time determined upon the happening of an event such as the death of the holder.

         The Plan may not obligate itself to acquire Employer Securities under a put option binding upon the Plan. However, at the time a put option is exercised, the Plan may be given an option to assume the rights and obligations of the Employer under a put option binding upon the Employer.

         All purchases of Employer Securities shall be made at a price which, in the judgment of the Plan Administrator, does not exceed the fair market value thereof. All sales of Employer Securities shall be made at a price which, in the judgment of the Plan Administrator, is not less than the fair market value thereof.

         18.03 No Purchase of Life Insurance Contracts: Unless authorized by the Plan Sponsor pursuant to amendment to this Article XVIII, no insurance contracts shall be purchased by the Trustee on the life of any Participant.

         18.04 Investment Fund: The Employer shall contribute to an Investment Fund that shall be established by the Trustee to provide such additional benefits, in addition to the proceeds or surrender values of any allocated annuity contracts, for Participants and their Beneficiaries provided by this Plan.

         18.05 Non-transferability of Annuity Contracts: In the event the assets of the Trust Fund include allocated annuity contracts, all incidents of ownership in such contracts may be exercised by the Trustee, as directed by the Plan Administrator, except to the extent any death benefits payable thereunder may be paid to the Beneficiary designated by the Participant. All such contracts shall provide that the owner may not change the ownership of the contract, nor may it be sold, assigned or pledged as collateral for a loan, as security for the performance of an obligation, or for any other purpose to anyone. No annuity contract may be delivered to a Participant as a distribution from the Plan.

         18.06 Participant Directed Investments: In the sole discretion of the Plan Administrator a Participant, Inactive Participant or Beneficiary may be allowed to direct the Trustee to invest all or part of the General Investments Account hereunder in such specific assets as are permitted under the terms of the Trust Agreement. However, the Participant may not direct the Trustee to use any portion of his/her General Investments Account to acquire any property that would be classified as a "collectible" and result in the investment being considered a distribution to the Participant under Code ss.408(m) and Regulations thereunder. That portion of the General Investments Account so directed shall be credited (charged) solely with all investment earnings (losses) and appreciation (depreciation) thereon, and charged with any fees or expenses incurred by the Trustee in investing or administering that portion of the Account. The portion so directed shall also be credited with any contributions thereto and charged with any withdrawals or payments made therefrom.

         Any portion of the General Investments Account, the investment of which is not directed by the Participant, shall be commingled and invested with other Trust assets. That portion shall be credited (charged) with its proportionate share of investment earnings (losses) and appreciation (depreciation) on the total non-directed assets of the Trust Fund, and charged with any specific or proportionate share of expenses incurred by the Trustee in investing or administering that portion of the Account as provided in Section 6.03. The non-directed portion shall also be credited with any contributions thereto and charged with any withdrawals or payments therefrom.

         For purposes of Section 6.03, any transfers from the non-directed portion of the General Investments Account to the directed portion of the General Investments Account shall be treated as a withdrawal from the non-directed portion and a contribution to the directed portion, and vice versa for transfers from the directed portion to the non-directed portion.

         The Plan Administrator and Trustee may establish a reasonable policy regarding the types of Accounts eligible, minimum balance required, and other reasonable criteria that must be satisfied in determining whether this option of directed investments shall be available to a Participant. The policy shall be in writing and shall be administered in a uniform and non-discriminatory manner.

         18.07 Establishment of Separate Funds: There is hereby reserved to the Plan Administrator the right to direct the Trustee to establish separate investment funds within the General Investments Account. The Plan Administrator may follow different investment policies with respect to each investment fund so established. In the sole discretion of the Sponsoring Employer a Participant, Inactive Participant, Beneficiary or Alternate Payee shall be allowed to direct the Trustee to invest the amounts in his/her General Investments Account, consistent with the rules in this Section 18.07, in any or all of the investment Funds. The following administrative rules shall apply if such Funds are established:

         (a) Income, gains and losses from each investment fund will be reinvested in the same fund and credited only to the General Investments Accounts of those Participants who have a balance in such fund, in a manner consistent with Section 6.03.

         (b) Each Participant shall be entitled to direct the portion of the contributions made to his/her General Investments Account that are to be invested in each of the investment funds available. Upon the occurrence of any event or decision of the Plan Administrator that results in the deletion of any of the investment funds, that replaces

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                  any such fund with another fund, or that adds a new investment fund, the Plan Administrator shall designate a default investment fund or funds into which contributions on behalf of a Participant shall be invested in the event no specific direction for investment is made by the Participant. The Plan Administrator shall designate a default investment fund for any Participant or Beneficiary (including any Beneficiary by virtue of a Qualified Domestic Relations Order) who does not provide for investment instructions with respect to his/her General Investments Account into any investment fund under this Section or Section 18.06.

         (c) Each Participant shall have the right to change the portion of succeeding contributions to be invested in each investment fund and the right to direct that the asset balance or any portion thereof in any investment funds in his/her General Investments Account be liquidated and the proceeds thereof transferred to any other investment fund. Changes in fund investments pursuant to Participant direction shall be made effective as provided under procedures negotiated between the Plan and the Trustee, which procedures may include daily movement of General Investments Account funds between investment funds, provided valuation of the investment funds is also conducted daily.

         (d) The Plan Administrator may establish reasonable rules regarding:

                  (1) The maximum number of investment funds that may be utilized by an individual Participant or by an individual Account.

                  (2) The minimum, maximum and incremental percentages of contributions that may be invested in a particular investment fund.

                  (3) The minimum, maximum and incremental percentages of the current balance in the General Investments Account in any investment fund that may be transferred to another fund.

                  These rules shall be in writing and shall be administered in a uniform and non- discriminatory manner.

         (e) A Participant may not direct investment into or from the Employer Securities Account nor may a Participant direct investment from his/her General Investments Account into the Employer Securities Account or the liquidation or sale of any Employer Securities in the Employer Securities Account.

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                                   ARTICLE XIX
                              TOP-HEAVY PROVISIONS

         19.01 Application: If this Plan is or becomes Top-Heavy for any Plan Year, the provisions of this Article shall supersede any conflicting provisions contained in any other Article of this Plan.

         19.02 Special Definitions: For purposes of this Article and related Plan provisions, the following terms shall have the following meanings unless a different meaning is plainly required by the context:

         (a) "Determination Date" shall mean, for any plan year subsequent to the first plan year, the last day of the preceding plan year for such plan; for the first plan year of a plan, the last day of that plan year.

         (b) "Determination Period" shall mean the plan year containing the Determination Date and the four (4) preceding plan years for such plan.

         (c)      "Five Percent Owner" shall mean:

                  (1) If the Employer is a corporation, any person who owns (or is considered as owning within the meaning of Code ss.318) more than five percent (5%) of the outstanding stock of the corporation or stock possessing more than five percent (5%) of the total combined voting power of all stock of the corporation.

                  (2) If the Employer is not a corporation, any person who owns more than five percent (5%) of the capital or profits interest in the Employer.

         (d) "Key Employee" shall mean any Employee or former Employee (and any Beneficiary of such Employee) who at any time during the Determination Period was:

                  (1) An officer of the Employer during a Plan Year in which he received Top- Heavy Compensation greater than fifty percent (50%) of the amount in effect under Code ss.415(b)(1)(A) for such Plan Year. For purposes of this Paragraph, no more than fifty (50) Employees (or, if lesser, the greater of three (3) or ten percent (10%) of the number of Employees) shall be treated as officers; or

                  (2) One of the ten (10) Employees owning (or considered as owning within the meaning of Code ss.318) both more than one-half percent (1/2%) interest and the largest interests in the Employer during a Plan Year in which he received Top-Heavy Compensation greater than the amount in effect under Code ss.415(c)(1)(A) for such Plan Year; or

                  (3)      A Five Percent Owner of the Employer; or

                  (4) A One Percent Owner of the Employer during a plan year in which he received Top-Heavy Compensation greater than one hundred fifty thousand One Hundred Fifty Thousand Dollars ($150,000).

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

                  The determination of who is a Key Employee shall be made in accordance with Code ss.416(i)(1) and the Regulations thereunder. For purposes of determining who is a One Percent Owner, Five Percent Owner, or ten largest owner, the rules of Code ss.414(b), (c) and (m) shall not apply. Beneficiaries of Employees shall be treated as a Key Employee or Non-Key Employee based on the Key Employee status of such Employee; inherited benefits shall retain the Key Employee or Non-Key Employee status of the Employee.

                  The term "Non-Key Employee" shall mean any Employee or former Employee (and any Beneficiary of such Employee) who is not a Key Employee. Non-Key Employees include Employees who are former Key Employees.

         (e)      "One Percent Owner" shall mean:

                  (1) If the Employer is a corporation, any person who owns (or is considered as owning within the meaning of Code ss.318) more than one percent (1%) of the outstanding stock of the corporation or stock possessing more than one percent (1%) of the total combined voting power of all stock of the corporation; or

                  (2) If the Employer is not a corporation, any person who owns more than one percent (1%) of the capital or profits interest in the Employer.

         (f) "Permissive Aggregation Group" shall mean the Required Aggregation Group of plans plus any other plan or plans of the Employer that, when considered as a group with the Required Aggregation Group, would continue to satisfy the requirements of Code ss.ss.401(a)(4) and 410.

         (g) "Present Value" shall mean the actuarial present value of an amount or series of amounts determined based on the Top-Heavy determination provisions of a defined benefit plan that is part of a Required Aggregation Group or Permissive Aggregation Group with this Plan.

         (h)      "Required Aggregation Group" shall mean:

                  (1) Each qualified plan of the Employer including any plan terminated within the last five years ending on the determination date, in which at least one Key Employee participates in the plan year containing the determination date, or any of the four preceding plan years; and

                  (2) Any other qualified plan of the Employer that enables a plan described in Item (1) to meet the requirements of Code ss.ss.401(a)(4) or 410.

         (i) "Super Top-Heavy": This Plan is Super Top-Heavy if the Plan would be Top- Heavy if "ninety percent (90%)" were substituted for "sixty percent (60%)" each place it appears in subsection
                  (j) below.

         (j) "Top-Heavy": This Plan is Top-Heavy if any of the following conditions apply:

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

                  (1) If the Top-Heavy Ratio for this Plan exceeds sixty percent (60%) and this Plan is not part of any Required Aggregation Group or Permissive Aggregation Group of plans.

                  (2) If this Plan is a part of a Required Aggregation Group of plans but not part of a Permissive Aggregation Group and the Top-Heavy Ratio for the Required Aggregation Group of plans exceeds sixty percent (60%).

                  (3) If this Plan is a part of a Permissive Aggregation Group of plans and the Top- Heavy Ratio for the Permissive Aggregation Group exceeds sixty percent (60%).

         (k) "Top Heavy Average Monthly Compensation" shall mean one-twelfth (1/12th) of the average of a Participant's Top-Heavy Compensation during the five (5) consecutive Plan Years (or the total number of such years of the Participant's employment, if less than five (5)) that produces the highest average, but taking into account only Top-Heavy Compensation for years that this Plan was Top-Heavy and any years preceding a year that this Plan was Top-Heavy.

         (l) "Top-Heavy Compensation" shall have the same meaning as the term "Compensation" defined in Section 7.01(b), but effective for Plan Years commencing after December 31, 1997, shall include contributions made by the Employer to a plan of deferred compensation otherwise excluded in Section 7.01(b). Top Heavy Compensation includes all Compensation paid for the Limitation Year without regard to when the Participant commenced participation in the Plan.

         (m)      "Top-Heavy Ratio" shall mean and be determined as follows:

                  (1) If the Employer maintains one or more defined contribution plans (including any simplified employee pension plan) and the Employer has never maintained any defined benefit plan that has covered or could cover a Participant in this Plan, the Top-Heavy Ratio is a fraction, the numerator of which is the sum of the account balances of all Key Employees as of the Determination Date and the denominator of which is the sum of all account balances of all Participants as of the Determination Date. Both the numerator and denominator of the Top-Heavy Ratio shall be adjusted to reflect any part of any account balance distributed in the five (5) year period ending on the Determination Date and any contribution that is due but unpaid as of the Determination Date. In the case of a defined contribution plan that is not subject to Code ss.412, the adjustment for contributions due but unpaid is generally the amount of any contributions actually made after the Top-Heavy Valuation Date but on or before the Determination Date; however, for the first plan year of such a plan, the adjustment shall also reflect the amount of any contributions made after the Top-Heavy Valuation Date that are allocated as of a date in that first plan year. In the case of a defined contribution plan that is subject to Code ss.412, the account balances shall include contributions that would be allocated as of a date not later than the Determination Date, even though those amounts are not yet required to be contributed; furthermore, the adjustment for contributions due but unpaid shall reflect the amount of any contribution actually made (or due to be made) after the Top-Heavy Valuation Date but before the expiration date of the extended payment period in Code ss.412(c)(10).

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

                  (2) If the Employer maintains one or more defined contribution plans (including any simplified employee pension plan) and the Employer maintains or has maintained one or more defined benefit plans that have covered or could cover a Participant in this Plan, the Top-Heavy Ratio is a fraction, the numerator of which is the sum of account balances under the defined contribution plans for all Key Employees and the Present Value of accrued benefits under the defined benefit plans for all Key Employees, and the denominator of which is the sum of the account balances under the defined contribution plans for all Participants and the Present Value of accrued benefits under the defined benefit plans for all Participants. Both the numerator and denominator of the Top-Heavy Ratio are adjusted for any part of any account balance or accrued benefit distributed in the five (5) year period ending on the Determination Date and any contribution to a defined contribution plan due but unpaid as of the Determination Date. In the case of a defined contribution plan that is not subject to Code ss.412, the adjustment for contributions due but unpaid is generally the amount of any contributions actually made after the Top-Heavy Valuation Date but on or before the Determination Date; however, for the first plan year of such a plan, the adjustment shall also reflect the amount of any contributions made after the Top-Heavy Valuation Date that are allocated as of a date in that first plan year. In the case of a defined contribution plan that is subject to Code ss.412, the account balances shall include contributions that would be allocated as of a date not later than the Determination Date, even though those amounts are not yet required to be contributed; furthermore, the adjustment for contributions due but unpaid shall reflect the amount of any contribution actually made (or due to be made) after the Top-Heavy Valuation Date but before the expiration date of the extended payment period in Code ss.412(c)(10).

                  (3) For purposes of (1) and (2) above, the value of account balances and the Present Value of accrued benefits shall be determined as of the most recent Top-Heavy Valuation Date that falls within or ends with the twelve month period ending on the Determination Date. The account balances and accrued benefits of a Participant who is not a Key Employee but who was a Key Employee in a prior year shall be disregarded. For Plan Years beginning after December 31, 1984, the account balances and accrued benefits of any Participant who has not performed any service for the Employer at any time during the five (5) year period ending on the Determination Date shall be disregarded. In the case of a defined benefit plan, the Present Value of Accrued Benefits shall not reflect any proportional subsidies and shall reflect any non-proportional subsidies provided by the plan. The calculations of the Top-Heavy Ratio, and the extent to which distributions, rollovers and transfers are taken into account shall be made in accordance with Code ss.416 and the Regulations thereunder. In the case of unrelated rollovers and transfers: (1) the plan making the distribution or transfer shall count the distribution as part of an accrued benefit distributed; and (2) the plan accepting the rollover or transfer shall not consider the rollover or transfer as part of the accrued benefit if such rollover or transfer was accepted after December 31, 1983, and shall consider the rollover or transfer as part of the

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

                           accrued benefit if such rollover or transfer was accepted prior to January 1, 1984. In the case of related rollovers and transfers, the plan making the distribution or transfer shall not count the distribution or transfer as part of an accrued benefit distributed, and the plan accepting the rollover or transfer shall count the rollover or transfer as part of the accrued benefit. Deductible employee contributions shall not be taken into account for purposes of computing the Top-Heavy Ratio. When aggregating plans, the value of account balances and accrued benefits will be calculated with reference to the Determination Dates that fall within the same calendar year.

                           For purposes of the above, a Participant's Accrued Benefit in a defined benefit plan shall be determined under a uniform accrual method that applies for all defined benefit plans maintained by the Employer or, if there is no such method, under the method described in Code ss.411(b)(1)(C) that provides the slowest rate of accrual.

         (n) "Top-Heavy Valuation Date" shall mean the date as of which the Present Value of accrued benefits under a defined benefit plan or account balances under a defined contribution plan, that is part of a Permissive Aggregation Group or Required Aggregation Group, is determined for calculating the Top-Heavy Ratio. For a defined benefit plan, such date shall be the same as the actuarial valuation date used for computing plan costs under Code ss.412, regardless of whether an actuarial valuation is performed that year. For a defined contribution plan, such date shall be the last day of the plan year.

         19.03 Top-Heavy or Super Top-Heavy Minimum Required Allocation: For any Plan Year in which the Plan is Top-Heavy or Super Top-Heavy:

         (a) Except as otherwise provided below, the Employer contributions and forfeitures allocated on behalf of any Participant who is a Non-Key Employee shall not be less than the lesser of:

                  (1) three percent (3%) of such Participant's Top-Heavy Compensation if the Plan is Top-Heavy and five percent (5%) of such Participant's Top-Heavy Compensation if the Plan is Super Top-Heavy; or

                  (2) In the case where the Employer has no defined benefit plan that designates this Plan to satisfy Code ss.ss.401 and 416(c), the largest percentage of Employer contributions and forfeitures, as a percentage of the first Two Hundred Thousand Dollars ($200,000), (or such larger amount as may be prescribed by the Secretary of the Treasury or his/her delegate) of the Key Employee's Top-Heavy Compensation, allocated on behalf of any Key Employee for that year. In calculating this percentage all amounts contributed by the Employer to the Key Employee's Elective Deferral Account pursuant to a Salary Reduction Agreement shall be treated as Employer contributions. For Plan Years beginning after December 31, 1993, the Plan shall substitute the amount "One Hundred Fifty Thousand Dollars ($150,000)" for the amount "Two Hundred Thousand Dollars ($200,000)" wherever it appears in this Section. The $150,000 amount shall be adjusted each Plan Year as provided in Code ss.401(a)(17)(B).

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

         (b) The minimum allocation shall be determined without regard to any Social Security contribution by the Employer. This minimum allocation shall be made even though, under other Plan provisions, the Participant would not otherwise be entitled to receive an allocation, or would have received a lesser allocation for the Plan Year because of:

                  (1)      The Participant's failure to complete one thousand
                           (1000) Hours of Service (or any equivalent provided in the Plan);

                  (2) The Participant's failure to make mandatory employee contributions to the Plan;

                  (3)      Compensation less than a stated amount;

                  (4)      The Employer having no Net Profits; or

                  (5) In the case of a plan qualified under Code ss.401(k), the Participant's failure to make elective contributions to such plan.

                  If a Participant is required to receive a minimum allocation under this subsection and such amount exceeds the amount that the Participant would receive under other Plan provisions, the Employer shall make an additional contribution for such Participant. Such additional contribution shall be allocated to the Employer Contribution Account of such Participant in the same manner as regular Employer contributions, pursuant to
                  Article VII.

         (c) The provisions in subsections (a) and (b) above shall not apply to any Participant who was not employed by the Employer on the last day of the Plan Year.

         (d) The provisions in subsections (a) and (b) above shall not apply to a Participant if such Participant is covered under a defined contribution plan designated by the Employer to provide the Top-Heavy minimum benefits, and such Participant receives an allocation of Employer contributions and forfeitures under that plan during the subject Plan Year that is at least as great as the amount otherwise required under
                  (a) and (b) above. If the amount of Employer contributions and forfeitures allocated to such a Participant under that plan during the subject Plan Year is less than the amount required under (a) and (b) above, the amount otherwise required under
                  (a) and (b) above shall be reduced by the amount so allocated under that plan.

         19.04 Non-forfeitability of Minimum Top-Heavy Allocation: The minimum allocation of Employer contributions or forfeitures required under Sections
19.03 or 19.04 (to the extent required to be non-forfeitable under Code ss.416(b)) shall not be forfeited in the case of a suspension of benefits under Code ss.411(a)(3)(B) or a withdrawal of mandatory employee contributions under Code ss.411(a)(3)(D).

         19.05 Top Heavy Compensation Limitation: For any Plan Year in which the Plan is Top- Heavy, only the first One Hundred Fifty Thousand Dollars ($150,000), (or such larger amount as may be prescribed by the Secretary of the Treasury or his/her delegate), of a Participant's Top-Heavy Compensation shall be taken into account for purposes of this Plan. The one hundred fifty thousand dollar amount shall be adjusted each Plan Year as provided in Code ss.401(a)(17)(B).

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

         Effective for Plan Years commencing on and after January 1, 2002, Annual Compensation of each Participant taken into account under this Article XIX shall not exceed Two Hundred Thousand Dollars ($200,000), as adjusted for cost-of-living increases in accordance with Code ss.401(a)(17)(B). The cost-of-living adjustment in effect for a calendar year applies to Annual Compensation for the Plan Year that begins with or within such calendar year.

         19.06 Minimum Vesting Provision: For any Plan Year in which this Plan is Top-Heavy, the vesting schedule under Section 11.01 shall automatically apply to each Participant in the Plan. This vesting schedule applies to all accrued benefits within the meaning of Code ss.411(a)(7), except those attributable to employee contributions, including benefits accrued before the effective date of Code ss.416 and benefits accrued before the Plan became Top-Heavy. Further, no reduction in vested benefits may occur in the event the Plan's status as Top-Heavy changes for any Plan Year and any change in the Plan's vesting schedule due to a change in Top-Heavy status shall be subject to the provision of Section 11.10. However, this Section does not apply to the Accrued Benefit of any Employee who does not have an Hour of Service after the Plan has initially become Top Heavy; such Employee's Vested Interest attributable to Employer contributions and forfeitures shall be determined without regard to this Section.

         19.07 Adjustments to Limitations: For any Plan Year in which the Plan is Top-Heavy, the following adjustments shall be made to the denominators of the Defined Benefit Fraction and Defined Contribution Fraction as defined in Section 7.01.

         (a) Super Top-Heavy: In any Plan Year in which the Plan is Super Top-Heavy the denominators shall be computed by substituting "one hundred percent (100%)" for "one hundred twenty-five percent (125%)" each place it appears in such definitions.

         (b) Not Super Top-Heavy: In any Plan Year in which the Plan is Top-Heavy but not Super Top-Heavy the denominators shall be computed by substituting "one hundred percent (100%)" for "one hundred twenty-five percent (125%)" each place it appears in such definitions.

         19.08 Participant Elective Deferrals: Elective Deferrals shall not be taken into account in determining under Section 19.03(b) the amount of Employer contributions to be allocated to a Participant who is a Non-key Employee.

         19.09 EGTRRA Modification of Top-Heavy Rules: Notwithstanding any other provision of this Article XIX, this section shall apply for purposes of determining whether the Plan is a top- heavy plan under Code ss.416(g) for Plan Years beginning after December 31, 2001, and whether the Plan satisfies the minimum benefits requirements of Code ss.416(c) for such years.

         (a) Determination of top-heavy status/key employee. Key employee means any Employee or Former Employee (including any deceased Employee) who at any time during the Plan Year that includes the determination date was an officer of the Employer having Annual Compensation greater than $130,000 (as adjusted under Code ss.416(i)(1)for Plan Years beginning after December 31,
                  2002), a 5-percent owner of the Employer, or a 1-percent owner of the Employer having annual compensation of more than $150,000. For this purpose, Annual Compensation means Compensation within the meaning of Section 7.01(b). The determination of who is a key employee will be made in accordance with Code 416(i)(1) and the applicable regulations and other guidance of general applicability issued thereunder.

         (b) Determination of present values and amounts. This subsection shall apply for purposes of determining the present values of Accrued Benefits and the amounts of Account balances of Employees as of the determination date.

                  (1) Distributions during year ending on the determination date. The present values of Accrued Benefits and the amounts of Account balances of an employee as of the determination date shall be increased by the distributions made with respect to the Employee under the Plan and any plan aggregated with the Plan under Code ss.416(g)(2) during the 1-year period ending on the determination date. The preceding sentence shall also apply to distributions under a terminated plan which, had it not been terminated, would have been aggregated with the Plan under Code ss.416(g)(2)(A)(i). In the case of a distribution made for a reason other than separation from service, death, or disability, this provision shall be applied by substituting "5-year period" for "1-year period."

                  (2) Employees not performing services during year ending on the determination date. The Accrued Benefits and Accounts of any individual who has not performed services for the Employer during the 1-year period ending on the determination date shall not be taken into account.

         (c)      Minimum benefits.

                  (1) Matching contributions. Employer matching contributions shall be taken into account for purposes of satisfying the minimum contribution requirements of Code ss.416(c)(2) and the Plan. The preceding sentence shall apply with respect to matching contributions under the Plan or, if the Plan provides that the minimum contribution requirement shall be met in another plan, such other plan. Employer matching contributions that are used to satisfy the minimum contribution requirements shall be treated as matching contributions for purposes of the actual contribution percentage test and other requirements of Code ss.401(m).

                  (2) Contributions under other plans. The minimum benefit requirement of this Section 19.10 shall be met through contributions to this Plan regardless of whether the Employer maintains any other plan (including another plan that may consist solely of a cash or deferred arrangement that meets the requirements of Code ss.401(k)(12) and matching contributions with respect to which the requirements of Code ss.401(m)(11) are met).

                                   ARTICLE XX
                          PROVISIONS AFFECTING BENEFITS

         20.01 Availability of Loans: Upon acceptance of an application by a Participant who is an active Employee, the Plan Administrator shall direct the Trustee to make a loan to the Participant from his/her Plan Accounts (including any Rollover Accounts but excluding his/her Employer Securities Account), subject to the provisions of this Article. In considering a Participant's application for a loan, the Plan Administrator shall base its decision whether to grant a loan on a uniform and non-discriminatory policy, without regard to the race, color, religion, sex, age or national origin of the applicant.

         20.02 Loan Administration: The Plan Sponsor shall prepare and adopt a written Participant Loan Administration Policy Statement, whose provisions shall be made part of this Plan. The Policy Statement shall set forth:

         (a) the identity of the person or persons authorized to administer the loan program;

         (b)      the procedure for applying for a loan;

         (c)      the basis on which loans will be approved or denied;

         (d) limitations, if any, on the types and amounts of loans offered;

         (e)      the procedure for determining a reasonable rate of interest;

         (f)      the types of collateral that may secure a loan; and

         (g) the events constituting default and the steps to be taken to preserve plan assets in the event of a default.

         20.03 Amount of Loan: The amount of any loan to a Participant when added to the outstanding balance of any previous loans made to him pursuant to this Article or under any other qualified plan maintained by the Employer, shall not exceed the least of:

         (a) Fifty percent (50%) of the Vested Interest in his/her Plan Accounts (including, for calculation purposes, any Rollover Accounts and Employer Securities Account); or

         (b)      $50,000, reduced by the excess (if any) of:

                  (1) the highest outstanding balance of loans from the plan during the 1-year period ending on the day before the date on which such loan was made, over

                  (2) the outstanding balance of loans from the plan on the date on which such loan was made, or

         (c) The total amount of the Vested Interest in his/her Plan Accounts, exclusive of the Vested Interest in his/her Employer Securities Account.


         20.04 Collateral Requirements: Any loan to a Participant shall be secured solely by the balance in his/her Plan Account (including any Rollover Account, but excluding his/her Employer

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

Securities Account). In the event of default on the loan, however, foreclosure and attachment of such security shall not occur until a distributable event occurs under the Plan.

         20.05 Loan Terms: Any loan made to a Participant by the Trustee shall be evidenced by a promissory note of the Participant drawn in favor of the Trust. Such note shall bear a reasonable rate of interest and shall be amortized in level installments payable at least quarterly within a specified period of time not to exceed five (5) years, unless such loan is used to acquire a dwelling unit which, within a reasonable period of time (determined at the time the loan is made), will be used as the principal residence of the Participant or Beneficiary, in which case the specified period of time shall not exceed ten
(10) years.

         20.06 Accounting for Loans: Any loan to a Participant pursuant to this Article shall be treated as a directed investment of his/her Participant Accounts (excluding his/her Rollover Account and his/her Employer Securities Account). For purposes of allocating income in the General Investments Account of the Trust Fund pursuant to Section 6.03, the balance in his/her General Investments Account shall be treated as equal to the actual balance in the Accounts minus the outstanding balance of any loans. Furthermore, for purposes of Section 6.03, repayments of principal and interest on such loan shall be treated as deposits to the adjusted balance (determined pursuant to the preceding sentence) of his/her General Investments Account.

         20.07 Effect of Termination of Employment or Plan: If a Participant terminates employment with the Employer for any reason, the outstanding balance of any loans made to him shall become fully payable no later than ninety (90) days following his/her termination of employment or, if earlier, on his/her Distribution Date. In the event of a termination of the Plan, any outstanding loans shall be due and fully payable within ninety (90) days of the effective date of such termination, or the date the Participant or Beneficiary is notified of such termination. If the Participant or Beneficiary has not fully repaid any loan as of the date full payment is due, any unpaid balance shall be deducted from his/her Vested Accrued Benefit prior to determining the amount of any immediate or deferred benefit payable to the Participant or Beneficiary, his/her spouse or his/her Beneficiary and applied toward repayment of the loan.

         20.08 Spousal Consent: No loan shall be made to a Participant unless the Participant consents to the loan and acknowledges the possible reduction in Plan benefits that would occur in the event of default on the loan. No spousal consent shall be required for any loan as long as no portion of the Participant's Accrued Benefit may be distributed from the Plan in the form of an annuity. If any portion of the Participant's Accrued Benefit may be distributed in the form of an annuity, then no loan shall be made to that Participant unless the Participant and his/her spouse (if any) consent to such loan and acknowledge the possible reduction in Plan benefits that would occur in the event of default on the loan. Such consent and acknowledgment shall be provided in writing no earlier than ninety (90) days prior to the making of the loan and witnessed by the Plan Administrator (or representative thereof) or a notary public. In the event of the renegotiation, extension, renewal or other revision of the loan, a new spousal consent shall be required.

         20.09 Anti-Alienation: Except as specifically provided in Sections
20.04 and 20.10, no benefit that shall be payable out of the Trust Fund to any person (including a Participant, Inactive Participant or Beneficiary) shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, or charge, and any attempt to anticipate, alienate, sell, transfer, assign, pledge, encumber, or charge the same shall be void. No benefit shall in any manner be liable for or subject to the debts, contracts, liabilities, engagements, or torts of any person, nor shall it be subject to attachment or legal process for or against person, and the same shall not be recognized by the Trustee, except to such extent as may be required by law.

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

         20.10 Qualified Domestic Relations Orders: Section 20.09 shall apply to the creation, assignment, or recognition of a right to any benefit payable with respect to a Participant, Former Participant or Beneficiary pursuant to a Domestic Relations Order, unless such Domestic Relations Order is determined to be a Qualified Domestic Relations Order ("QDRO"). In the event the Plan, the Trustee, or the Plan Administrator receives a Domestic Relations Order, the Plan Administrator shall promptly notify the Participant, Former Participant or Beneficiary whose benefit is the subject of such order and provide him with a copy of the Plan's written procedures for administering QDROs. Unless and until the order is set aside, the following provisions shall apply:

         (a) The Plan Administrator shall establish reasonable procedures to determine whether an order received by it or the Trustee is a QDRO and to administer distributions pursuant to said order. The procedures shall set forth all rules to be applied by the Plan for notice to affected parties, suspension of Account activity, including distributions, investment direction and participant loans, and payment of benefits based upon the QDRO or the failure of the Domestic Relations Order to be a QDRO.

         (b) The Plan Administrator shall within a reasonable time determine whether the order is a QDRO and shall notify the Participant, Former Participant or Beneficiary whose benefit is the subject of the order, of its determination. The Plan Administrator may designate a representative to carry out its duties under this Section 20.10.

         (c) Nothing in this Section 20.10 shall be deemed to allow payment under a QDRO to an Alternate Payee of any benefit prior to the first day of the month following the date the Participant or Former Participant whose benefits are subject to the QDRO terminates employment or attains Age fifty (50), unless (i) earlier distribution is specifically provided under the terms of the QDRO and (ii) if the value of the Alternate Payee's benefit exceeds $5,000, the Alternate Payee consents to any distribution occurring prior to the Participant's attainment of earliest retirement age.

         20.11 QDRO Definitions: For purposes of Section 20.10 the following definitions and rules shall apply:

         (a) "Alternate Payee" shall mean any spouse, former spouse, child or other dependent of a Participant or Former Participant who is recognized by a QDRO as having a right to receive all, or a portion of, the benefits payable under this Plan with respect to the Participant or Former Participant.

         (b) "Domestic Relations Order" shall mean any judgment, decree, or order (including approval of a property settlement agreement) which:

                  (1) relates to the provision of child support, alimony payments, or marital property rights to a spouse, child, or other dependent of a Participant or Former Participant and

                  (2) is made pursuant to a state domestic relations law (including a community property law).

         (c) "Qualified Domestic Relations Order" shall mean any Domestic Relations Order that satisfies the criteria set forth in the QDRO procedures established by the Plan Administrator.

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

                                   ARTICLE XXI
                          MULTIPLE EMPLOYER PROVISIONS

         21.01 Adoption by Other FX Employers: With the consent of the Plan Sponsor and by a properly executed document evidencing the intent and will of the adopting FX Employer, any other FX Employer may adopt this Plan and all of the provisions hereof and participate herein and be known as a Participating FX Employer.

         21.02 Requirements of Participating FX Employers:

         (a) Each Participating FX Employer shall be required to use the Trustee determined by the Plan Sponsor or Plan Administrator.

         (b) The Trustee may, but shall not be required to, commingle, hold and invest as one Trust Fund all contributions made by Participating FX Employers, as well as all increments thereof. The assets of the Plan shall, on an ongoing basis, be available to pay benefits to all Participants and Beneficiaries under the Plan without regard to the Participating FX Employer who contributed such assets.

         (c) The transfer of any Participant from or to an FX Employer participating in this Plan, whether he is an Employee of the Plan Sponsor or a Participating FX Employer, shall not affect the Participant's rights under the Plan, and the Participant's Accounts, as well as all accumulated service with the transferor or predecessor, shall continue to his/her credit.

         (d) Any expenses of the Trust and Plan that are to be paid by the Employer or borne by the Trust Fund, including funding of benefits, shall be paid by each Participating FX Employer in the same proportion that the total amount of the Accounts standing to the credit of all Participants employed by such FX Employer bears to the total of the Accounts standing to the credit of all Participants.

         21.03 Designation of Agent: Each Participating FX Employer shall be deemed to be a part of this Plan. With respect to all of its relations with the Trustee and Plan Administrator for the purpose of this Plan, each Participating FX Employer shall be deemed to have designated irrevocably the Plan Sponsor as its agent. Unless the context of the Plan clearly indicates the contrary, the word "Employer" shall be deemed to include each Participating FX Employer as related to its adoption of the Plan.

         21.04 Employee Transfers: It is anticipated that an Employee may be transferred between Participating FX Employers, and in the event of any transfer, the Employee involved shall carry with him all of his/her accumulated service and eligibility. No transfer shall effect a termination of employment hereunder, and the Participating FX Employer to which the Employee is transferred shall thereupon become obligated hereunder with respect to such Employee in the same manner as was the Participating FX Employer from whom the Employee was transferred.

         21.05 Amendment: The Plan Sponsor may amend this Plan at any time without regard to whether there are Participating FX Employers hereunder. No written action of a Participating FX Employer shall be required to validate an amendment.

         21.06 Discontinuance of Participation: A Participating FX Employer shall be permitted to discontinue or revoke its participation in the Plan. At the time of any discontinuance or revocation, satisfactory evidence thereof and of any applicable conditions imposed shall be delivered to the Trustee. If so directed by the Plan Administrator, the Trustee shall transfer, deliver and assign Contracts and other Fund assets allocable to the Participants of such Participating FX Employer to the new Trustee as shall have been designated by the Participating FX Employer, in the event that it has established a separate pension plan for its Employees. No such transfer shall be made if the result is the elimination or reduction of any Code ss.411(d)(6) protected benefits. If no successor is designated, the Trustee shall retain the assets for the Employees of the Participating FX Employer pursuant to the provisions of the Plan. In no event shall any part of the corpus or income of the Trust as it relates to the Participating FX Employer be used for or diverted for purposes other than for the exclusive benefit of the Employees of the Participating FX Employer.

         21.07 Administrator's Authority: The Plan Administrator shall have authority to make any and all necessary rules or regulations, binding upon all Participating FX Employers and all Participants, to effectuate the purposes of this Article.

         21.08 Participating Employer Contributions: All contributions made by a Participating FX Employer, as provided for in this Plan, shall be determined separately for each Participating FX Employer, and shall be allocated only among Participants eligible to share who are Employees of the Participating FX Employer making the contribution. The Administrator shall keep separate books and records concerning the affairs of each Participating FX Employer hereunder and as to the accounts and credits of the Employees of each Participating FX Employer. The Trustee may, but need not, register participation agreements so as to evidence that a particular Participating FX Employer is an interested Employer hereunder. In the event of an Employee transfer from one Participating FX Employer to another, the Employers shall immediately notify the Administrator.

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

                                  ARTICLE XXII
                  REPURCHASE OF DISTRIBUTED EMPLOYER SECURITIES

         22.01 Put option: The Employer may, in its discretion, issue a "put option" to a Participant in the event the Participant receives a distribution of Employer Securities from the Trust that are not readily tradeable on an established market. The put option will permit the Participant to sell the Employer Securities to the Employer, at any time during two option periods, at a price determined by the Employer under a fair valuation formula. The first put option period runs for a period of at least 60 days commencing on the date of distribution of Employer Securities to the Participant. The second put option period runs for a period of at least 60 days commencing after the new determination of the fair market value of Employer Securities by the Plan Administrator and notice to the Participant of the new fair market value. If a Participant (Beneficiary) exercises his/her put option, the Employer will purchase the Employer Securities at fair market value upon the terms provided under Section 22.04. The Employer may grant the Trust an option to assume the Employer's rights and obligations at the time a Participant exercises an option under this Section 22.01. No provision of this Section 22.01 (or of the Plan) shall be interpreted to require the Plan or impose any obligation on the Plan to acquire securities from a particular securities holder at an indefinite time determined upon the happening of an event, such as the death of the holder.

         22.02 Restriction on Employer Securities: Except upon the prior written consent of the Employer, no Participant (or Beneficiary) may sell, assign, give, pledge, encumber, transfer or otherwise dispose of any Employer Securities now owned or subsequently acquired by him without complying with the terms of this
Article XXII. If a Participant (or Beneficiary) pledges or encumbers any Employer Securities without the required prior written consent, any security holder's rights with respect to such Employer Securities are subordinate and subject to the rights of the Employer. All certificates for Employer Securities distributed pursuant to this Plan shall bear the following legend:

                  The shares represented by this certificate are transferable only upon compliance with the terms of the FX Energy, Inc. 401(k) Stock Bonus Plan, as amended effective January 1, 2004, which grants to FX Energy, Inc., a right of first refusal. A copy of the Plan is on file in the office of the Company.

         22.03 Lifetime Transfer/Right of First Refusal: If any Participant (or Beneficiary) who receives Employer Securities under this Plan desires to dispose of any of his/her Employer Securities for any reason during his/her lifetime (whether by sale, assignment, gift or any other method of transfer), he first must offer the Employer Securities for sale to the Employer. The Plan Administrator may require a Participant (or Beneficiary) entitled to a distribution of Employer Securities to execute an appropriate stock transfer agreement (evidencing the right of first refusal) prior to receiving a certificate for Employer Securities.

         In the case of an offer by a third party, the offer to the Employer is subject to all the terms and conditions set forth in Section 22.04, based on the price equal to the fair market value per share and payable in accordance with the terms of Section 22.04, unless the selling price and terms offered to the Participant by the third party are more favorable to the Participant than the selling price and terms of Section 22.04, in which event, the selling price and terms of the offer of the third party apply. The Employer must give written notice to the offering Participant of its acceptance of the Participant's offer within fourteen (14) days after the Participant has given written notice to the Employer or the Employer's rights under this Section 22.03 will lapse. The Employer may grant the Trust the option to assume the Employer's rights and obligations with respect to all or any part of the Employer Securities offered to the Employer under this Section 22.03. The Trust is not under any obligation at any time to purchase Employer Securities from any holder of Employer Securities upon the happening of any event.

         22.04 Payment of Purchase Price: If the Employer (or the Trustee), at the direction of the Plan Administrator exercises an option to purchase a Participant's Employer Securities pursuant to an offer given under Section 22.03, the purchaser(s) must make payment in lump sum or, if the distribution to the Participant (or to his/her Beneficiary) constitutes a Total Distribution, in substantially equal installments over a period not exceeding five years, subject to the Participant's election for a longer payment period than five years. A "Total Distribution" to a Participant (or to a Beneficiary) is the distribution, within one taxable year of the recipient, of the entire balance to the Participant's credit under the Plan. In the case of a distribution that is not a Total Distribution or that is a Total Distribution with respect to which the purchaser(s) will make payment in lump sum, the purchaser(s) must pay the Participant (or Beneficiary) the fair market value of the Employer Securities repurchased no later than 30 days after the date the Participant (or Beneficiary) exercises the put option. In the case of a Total Distribution with respect to which the purchaser(s) will make installment payments, the purchaser(s) must make the first installment payment no later than 30 days after the Participant (or Beneficiary) exercises the put option. For installment amounts not paid within 30 days of the exercise of the put option, the purchaser(s) must evidence the balance of the purchase price by executing a promissory note, delivered to the selling Participant at the Closing. The note delivered at Closing must bear a reasonable rate of interest, determined as of the Closing Date, and the purchaser(s) must provide adequate security. The note must provide for equal annual installments with interest payable with each installment, the first installment being due and payable one year after the Closing Date. The note must further provide for acceleration in the event of 30 days' default of the payment on interest or principal and must grant to the maker of the note the right to prepay the note in whole or in part at any time or times without penalty; provided however, the purchaser(s) may not have the right to make any prepayment during the calendar year or fiscal year of the Participant (Beneficiary) in which the Closing Date occurs.

         22.05 Notice: A person has given Notice permitted or required under this Article XXII when the person deposits the Notice in the United States mail, first class, postage prepaid, addressed to the person entitled to the Notice at the address currently listed for him in the records of the Advisory Committee. Any person affected by this Article XXII has the obligation of notifying the Plan Administrator of any change of address.

         22.06    Terms and Definitions:  For purposes of this Article XXII:

         (a)      "Fair market value" means the value of the Employer Securities
                  (i) determined as of the date of the exercise of an option if the exercise is by a disqualified person, or (ii) in all other cases, determined as of the most recent Accounting Date. The Plan Administrator must determine fair market value of Employer Securities for all purposes of the Plan by engaging the services of an independent appraiser.

         (b) "Notice" means any offer, acceptance of an offer, payment or any other communication.

         (c) "Beneficiary" includes the legal representative of a deceased Participant.

         (d) "Closing" means the place, date and time ("Closing Date") to which the selling Participant (or his/her Beneficiary) and purchaser may agree for purposes of a sale and purchase under this Article XI, provided Closing must take place not later than 30 days after the exercise of an offer under Section 22.01.

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

                                  ARTICLE XXIII
                                  MISCELLANEOUS

         23.01 Participant's Rights: This Plan shall not be deemed to constitute a contract between the Employer and any Participant or to be a consideration or an inducement for the employment of any Participant or Employee. Nothing contained in this Plan shall be deemed to give any Participant or Employee the right to be retained in the service of the Employer or to interfere with the right of the Employer to discharge any Participant or Employee at any time regardless of the effect that such discharge shall have upon him as a Participant of this Plan.

         23.02 Actions Consistent with Terms of Plan: All actions taken by the Employer, Plan Administrator or Trustee with respect to Trust assets shall be in accordance with the terms of the Plan and Trust.

         23.03 Performance of Duties: All parties to this Plan and Trust, or those claiming any interest hereunder, agree to perform any and all acts and execute any and all documents and papers that are necessary or desirable for carrying out this Plan and Trust or any of its provisions.

         23.04 Validity of Plan: This Plan shall be construed in a way that is consistent with ERISA and regulations thereunder, the Internal Revenue Code and regulations thereunder, and, to the extent state law has not been preempted by federal law, the laws of the State in which the Plan Sponsor has its principal office. In case any provision of this Plan shall be held illegal or invalid for any reason, such determination shall not affect the remaining provisions of the Plan; but the Plan shall be construed and enforced as if such provision had never been included therein.

         23.05 Legal Action: In the event any claim, suit, or proceeding is brought regarding the Trust and/or Plan established hereunder to which the Trustee or the Plan Administrator may be a party, and such claim, suit, or proceeding is resolved in favor of the Trustee or Plan Administrator, they shall be entitled to be reimbursed from the Trust Fund for any and all costs, attorney's fees, and other expenses pertaining thereto incurred by them for which they shall have become liable.

         23.06 Gender and Number: Wherever any words are used herein in the masculine, feminine or neuter gender, they shall be construed as though they were also used in another gender in all cases where they would so apply, and whenever any words are used herein in the singular or plural form, they shall be construed as though they were also used in the other form in all cases where they would so apply.

         23.07 Uniformity: All provisions of this Plan shall be interpreted and applied in a uniform, nondiscriminatory manner.

         23.08 Headings: The headings and subheadings of this Agreement have been inserted for convenience of reference and are to be ignored in any construction of the provisions hereof.

         23.09 Receipt and Release for Payments: Any payment to any Participant, his/her legal representative, Beneficiary, or to any guardian or committee appointed for such Participant or Beneficiary in accordance with the provisions of this Agreement, shall, to the extent thereof, be in full satisfaction of all claims hereunder against the Trustee and the Employer, either of whom may require such Participant, legal representative, Beneficiary, guardian or committee, as a condition precedent to such payment, to execute a receipt and release thereof in such form as shall be determined by the Trustee or Employer.

         23.10 Payments to Minors, Incompetents: Effective for Plan Years commencing on or after January 1, 1995, in the event the Plan Administrator must direct a payment from the Plan to or for the benefit of any minor or incompetent Participant or Beneficiary, the Plan Administrator, in its sole and absolute discretion may, but need not, order the Trustee to make distribution to any of the following: a legal or natural guardian of the minor or other relative or adult with whom the minor temporarily or permanently resides, a court-appointed conservator of any incompetent, a relative or adult with whom the incompetent temporarily or permanently resides, a residential care facility, rest home, sanitarium or similar entity with which the incompetent temporarily or permanently resides, a person or entity that has applied for and been designated by the United States Government as the recipient or custodian for Social Security benefits for the minor or incompetent. The Plan Administrator may also make payment as directed by the attorney-in-fact of an incompetent Participant when such direction is pursuant to an unrevoked and valid durable power of attorney. Any guardian, conservator, relative, attorney-in-fact, other person or entity shall have full authority and discretion to expend the distribution for the use and benefit of the minor or incompetent. The receipt of the distribution by the guardian, conservator, relative, attorney-in-fact, other person or entity shall be a complete discharge to the Plan, Plan Administrator and Trustee, without any responsibility on the part of the Trustee or the Plan Administrator to see to the application thereof. A Participant shall be deemed incompetent if he or she is incapable of properly using, expending, investing, or otherwise disposing of the distribution, and a court order or the written opinion of a qualified physician, psychiatrist or psychologist setting forth facts consistent with the standards outlined in this Section is presented to the Plan Administrator.

         23.11 Missing Persons: Notwithstanding any provision in this Plan and Trust to the contrary, if the Plan Administrator is unable to locate any Former Participant who is entitled to benefits under this Plan within three (3) years of the date he becomes entitled to a distribution from the Trust Fund, any amounts being held for his/her behalf shall be forfeited and used to reduce the Employer's contributions to the Plan and Trust. The Plan Administrator shall proceed with due diligence in attempting to locate any Former Participant. In the Plan Administrator's sole discretion, due diligence may include inquiry of any Beneficiary or Alternate Payee of the Former Participant whose names and addresses are known to the Plan Administrator or use by the Plan Administrator of a commercial locator service. Provided, however, no forfeiture shall occur until the Plan Administrator has mailed the Former Participant a notice of the benefits and the provisions of this section to his/her last known address, via U.S. Mail postage prepaid, return receipt requested. And, provided further, if the Former Participant is located subsequent to such forfeiture, the forfeited amount shall be reinstated and the Former Participant shall receive a distribution of his/her Vested Interest in accordance with the provisions of the Plan.

         23.12 Transfer of Interest: Notwithstanding any other provision contained in this Plan, the Trustee at the direction of the Plan Administrator shall transfer the lump sum amount otherwise payable to a Participant or Inactive Participant to another trust forming part of a pension, profit sharing, or stock bonus plan maintained by such Participant's new employer and represented by said employer in writing as meeting the requirements of Code ss.401(a) provided that the trust to which such transfers are made permits the transfer to be made.

         23.13 Prohibition Against Diversion of Funds: It shall be impossible by operation of the Plan or of the Trust, by termination of either, by power of revocation or amendment, by the happening of any contingency, by collateral arrangement or by any other means, for any part of the corpus or income of any trust fund maintained pursuant to the Plan or any funds contributed thereto to be used for, or diverted to, purposes other than the exclusive benefit of Participants, Inactive Participants or their Beneficiaries, except as provided in Sections 17.04 and 21.19.

         23.14 Period of the Trust: If it shall be determined that the applicable State law requires a limitation on the period during which this Trust shall continue, then such Trust shall not continue for a period longer than twenty-one (21) years following the death of the last of those Participants, including future Participants, who are living at the Effective Date hereof. At least one hundred eighty (180) days prior to the end of the twenty-first (21st) year as described in the first sentence of this Section, the Plan Sponsor, the Plan Administrator and the Trustee shall provide for the establishment of a successor Trust and transfer of Plan assets to the Trustee of such successor Trust. If applicable State law places no such limitation, then this Section shall not be operative.

         23.15 Applicability of Plan: The provisions of this Plan shall apply only to persons who are or who become Participants in this Plan on or after the Effective Date or with respect to Plan provisions with alternate effective dates, such alternate dates. Except as specifically provided in this Plan, the provisions of the Prior Plan will continue to apply to persons who are Inactive Participants or who are not employed by an FX Employer on the Effective Date or as applicable, alternate effective dates, unless and until such time as such persons may again become Participants in this Plan.

         23.16 Misstatement of Age: If a Participant or Beneficiary misstates or misrepresents his/her age, date of birth or any other material information to the Employer, Plan Administrator or Trustee, the amount, terms and conditions of any benefits payable from the Plan that are attributable to periods prior to the discovery of such misstatement or misrepresentation shall be limited to the lesser (or more restrictive) of: the amount, terms and conditions determined based on the misstated information; or the amount, terms and conditions determined based on the correct information. The Plan Administrator shall have sole and absolute authority for applying the preceding sentence.

         23.17 Return of Contributions to the Employer: Notwithstanding any provision of this Plan to the contrary, if any contribution (or portion thereof) by the Employer to the Trust is made as a result of a mistake of fact, or if any contribution (or part thereof) by the Employer to the Trust Fund that is conditioned upon the deductibility of the contribution by the Employer under the Code is disallowed, whether by agreement within the Internal Revenue Service or by final decision of a court of competent jurisdiction, the Employer may demand repayment of the mistaken or disallowed amount. The Trustee shall return the mistaken or disallowed contribution within one (1) year following the time the mistaken contribution was made or the disallowed contribution was disallowed. Investment earnings attributable to the mistaken or disallowed amount shall not be returned, but any investment losses attributable thereto shall reduce the amount so returned.

         23.18 Counterparts: This Plan and Trust may be executed in any number of counterparts, each of which shall be deemed to be an original, and the counterparts shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the Plan Sponsor has caused this Plan to be executed by its duly authorized representative this 23rd day of December, 2004.


PLAN SPONSOR:

FX Energy, Inc.

By: /s/ Scott J. Duncan
------------------------------
Its: Vice President/Secretary

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